Exhibit 10.37
Level 22 One Eagle
- Waterfront Brisbane 1
Eagle Street
Brisbane Qld 4000 Australia
T +61 7 3119 6000 F +61 7 2807 7880
minterellison.com
ME_957515171_9
CERTAIN
INFORMATION HAS
BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT
IS BOTH
NOT MATERIAL AND
IS THE TYPE OF INFORMATION
THAT THE REGISTRANT
TREATS AS
PRIVATE
OR CONFIDENTIAL. THE OMITTED PORTIONS
OF THIS DOCUMENT ARE INDICATED
BY [***].
Deed of amendment (No. 2)
Amended Coal Supply Agreement and
New Coal Supply Agreement
¾
Stanwell Corporation Limited
Coronado Curragh Pty Ltd
Coronado Finance Pty Ltd
Coronado Global Resources Inc.
Each entity listed in Schedule 1
¾

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2
ME_957515171_9
Deed of amendment (No. 2)
Amended Coal Supply Agreement and New Coal Supply Agreement
Details 3
Agreed terms 5

Defined terms & interpretation
5
1.1
Defined terms
5
1.2
Terms used in NCSA
6
1.3
Interpretation
6

Conditions Precedent
6
2.1
Conditions
6
2.2
Satisfaction
7
2.3
ML Condition Amendment
7
3
Distributions
7
3.1
Permitted Distributions
7
3.2
Recalculation of Liquidity and payment to Stanwell in certain circumstances
8
3.3
Debt restrictions
8
4
Repayment triggering events
9
4.1
Default
9
4.2
Change of Control
9
5
Amendment of ACSA
10
5.1
Amendment
10
5.2
Effect of amendment
10
5.3
ACSA Coal Price Prepayment
10
5.4
Waiver of Rebate
10
6
Amendment of NCSA
10
6.1
Amendment 10
6.2
Effect of amendment
10
6.3
Confirmation
11
7
Miscellaneous
11
7.1
General provisions
11
7.2
Proposed sale of the Curragh Mine and related matters
11
Schedule 1 – Security Providers
13
Schedule 2 – ACSA amendments
15
Schedule 3 - NCSA amendments
19
Schedule 4 – ML Condition Amendment
35
Signing pages
39

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Details
Date
Parties
Name
Stanwell Corporation Limited
ABN 37 078 848 674
Short form name Stanwell
Notice details
Level 2, 180 Ann Street, Brisbane QLD 4000
Attention: Company Secretary
Email:
Copy to: General Counsel
Email:
Name Coronado Curragh Pty Ltd
ABN 90 009 362 565
Short form name
Coronado
Notice details Level 33, 345 Queen Street, Brisbane QLD 4000
Attention: Company Secretary
Email:
Name Coronado Finance Pty Ltd
ABN 60 628 668 235
Short form name Coronado Finance
Notice details Level 33, 345 Queen Street, Brisbane QLD 4000
Attention: Company Secretary
Email:
Name Coronado Global Resources Inc. (incorporated in Delaware)
ABN 99 628 199 468
Short form name Coronado Global
Notice details Level 33, 345 Queen Street, Brisbane QLD 4000
Attention: Company Secretary
Email:
Name Security Providers, being each entity listed in Schedule 1 with their details as specified therein.
(together, the Parties)

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Background
A
Stanwell and Coronado are parties to the ACSA and the NCSA.
B
By Deed of Amendment dated 10 June 2025, Stanwell and Coronado agreed to amend the ACSA and the
NCSA.
C
To facilitate the provision
of further liquidity support to Coronado Global and to ensure the continuity of coal supply to the Stanwell Power Station, Stanwell and Coronado wish to further amend the existing coal
supply arrangements between them to provide for:
(i)
Coronado Global to be added as a party to the ACSA and the NCSA;
(ii)
a new asset-based lending facility by Stanwell in favour of Coronado and Coronado Finance to
replace the Existing ABL Facility Agreement;
(iii)
subject to certain liquidity requirements and other conditions:
(a)
a waiver of the Rebate Amounts payable by Coronado under the ACSA from
1 January
2026 until the ACSA Final Delivery Date subject to an obligation to repay the Rebate
Amounts (with interest) upon the occurrence of certain events (namely in the event of a
Coronado Default or upon the occurrence of a Change of Control that meets certain
requirements);
(b)
prepayment by Stanwell to Coronado of an additional amount per tonne of coal delivered
under the ACSA, from 1 January 2026 until the ACSA Final Delivery Date (ACSA
Prepayment);
(c)
prepayment by Stanwell to Coronado of an additional amount per tonne of coal delivered
under the NCSA for the Supply Term
under that agreement (NCSA Prepayment);
and
(d)
deferral of Coronado's obligations to pay the Derived Amount and the RRP Monthly
Payment under the NCSA (Deferred Payments);
(iv)
a mechanism to calculate the accrued value of the ACSA Prepayment, the NCSA Prepayment
and
the Deferred Payments and a mechanism to deduct those amounts (with interest) from payments
Stanwell is otherwise liable to make under the ACSA and the NCSA as applicable
;
(v)
an extension of the NCSA Supply Term
by a period of five Years
to provide Stanwell with
optionality for coal supply to the Stanwell Power Station; and
(vi)
certain restrictions on the Distributions Coronado Global may make during the balance of the
ACSA term and for the NCSA Supply Term.
D
The Parties have agreed to enter into this deed to effect
these amendments to the ACSA and the NCSA and
to provide for certain related matters.

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Agreed terms
1.
Defined terms & interpretation
1.1
Defined terms
In this document:
Accounting Standards
has the meaning given in Schedule 3.
ACSA
means the Amended Coal Supply Agreement dated 6 November
2009 between Stanwell and Coronado as
amended by:
(a)
the ACSA Deed of Amendment entered into between Stanwell and Coronado on or about
21 November 2016;
(b)
the New Coal Supply Deed;
(c)
the letter from Coronado to Stanwell dated 20 September 2018; and
(d)
the NCSA Amendment Deed.
ACSA Coal Price Prepayment Amount
has the meaning given in Schedule 3.
Asset Disposition
has the meaning given in the Notes Indenture.
Associate
has the meaning given in the Corporations Act 2001 (Cth).
Cash
has the meaning given in Schedule 3.
Cash Equivalents
has the meaning given in Schedule 3.
Concession Provisions
has the meaning given in Schedule 3.
Condition Date
means 24 November 2025.
Coronado Group
means Coronado Global and its Subsidiaries.
Coronado Parties
means Coronado, Coronado Finance, Coronado Global, and each Security Provider.
Change of Control
has the meaning given in Schedule 3.
Distribution
means:
(a)
any payment of cash or provision of other assets to Coronado Global's shareholders or to any
Associate of those shareholders,
whether by way of a dividend or other payment, repayment of
loan, return of capital or any other method; and
(b)
any such payment by any other entity within the Coronado Group to any entity within the Coronado
Group that is not a wholly owned Subsidiary of Coronado Global.
PDP Balance Schedule
has the meaning given in Schedule 3.
Effective Date
means the date this deed is executed by the last Party to execute it.
Event of Default
has the meaning given in the NCSA.
Existing ABL Facility Agreement
means the syndicated facility agreement between Coronado and Coronado
Finance (each as a borrower) and the Existing ABL Lender (as lender)
as amended and restated on 18 June 2025.
Existing ABL Lender
means Highland Park XII Pte Ltd.
Intermediate Liquidity Threshold
has the meaning given in Schedule 3.
Liquid Assets
has the meaning given in Schedule 3.
Liquidity
has the meaning given in Schedule 2 or Schedule 3, as the context requires
.
Minimum Liquidity Threshold
has the meaning given in Schedule 3.
NCSA
means the New Coal Supply Agreement dated 12 July 2019 between
Stanwell and Coronado as amended by:
(a)
the letter from Stanwell to Coronado dated 24 September 2019;
and
(b)
the NCSA Amendment Deed.
NCSA Amendment Deed
means the Deed of Amendment – New Coal Supply Agreement
(Prepayment and Rebate
Release) between Coronado, Stanwell and the Security Providers dated
10 June 2025.

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NCSA Base Tonnes
Prepayment Amount
has the meaning given in Schedule 3.
NEM
has the meaning given in Schedule 3.
New Coal Supply Deed
means the New Coal Supply Deed entered into between
Stanwell and Coronado on or
about 14 August 2018, as amended by the letter agreement dated 20 September
2018, the letter agreement dated 5
March 2019 and the letter agreement dated 9 May 2019.
Notes Indenture
has the meaning given in the NCSA Amendment Deed.
Noteholder
means each Holder within the meaning of the Notes Indenture.
OCSA
means the Option Coal Security Agreement entered into between
Stanwell and Coronado on 18 January
2021, as amended from time to time.
Payment Liquidity Threshold
has the meaning given in Schedule 3.
PDP Deduction Amount
has the meaning given in Schedule 3.
Positive Liquidity Threshold
has the meaning given in Schedule 3.
QTC
means Queensland Treasury Corporation
ABN 15 736 217 171.
Rebate Amount
means any amount payable to Stanwell under Clause 12.5 of the ACSA.
Rebate Waiver Term
means each Month from 1 January 2026 until the ACSA Final Delivery Date.
Security Provider
means each entity specified in Schedule 1.
Senior Intercreditor Agreement
means the senior intercreditor agreement between Global Loan
Agency Services
Australia Pty Ltd, Global Loan Agency Services Australia Nominees Pty Ltd
and Wilmington Trust, National
Association and acknowledged by Coronado and Coronado Finance, among others, dated 12 May 2021 as amended
from time to time.
Shareholding Minister
has the meaning given to that term in the Government Owned Corporations
Act 1993 (Qld).
Stanwell ABL Facility Agreement
means an asset-based lending facility agreement under which Stanwell, as the
Original Lender, agrees to make a revolving
credit facility available to Coronado and Coronado Finance in an aggregate amount equal to US$265,000,000.
Stanwell Competitor
has the meaning given in Schedule 3.
Stanwell Guarantee
means each guarantee provided to Stanwell by a Security Provider with respect to transactions
under the ACSA and the NCSA in connection with the Curragh Mine.
Stanwell Security
means each mortgage, charge, pledge, lien or other
security interest provided to Stanwell by a
Security Provider with respect to transactions under the ACSA and the NCSA in connection with the Curragh Mine.
Subsidiary
has the meaning given in the Corporations Act 2001 (Cth).
1.2
Terms used in NCSA
Unless otherwise indicated, terms defined in the NCSA, where used in this deed, have the meaning given to them in
the NCSA.
1.3
Interpretation
Clauses 1.1 and 1.2 (inclusive) of the NCSA apply to this deed as if they are set out in full in this deed, with all
necessary changes.
2.
Conditions Precedent
2.1
Conditions
Clauses 2.3, 3, 4, 5, 6 and 7.2 of this deed do not become binding on the Parties and are of no force and effect unless
and until each of the following conditions have been satisfied:
(a)
Stanwell, Coronado,
Coronado Finance,
each other Security Provider, the Existing ABL Lender
and each other applicable finance party have entered into the Stanwell ABL Facility
Agreement on
such terms and conditions as Stanwell may,
in its sole discretion, consider appropriate;
(b)
Coronado provides evidence (reasonably satisfactory to Stanwell) that the execution and delivery of
the Stanwell ABL Facility Agreement, and all associated security and guarantees, have been duly
authorised and approved on behalf of Coronado, Coronado Finance and each other Security
Provider.

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2.2
Satisfaction
(a)
Coronado must use all reasonable endeavours to ensure that the condition in Clause 2.1(b) is
satisfied as expeditiously as possible and in any event on or before the Condition Date (and remains
satisfied before the Condition Date).
(b)
The Parties must use all reasonable endeavours to ensure that the condition in
Clause 2.1(a) is
satisfied as expeditiously as possible and in any event on or before the Condition Date (and remains
satisfied before the Condition Date)
(c)
Each Party agrees that it will keep each other Party informed of the progress towards satisfaction of
its obligations under Clauses 2.2(a) and 2.2(b) (as applicable).
(d)
By no later than the Condition Date, Stanwell must confirm in writing whether the conditions in
this Clause 2 and the conditions precedent to the Stanwell ABL Facility Agreement have been
satisfied or waived.
(e)
Stanwell may, by not
less than 2 Business Days’ notice to the other Parties, terminate this deed if:
(i)
the conditions in this Clause 2 are not satisfied, or waived in accordance with
Clause
2.2(d) by the Condition Date; or
(ii)
a condition in this Clause 2 becomes incapable of satisfaction or the Parties agree that a
condition cannot be satisfied.
2.3
ML Condition Amendment
(a)
Commencing from the Effective Date, Coronado must take
all reasonable steps and do all things
reasonably necessary to promptly procure a variation or amendment to the conditions to each
Tenement in
accordance with section 194AC and section 294 (as applicable) of the Mineral
Resources Act 1984 (Qld) (including to seek approval from the Queensland
Minister for Natural
Resources and Mines substantially on the terms and in the form of the request in
Schedule 4 subject
to Stanwell's rights and Coronado's obligations under Clause 2.3(b))
so that each such Tenement
may only be transferred where the transfer occurs together with an assignment of Coronado's rights
and obligations under the OCSA, ACSA and the NCSA (in accordance with the terms of the
OCSA, ACSA and NCSA, respectively) (ML Condition Amendment)
.
(b)
Coronado agrees to:
(i)
promptly take any action requested by Stanwell, acting reasonably, in relation to the
content and form of any request to the Minister,
and any correspondence with the Minister
or the Department of Natural Resources and Mines, in connection with the
ML Condition
Amendment;
(ii)
consult with Stanwell prior to providing any correspondence or other written material to
the Minister or the Department of Natural Resources and Mines in relation to the ML
Condition Amendment;
and
(iii)
promptly provide Stanwell with a copy of any correspondence or other written material
provided to or received from the Minister or the Department of Natural Resources
and
Mines in relation to the ML Condition Amendment.
3.
Distributions
3.1
Permitted Distributions
Until the Final Delivery Date under the NCSA (or if later,
the date on which the PDP Balance is zero),
the Coronado
Parties must not make any Distribution and must ensure that each of their Associates does not make any Distribution
unless:
(a)
each of the following conditions is satisfied:
(i)
the Payment Liquidity Threshold is satisfied at the time the Distribution is made;
(ii)
if required by the Notes Indenture, Coronado Global has made an offer to repurchase notes
from the Noteholders in accordance with the Distribution requirements in the Notes
Indenture for an amount equal to the amount of the Distribution and to be paid at the same
time as the Distribution;
and
(iii)
at the same time as the Distribution and irrespective of whether an amount is required to be
paid under the Notes Indenture, an amount is paid to Stanwell by way of a deduction to the
PDP Balance equal to:

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(A)
if the PDP Balance is less than A$[***] – the amount of the Distribution;
(B)
if the PDP Balance is greater than A$[***] but less than A$[***] – two times the amount of the Distribution (provided that to the extent that a payment under this Clause
3.1(a)(iii) reduces the PDP Balance to A$[***] or less, the payment requirement under
Clause 3.1(a)(iii)(A) will apply to the extent of any further amounts under that payment);
and
(C)
if the PDP Balance is greater than A$[***] – three times the amount of the
Distribution (provided that to the extent that a payment under this Clause 3.1(a)(iii)
reduces the PDP Balance to A$[***] or less, the payment requirement under
Clause
3.1(a)(iii)(B) will apply to the extent of any further amounts under that payment
); or
(b)
where the Stanwell ABL Facility Agreement has been repaid in full and the
PDP Balance is zero,
each of the following conditions is satisfied:
(i)
the Payment Liquidity Threshold is satisfied at the time the Distribution is made;
and
(ii)
if required by the Notes Indenture, Coronado Global has made an offer to purchase notes
from the Noteholders in accordance with the Distribution requirements in the Notes
Indenture for an amount equal to the amount of the Distribution and to be paid at the same
time as the Distribution;
or
(c)
it is a:
(i)
Distribution from one member of the Coronado Group to another member of the Coronado
Group;
(ii)
Distribution under or in connection with any Australian TFA
or Australian TSA (each as
defined in the Stanwell ABL Facility Agreement);
(iii)
payment of any management, director or other similar fee to directors of the Energy &
Minerals Group (or any of its Affiliates) for performing the functions of such management
and/or director in connection with the Coronado Group provided that the aggregate amount
of such payments shall not exceed US$250,000 (or its equivalent) per annum per director;
(iv)
payment of any costs and expenses reasonably incurred by the Energy
& Minerals Group
(or any of its Affiliates) on behalf of a member of the Group, provided that the aggregate
amount of such payment shall not exceed US$250,000 (or its equivalent)
per annum; or
(v)
payment of any fee or amounts to employees, directors, company secretaries or employees
of the Coronado Group for performing the functions as a director, company secretary or
employee in connection with the Coronado Group as applicable.
3.2
Recalculation of Liquidity and payment to Stanwell in certain circumstances
If, contrary to the requirements of the Notes Indenture, proceeds from an Asset Disposition are not reinvested or
used to repay amounts owing under the Notes Indenture within the time required under the Notes Indenture, the
Coronado Parties agree that:
(a)
Coronado will promptly notify Stanwell of that matter;
(b)
within 10 Business Days after Stanwell has been notified under Clause 3.2(a),
Coronado will
recalculate:
(i)
the Liquidity for each Month occurring in the 12 month period after the receipt of the
proceeds from an Asset Disposition by including the proceeds from the Asset Disposition;
and
(ii)
the amounts that would have been payable by Coronado and Stanwell under the terms of
this deed, the ACSA and the NCSA if those Liquidity calculations had been used and the
aggregate amount of the difference between those amounts
and the amounts that were
payable without including those proceeds within the Liquidity calculation
;
and
(c)
within 10 Business Days after carrying out a reconciliation in accordance with Clause 3.2(b),
Coronado will pay to Stanwell an amount equal to the difference calculated in accordance with
Clause 3.2(b)(ii).
3.3
Debt restrictions
(a)
Subject to Clause 3.3(b),
until the Final Delivery Date under the NCSA, Coronado Global and each other Security Provider will not incur any Indebtedness (as defined in the Stanwell ABL Facility

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Agreement) in respect of which any of them grant a Security Interest (as defined in the Stanwell
ABL Facility Agreement) without Stanwell consent.
(b)
Notwithstanding Clause 3.3(a),
Coronado Global may:
(i)
extend the maturity of, or refinance (including a refinance or financing which occurs after
a repayment),
the Notes Indenture or the Stanwell ABL Facility Agreement to the same debt level (being the same level of principal, interest amounts and fee amounts)
and
secured by the same assets and in the same priority existing at the time of the extension, repayment or refinance; and
(ii)
incur any Indebtedness (as defined in the Stanwell ABL Facility Agreement)
in respect of
which it grants a Security Interest (as defined in the Stanwell ABL Facility Agreement)
where that debt is permitted under the Notes Indenture and the Stanwell ABL Facility
Agreement, including equipment financing and bank guarantee facilities obtained in the
ordinary course of business.
4.
Repayment triggering events
4.1
Default
Notwithstanding any other provision of the ACSA, the NCSA and this deed:
(a)
a breach of this deed, or the ACSA and the NCSA, as amended by this deed, by Coronado or
Coronado Global will be an Event of Default for the purposes of Clause 27 of the ACSA and
Clause 25 of the NCSA (Coronado Default); and
(b)
without limiting any rights or remedies available to Stanwell under the
ACSA and the NCSA, if a
Coronado Default occurs and:
(i)
the Coronado Default is not cured within the applicable cure period described in both of
Clause 27 of the ACSA and Clause 25 of the NCSA and the PDP Balance is greater than
zero; and
(ii)
Stanwell has a right to terminate the ACSA or the NCSA, then, in addition to any other
amounts Stanwell is entitled to under the ACSA and NCSA, the following amounts will be
immediately due, owing and payable by Coronado to Stanwell:
(A)
the PDP Balance;
(B)
all Rebate Amounts waived under Clause 5.4(a) up to the date of termination of
the ACSA or NCSA; and
(C)
default interest on each such Rebate Amount, calculated from the date on which
that Rebate Amount would have been payable to Stanwell had it not been waived under
Clause 5.4(a) to the date of payment in full, at a rate of 13% per annum.
4.2
Change of Control
(a)
Notwithstanding any other provision of the ACSA, the NCSA and this deed:
(i)
if within the two years immediately following the Effective Date, a Change of Control of
Coronado Global is proposed:
(A)
Coronado Global must first obtain the consent of Stanwell in accordance with
Clause 19 of the ACSA or Clause 18 of the NCSA, as applicable;
and
(B)
prior to the Change of Control occurring, Coronado Global must pay to Stanwell an amount equal to the sum of:
(I)
all Rebate Amounts waived under Clause 5.4(a); and
(II)
interest on each such Rebate Amount, calculated from the date on which that Rebate Amount would have been payable to Stanwell had it not been waived under Clause 5.4(a) to the date of payment in full, at a rate of
[***]% per annum.
(ii)
if any entity that Controlled Coronado Global at the Effective Date ceases to Control
Coronado Global by way of disposal of a substantial shareholding or a series of disposals
that amounts to an interest of 20% or more (in aggregate) of its shareholding without
Stanwell's consent in the two years immediately following the Effective
Date, Coronado
Global must immediately pay to Stanwell an amount equal to the sum of:

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(A)
all Rebate Amounts waived under Clause 5.4(a); and
(B)
interest on each such Rebate Amount, calculated from the date on which that
Rebate Amount would have been payable to Stanwell had it not been waived under Clause
5.4(a) to the date of payment in full, at a rate of [***]%
per annum.
(b)
Stanwell's consent under Clause 4.2(a)(i)(A) is not required:
(i)
for the entity which is the Controlling shareholder of Coronado Global at the Effective
Date to dispose of a minority shareholding or series of shareholdings that amount to less
than 20% in aggregate; and
(ii)
if shares,
convertible securities or other ownership interests (including CHESS Depository
Interests) are issued as part of a capital raise that has the effect of diluting the shareholding
of the entity which is the Controlling shareholder of Coronado Global at the Effective
Date, so that this entity no longer Controls Coronado Global, and there is no other
Controller of Coronado Global.
5.
Amendment of ACSA
5.1
Amendment
(a)
With effect on and from the
Effective Date, and in addition to the amendments specified in Clauses
5.3 and 5.4, the ACSA is amended in accordance with Schedule 2 and otherwise on the terms set
out in this deed.
(b)
Clause 5.1(a) does not affect any right or obligation of
a Party that arises before the Effective Date.
5.2
Effect of amendment
(a)
Subject to Clause 5.1, the ACSA continues in full force and effect.
(b)
Stanwell, Coronado and Coronado Global agree that they are bound by and will comply with the
ACSA as amended by this deed.
5.3
ACSA Coal Price Prepayment
(a)
For the period from 1 January 2026 until the ACSA Final Delivery Date, Stanwell will pay to
Coronado the ACSA Coal Price Prepayment Amount in accordance with the ACSA, as amended by
Schedule 2 to this deed.
(b)
Coronado's entitlement to payment of the ACSA Coal Price Prepayment
Amount under Clause
5.3(a) is conditional on Coronado delivering the Tonnes
Equivalent of Coal, as defined in the
ACSA and agreed with Stanwell as applying for delivery under the ACSA in 2025 that were
subject to nomination by Stanwell in accordance with Clause 5.1 of the ACSA for the 2025
Year
and for each subsequent Year
until the ACSA Final Delivery Date (excluding, for the avoidance of doubt, any deliveries in respect of which a valid authorised interruption to supply has been made by
Coronado in accordance with the terms of the ACSA or where delivery has otherwise been waived
by Stanwell).
5.4
Waiver of Rebate
(a)
Except as set out in Clause 4, Stanwell and Coronado agree that the ACSA is amended so that
Coronado is released from the obligation to pay the Rebate Amounts for the Rebate
Waiver Term.
(b)
During the Rebate Waiver
Term, Coronado will continue
to calculate the Rebate Amounts in
accordance with the ACSA.
6.
Amendment of NCSA
6.1
Amendment
(a)
With effect on and from the
Effective Date, the NCSA is amended in accordance with Schedule
3
and otherwise on the terms set out in this deed.
(b)
Clause 6.1(a) does not affect any right or obligation of
a Party that arises before the Effective Date.
6.2
Effect of amendment
(a)
Subject to Clause 6.1, the NCSA continues in full force and effect.
(b)
Stanwell, Coronado and Coronado Global agree that they are bound by and will comply with the
NCSA as amended by this deed.

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6.3
Confirmation
(a)
Each Security Provider:
(i)
ratifies and consents to the amendment of the NCSA pursuant to this deed;
(ii)
confirms that, to the extent legally possible, each Stanwell Security to which it is a party continues in full force and effect and extends to any amount payable by, and any obligation
of, Coronado under the NCSA as amended by this deed; and
(iii)
confirms that each Stanwell Guarantee to which it is a party continues in full force and
effect and extends to any amount payable by,
and any obligation of, Coronado under the
NCSA as amended by this deed.
(b)
Stanwell and each Security Provider acknowledges and agrees that the NCSA as amended pursuant
to this deed is:
(i)
a “Secured Document” for the purposes of each Stanwell Security to which that Security
Provider is a party; and
(ii)
a “Project Document” for the purposes of each Stanwell Guarantee to which that Security
Provider is a party.
7.
Miscellaneous
7.1
General provisions
The following Clauses of the NCSA apply to this deed as if they are set out in full in this deed, with all necessary
changes:
(a)
Clause 11.6 (GST);
(b)
Clause 17 (Dispute Resolution);
(c)
Clause 18 (Assignment and Change of Control);
(d)
Clause 19 (Representations, Warranties
and Undertakings);
(e)
Clause 20 (Confidentiality);
(f)
Clause 21 (Notices and Communications) except that the Parties' details for Notices are those
nominated in the Details section of this deed;
(g)
Clause 22 (Miscellaneous);
(h)
Clause 23 (Costs); and
(i)
Clause 24 (Counterparts).
7.2
Proposed sale of the Curragh Mine and related matters
Without derogating from Stanwell’s
rights under Clause 4.2 and notwithstanding any other provision of the ACSA,
the NCSA or this deed:
(a)
Coronado and Coronado Global acknowledge and agree that:
(i)
the Concession Provisions are for the benefit of Coronado and Coronado Global as those
entities exist as at the Effective Date;
(ii)
the Concession Provisions will only apply for so long as:
(A)
Coronado is the only seller of Coal under the ACSA and the NCSA;
(B)
Coronado is 100% owned (directly or indirectly) by Coronado Global;
and
(C)
the Curragh Mine is wholly owned by Coronado;
(b)
if Coronado or Coronado Global proposes to:
(i)
sell an interest in the Curragh Mine or assign an interest in the ACSA or NCSA; or
(ii)
dispose of a minority shareholding in Coronado;
(each a Proposed Restructure), Stanwell will consider any reasonable proposal advanced by Coronado or Coronado
Global in relation to potential amendments to the ACSA or the NCSA associated with a
Proposed Restructure but is
under no obligation to agree to amend the ACSA or the NCSA on the terms proposed by Coronado or Coronado
Global or at all; and

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(c)
if a Change of Control, an assignment of the ACSA or the NCSA or an assignment of Coronado's
rights to the Tenements
occurs and irrespective of whether a Change of Control, an assignment of the ACSA or the NCSA or an assignment of Coronado's rights to the Tenements occurs in
accordance with the ACSA, the NCSA or this deed, if Stanwell does not agree to amend the ACSA
or the NCSA to accommodate the Proposed Restructure in accordance with Clause 7.2(b),
then the
ACSA and the NCSA (as applicable) will continue in full force and effect except that the
Concession Provisions will cease to apply altogether on and from the date that the Proposed
Restructure or the assignment of the Ten
ements takes effect.

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Schedule 1 – Security Providers
No. Company
1.
Coronado Finance Pty Ltd
ABN: 60 628 668 235
Notice details: Level 31, 345 Queen Street, Brisbane QLD 4000
Attention: Company Secretary
Email:
2.
Coronado Australia Holdings Pty Ltd
ABN: 23 623 524 989
Notice details: As above
3.
Coronado Curragh Pty Ltd
ABN: 90 009 362 565
Notice details: As above
4.
Curragh Coal Sales Co. Pty.
Ltd.
ABN: 89 010 459 220
Notice details: As above
5.
Curragh Queensland Mining Pty Ltd
ABN: 55 095 450 418
Notice details: As above
6.
Coronado Global Resources Inc.
Notice details: As above
7.
Buchanan Minerals, LLC
Notice details: As above
8.
Buchanan Mining Company LLC
Notice details: As above
9.
Coronado Coal Corporation
Notice details: As above
10.
Coronado Coal II LLC
Notice details: As above
11.
Coronado Coal LLC
Notice details: As above
12.
Coronado Curragh LLC
Notice details: As above
13.
Coronado II LLC
Notice details: As above
14.
Coronado IV LLC
Notice details: As above
15.
Coronado VA,
LLC
Notice details: As above
16.
Greenbrier Minerals, LLC

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No. Company
Notice details: As above
17.
Mon Valley
Minerals LLC
Notice details: As above
18.
Powhatan Mid-Vol
Coal Sales, LLC
Notice details: As above

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Schedule 2 – ACSA amendments
On and from the Effective Date, the ACSA is amended as follows:
(a)
Coronado Global is added as a Party to the ACSA;
(b)
the definitions of 'Effective Date' and 'NCSA Amendment Deed
(No.2)', in this deed are added to Clause 1.1
of the ACSA;
(c)
the definitions of 'Accounting Standards', 'Cash', 'Cash Equivalents',
'Concession Provisions', 'Intermediate
Liquidity Threshold', 'Liquid Assets', 'Minimum Liquidity Threshold',
'NEM', 'Payment Liquidity
Threshold',
'PDP Deduction Amount' and 'Stanwell Competitor' in the NCSA (as amended by this deed) are
added to Clause 1.1 of the ACSA;
(d)
the following definition of 'ACSA Coal Price Prepayment Amount' is added to Clause 1.1 of ACSA:
'"ACSA Coal Price Prepayment Amount"
has the meaning given in Clause 12.1.'
(e)
the existing definition of 'Change of Control' is deleted from Clause 1.1 of the ACSA and the following new
definition is inserted in its place:
'"Change of Control"
means, in relation to Coronado or Coronado Global, a change in the persons
(including a fund, a trust or a corporation as defined in the Corporations Act)
who are individually or
together able to Control Coronado or Coronado Global.'
(f)
the following definition of 'Liquidity' is added to Clause 1.1 of the
ACSA:
'"Liquidity"
means, the sum of the Cash, Cash Equivalents and Liquid Assets of Coronado,
Coronado
Global and each of their Subsidiaries to be calculated:
(a)
on a consolidated basis in accordance with the
Accounting Standards;
(b)
as at the end of each Month until the Final Delivery Date;
(c)
in determining whether any of the Minimum Liquidity Threshold, the Intermediate Liquidity
Threshold or the Payment Liquidity Threshold
is satisfied in respect of a Month, as at the end of
the
previous Month;
(d)
by excluding for a period of two years after the Effective Date of the NCSA Amendment
Deed
(No.2) the sum of any amount:
(i)
received from the Queensland
Revenue Office in relation to transfer duty associated
with Coronado
Global's indirect acquisition of the shares
in Coronado; and
(ii)
released from any
cash facilities maintained in support of any bank guarantees provided for Coronado or
Coronado Global or any of its other Subsidiaries
;
and
(e)
by excluding proceeds from
any Asset Disposition, except to the extent that the Notes Indenture provides that those proceeds
are not required
to be reinvested or used to repay
amounts owing
under the Notes Indenture.'
(g)
Clause 11 of the ACSA is amended by inserting the
following new Clause 11.3:
'11.3
The ACSA Coal Price Prepayment Amount will be adjusted for variations in quality and Clause 11.2 will
apply mutatis mutandis except that references to 'Contract Price' (and CP) are replaced with ACSA Coal
Price Prepayment Amount.'
(h)
Clause 12 of the ACSA is amended by:
(i)
deleting from Clause 12.1 existing sub-paragraphs (e) and (f) and inserting the following new sub-
paragraphs (e), (f) and (g):
(e)
any amount payable pursuant to Clause 12.6;
(f)
any amount payable in relation to Transport
Cost pursuant to Clause 3.6; and
(g)
if the Minimum Liquidity Threshold or the Intermediate
Liquidity Threshold is satisfied,
the ACSA Coal Price Prepayment Amount, being:
(i)
if the Minimum Liquidity Threshold is satisfied – 100%
of the ACSA Coal Price
Prepayment Amount; or

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(ii)
if the Intermediate Liquidity Threshold is satisfied
– 50% of the ACSA Coal Price
Prepayment Amount.'
(ii)
inserting at the end of Clause 12.1 immediately after sub-paragraph (h)
a new paragraph as follows:
'In this Clause 12.1 "ACSA Coal Price Prepayment Amount"
means, for each Month until the
Final Delivery Date, the amount determined as:
= [(Fixed Price – Invoice Price)
x Base Tonnes
Delivered]
+ [(Fixed Price – Invoice Price) x
Optional Tonnes
Delivered]
Where:
Fixed Price
means in respect of each Month, the price in A$ set out
for that Month for the Fixed
Price in Attachment 1 to this Agreement,
adjusted for variations in quality with Clause 11.2
to
apply mutatis mutandis except that references
to 'Contract Price' (and CP) are replaced
with ACSA
Coal Price Prepayment Amount.
(i)
Clause 19 of the ACSA is amended by:
(i)
deleting existing Clause 19.1 (including the heading to that Clause) and inserting in its place the
following replacement Clause 19.1 with the heading 'Assignment by Coronado':
'Coronado and Coronado
Global may not assign all or any part of their respective rights
or
obligations under this Agreement unless:
(a)
Stanwell has given its prior consent; and
(b)
Coronado's rights, in the same percentage,
to the Tenements and
to each ProjectDocument
are assigned to the same assignee at the same time,
except in relation to a deemed
assignment under Clause 19.5.'
(ii)
deleting existing Clause 19.5 and inserting its place the following replacement
Clause 19.5 with the
same heading:
'(a)
Subject to Clause 19.5(b), a Change of Control
of Coronado or Coronado
Global
will be deemed to be an assignment of this Agreement
for which Stanwell's prior
consent is required
for the purpose of this Clause 19 and the person that acquires
Control will be deemed to be the "proposed
assignee".
(b)
Stanwell's prior consent will not be required
if:
(i)
for so long as Coronado
Global
is listed on the ASX, the Change of
Control occurs as a result of or pursuant to:
(A)
a takeover or tender offer for all of the securities in Coronado
Global (including common stock in respect of which CHESS
Depository Interests have been issued); or
(B)
a merger of Coronado Global with another entity approved
by the
requisite majority of Coronado Global's stockholders involving all of the securities in Coronado Global (including common stock in respect of which CHESS Depository Interests have been
issued); or
(ii)
shares, convertible securities or other ownership interests
(including
CHESS Depository Interests) are issued as part of a
capital raise
that has the effect of diluting the shareholding of the
entity which is
the Controlling
shareholder of Coronado Global at
the Effective
Date of the NCSA Amendment Deed (No. 2), so that
this entity no
longer Controls Coronado Global, and there is no
other Controller of
Coronado Global.'
(iii)
amending Clause 19.7(b)(ii) by inserting immediately after the words 'Financial Ability' but before
the full-stop, the following:
'or,
if in Stanwell's reasonable opinion, the proposed
assignee is a Stanwell Competitor'.
(j)
Clause 20 of the ACSA is amended by inserting new Clauses 20.3 and 20.4 as follows and renumbering
existing Clause 20.3 as Clause 20.5:

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'20.3
Subject to Clause 20.4, Coronado
Global and Coronado will promptly,
as and when requested by
Stanwell, provide to Stanwell:
(a)
any information reasonably required by Stanwell from time to time to carry out any
financial due diligence on the Coronado Group or any technical due diligence on the
Curragh Mine;
(b)
access to all such records, books, accounts, statements, reports and other documents reasonably required by Stanwell for examination, audit, inspection and copying in order to
verify or otherwise confirm the solvency position and financial liquidity of
Coronado
Global or Coronado from time to time;
(c)
access to all such records, books, accounts, statements, reports and other documents reasonably required by Stanwell for examination, audit, inspection and copying in order to
verify or otherwise confirm that Coronado Global or Coronado have complied
and
continue to comply with this Agreement from time to time;
(d)
access to the Curragh Mine, on reasonable prior notice from Stanwell, for the purpose of
Stanwell inspecting the facilities, operations and any other activities being undertaken on
the site from time to time; and
(e)
access to key personnel of Coronado Global and Coronado for the purpose of obtaining
information in relation to the Coronado Group or the Curragh Mine from time to time.
20.4 Clause 20.3(a), (b) and (c) do not apply to:
(a)
legal advice or information that is subject to legal professional privilege;
(b)
information the disclosure of which by Coronado
or Coronado Global would be a
breach of law;
and
(c)
information that is commercial-in-confidence
or otherwise subject to an obligation of confidence
and in respect of which Coronado
or Coronado Global does not
have any necessary third-party
consent to disclose after using all reasonable
endeavours to obtain such consent.'

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Attachment 1 to ACSA
[***]

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+Schedule 3 - NCSA amendments
1.
Details
Coronado Global is added as a party to the NCSA by inserting the following words immediately after
Coronado's details:
'Name Coronado Global Resources Inc.
ABN 99 628 199 468
Short form name Coronado Global
Notice details Level 33, 345 Queen Street, Brisbane QLD 4000
Attention: Company Secretary
Email:
2.
Recitals
A new recital paragraph F is inserted immediately after recital paragraph E as follows:
'The parties have further agreed on the terms and conditions of the NCSA Amendment
Deed (No. 2) to
make provision for:
(i)
Coronado Global to be added as a party to the ACSA
and this Agreement;
(ii)
subject to certain liquidity requirements
and other conditions:
(a)
a waiver of the Rebate Amounts payable by Coronado
under the ACSA from 1
January 2026 until the ACSA Final Delivery Date subject to an obligation to
repay the Rebate Amounts (with interest)
upon the occurrence of certain events;
(b)
prepayment by Stanwell to Coronado
of an additional amount per tonne of coal
delivered under the ACSA (in payment for future
tonnes of coal to be delivered
under the NCSA), from 1 January 2026 until the
ACSA Final Delivery Date
( ACSA Prepayment
);
(c)
prepayment by Stanwell to Coronado
of an additional amount per tonne of coal
delivered under this Agreement
(in payment for future tonnes of coal to be
delivered under this Agreement)
for the Supply Term
(
NCSA Prepayment) ; and
(d)
deferral of Coronado's obligations to pay
the Derived Amount, the Cash in Lieu
and the RRP Monthly Payment under this Agreement
(
Deferred Payments );
(iii)
a mechanism to calculate the accrued value of the ACSA Prepayment, the NCSA Prepayment and
the Deferred Payments and a mechanism to
deduct the value of those amounts (with interest) from
payments Stanwell is otherwise liable to make under this Agreement for coal sold and delivered by
Coronado to Stanwell;
(iv)
an extension of the Supply Term
by a period of five Years
to provide Stanwell with optionality for
coal supply to the Stanwell Power Station; and
(v)
certain restrictions on the Distributions Coronado
Global may make during the balance of the
ACSA term and for the Supply Term.
'
3.
Clause 1.1 – Definitions
Clause 1.1 is amended by:
(a)
amending each of the following definitions so that they have the meaning set out below:
" ACSA
" means the Amended Coal Supply Agreement dated 6 November
2009 between Stanwell
and Coronado, as amended by:

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(a)
the ACSA Deed of Amendment entered into between
Stanwell and Coronado on or about
21 November 2016;
(b)
the Deed;
(c)
the letter from Coronado
to Stanwell dated 20 September 2018;
(d)
the NCSA Amendment Deed; and
(e)
the NCSA Amendment Deed (No.2).
" Agreement
" means this document (including as amended by the NCSA Amendment
Deed and the
NCSA Amendment Deed (No. 2)) including all terms and conditions and incorporating all
schedules, appendices and attachments referenced
in or attached to it, as amended from time to
time in accordance with its provisions.
" Change of Control
" means, in relation to Coronado
or Coronado Global, a change in the persons
(including a fund, a trust or a corporation as defined in the Corporations Act) who are individually
or together able to Control Coronado
or Coronado Global.
" Coronado Holdings " means:
(a)
until the Permitted Reorganisation, Coronado
Group LLC; and
(b)
on and from the Permitted Reorganisation,
Coronado Global (formerly Coronado
Group
Holdco LLC).
" Effective Date " means the Effective Date as defined in each of the NCSA Amendment Deed and the NCSA Amendment Deed (No. 2), as applicable and unless and except insofar as the context
otherwise indicates or requires.
" Final Delivery Date " means the earlier of:
(a)
the last day of the Month for which:
(i)
the Outstanding Value
of the SRA;
(ii)
the RRP Balance; and
(iii)
the PDP Balance,
are all first determined as equalling zero;
and
(b)
31 December 2043.
" NCSA Amendment Deed " means the Deed of Amendment – New Coal Supply Agreement
(Prepayment and Rebate Release) between Coronado,
Stanwell and the Security Providers dated
10 June 2025.
" Netback Amount
" for each Month during the Supply Term,
has the meaning given in Clause
11.2(a)
" Permitted Reorganisation
" means the transfer by Coronado Group
LLC of all of its assets (other
than its interests in Coronado
Global (formerly Coronado Group
Holdco LLC)) to Coronado
Global (formerly Coronado Group
Holdco LLC)
(b)
inserting the following new definitions in alphabetical order:
" Accounting Standards " has the meaning given in the Corporations Act.
" ACSA Coal Price Prepayment Amount " has the meaning given in the PDP Balance Schedule.
" Asset Disposition " has the meaning given in the NCSA Amendment Deed (No. 2).
" Cash " has the meaning given in the Accounting Standards.
" Cash Equivalents " has the meaning given in the Accounting Standards.
"
Cash Value
of the PDP Balance
" has the meaning given in the PDP Balance Schedule.
"
Cash Value
of the RRP
" has the meaning given in the RRP Balance Schedule.
" Concession Provisions " means:
(a)
access (and continuing access) to:
(i)
additional payments by way of the ACSA Coal Price Prepayment
Amounts and the
NCSA Base Tonnes
Prepayment Amounts; and

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(ii)
reduced deduction obligations by way of
the Deferred Derived Amounts, the
Deferred Cash in Lieu Amounts and the Deferred
RRP Monthly Payment
Amounts,
each of which are conditional on Liquidity
meeting certain thresholds, and
(b)
payments in respect of the PDP Balance being
in most circumstances conditional on
Liquidity meeting certain thresholds; and
(c)
the right to add the Outstanding Value
of the SRA (if any) and the RRP Balance (if any) as
at 31 December 2043 to the PDP Balance,
and includes all provisions of the ACSA, the
NCSA Amendment Deed (No. 2) and this Agreement,
that refer to, or otherwise apply to the operation
of, the Concession Provisions.
" Coronado Group " has the meaning given in the NCSA Amendment Deed (No. 2).
" Deferred Cash in Lieu Amount " has the meaning given in the PDP Balance Schedule.
" Deferred Derived Amount " has the meaning given in the PDP Balance Schedule.
" Deferred RRP Monthly Payment Amount " has the meaning given in the PDP Balance Schedule.
" Distribution " has the meaning given in the NCSA Amendment Deed (No. 2).
" Existing ABL Facility Agreement " has the meaning given in the NCSA Amendment Deed (No.
2).
"Indexed Amounts" means:
(a)
in respect of the Minimum Liquidity Threshold,
US$200 million;
(b)
in respect of the Payment Liquidity Threshold,
US$300 million (or,
for the purposes only
of Clause 3.1(b)(i) of the NCSA Amendment Deed (No. 2) and Clause 11.11(b)(i)
of this
Agreement, US$400 million); and
(c)
in respect of the Intermediate Liquidity Threshold
US$250 million,
each as indexed in accordance with Clause 11.1
3.
" Intermediate Liquidity Threshold
" means, in respect of a Month, Liquidity being
greater than the
Minimum Liquidity Threshold but less than
US$250 million, as indexed in accordance with Clause
11.13.
" Liquid Assets
" means any asset which is readily convertible
into cash, including:
(a)
term deposits;
(b)
bonds; and
(c)
securities (as defined in the Corporations Act) which are
market-traded (or capable of
being market-traded),
but excluding any asset necessary for the ordinary
operation of Coronado Global's business (but
not including for its liquidity).
" Liquidity " means, the sum of the Cash, Cash Equivalents and Liquid Assets of Coronado,
Coronado Global and each of their Subsidiaries
to be calculated:
(a)
on a consolidated basis in accordance with the
Accounting Standards;
(b)
as at the end of each Month during the Supply Term;
(c)
in determining whether any of the Minimum Liquidity Threshold, the Intermediate
Liquidity Threshold or the Payment Liquidity
Threshold is satisfied in respect of
a Month,
as at the end of the previous Month;
(d)
by excluding for a period of two years after the Effective Date of the NCSA Amendment
Deed
(No.2) the sum of any amount:
(i)
received from the Queensland
Revenue Office in relation to transfer duty
associated with Coronado Global's indirect
acquisition of the shares in Coronado;
and
(ii)
released from any
cash facilities maintained in support of any bank guarantees provided for Coronado
or Coronado Global or any of its other Subsidiaries;
and

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(e)
by excluding proceeds from
any Asset Disposition, except to the extent that the Notes
Indenture provides
that those proceeds are
not required to be reinvested
or used to repay
amounts owing under the Notes Indenture.
" Minimum Liquidity Threshold
" means, in respect of a Month, Liquidity being less than
US$200
million, as indexed in accordance with Clause 11.1
3.
"
NCSA Base Tonnes
Prepayment Amount
" has the meaning given in the PDP Balance Schedule.
" NCSA Amendment Deed (No.2) " means the Deed of Amendment (No. 2) – Amended Coal Supply
Agreement and New Coal Supply Agreement
between Coronado, Coronado
Global, Coronado
Finance Pty Ltd, Stanwell and the Security Providers
dated 27 November 2025.
" NEM " means the National Electricity Market.
" Noteholder " has the meaning given in the NCSA Amendment Deed (No. 2).
" Notes Indenture " has the meaning given in the NCSA Amendment Deed.
" Payment Liquidity Threshold
" means, in respect of a Month, and after deducting the amount of
any Distribution permitted under Clause 11.11
and the amount of any contemporaneous payments
made to Noteholders and to Stanwell under Clause 11.11,
Liquidity being at least US$300 million
(or,
for the purposes only of Clause 3.1(b)(i) of the NCSA Amendment Deed (No. 2)
and Clause
11.11(b)(i)
of this Agreement, US$400 million), as indexed
in accordance with Clause 11.1
3.
" PDP Balance
" means the prepayment and deferred
payment balance and has the meaning given
to 'PDP Balance' in the PDP Balance Schedule.
" PDP Balance Schedule " means the model calculations schedule at Schedule 1B to this
Agreement which sets out the information
and formulae required to
determine certain amounts to
be paid under this Agreement.
"
PDP Balance Termination
Payment
" has the meaning given in the PDP Balance Schedule.
" PDP Deduction Amount " has the meaning given in the PDP Balance Schedule.
"
PDP Voluntary
Payment Amount
" has the meaning given in the PDP Balance Schedule.
" Permitted Distribution " means a Distribution permitted under Clause 11.11.
" Rebate Waiver Term " has the meaning given in the NCSA Amendment Deed (No. 2).
" Security Provider " has the meaning given in the NCSA Amendment Deed or the NCSA
Amendment Deed (No. 2), as applicable.
" Stanwell ABL Facility Agreement " has the meaning given in the NCSA Amendment Deed (No.
2).
" Stanwell Competitor " means a person, or a Related Body Corporate of a person, who:
(a)
is a registered participant
in the NEM; or
(b)
has a material (direct or indirect)
interest in a power generation asset in the NEM.
" Subsidiary
" has the meaning given in the NCSA Amendment Deed (No. 2).
4.
Clause 2 – Agreement to Buy and Sell/Total Contract Tonnage
4.1
Clause 2.2 – Agreement
Clause 2.2 is amended by deleting existing Clause 2.2 and inserting in its place the following new Clause 2.2 with
the same heading:
(a)
The Parties acknowledge and agree that the
schedules to this Agreement:
(i)
form part of the Agreement and have the same force
and effect as if set out in the body of
this Agreement; and
(ii)
contain operative terms and conditions that are
binding on the Parties.
(b)
Commencing on the Supply Commencement Date, Coronado
shall sell and deliver to Stanwell, and
Stanwell shall purchase and accept from
Coronado, Coal in the quantities and on the terms and
conditions provided in this Agreement.
'

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4.2
Clause 2.3 – Term
Clause 2.3 is amended by deleting existing Clause 2.3 and inserting in its place the following new Clause
2.3 with the same heading:
(a)
This Agreement will have effect from the Commencement Date except for those provisions that
were amended or inserted in accordance
with the NCSA Amendment Deed and the NCSA
Amendment Deed (No. 2), which will have effect from their
respective Effective Dates. Unless this
Agreement is terminated earlier in accordance
with its terms, this Agreement ends on the date
occurring after the Final Delivery Date when each Party has complied with its obligations
and
satisfied all of its liabilities under this Agreement.
(b)
From four Years
prior to the expected Final Delivery Date, either Party may request the other
Party to discuss the possibility of extending this Agreement to cover additional tonnages of Coal.
In such case the Parties will discuss such possibility but, subject to Clause 2.3(c)(i)(B)
neither
Party shall be obliged to agree to any such extension.
(c)
If as at 31 December 2043, the:
(i)
Outstanding Value
of the SRA is greater than zero,
then:
(A)
the Outstanding Value
of the SRA will be added to the PDP Balance; and
(B)
if requested by Stanwell, Coronado
will use its best endeavours to supply Coal, at
a price to be agreed between Coronado
and Stanwell; and
(ii)
RRP Balance is greater than zero,
then the RRP Balance will be added to the PDP
Balance.'
5.
Clause 3 – Source of Coal/Substitute Coal
5.1
Clause 3.4 – Transportation and Rail Rates of Substitute Coal from Designated Mines
Clause 3.4(f) is amended by deleting 'Clauses 3.4(e)(i) or 3.4(e)(ii)' and replacing it with 'Clause 3.4(e)(i) or
Clause 3.4(e)(ii)'.
5.2
Clause 3.5 – Transportation and Rail Rates of Substitute Coal from other Mines
Clause 3.5(b)(v) is amended by deleting 'Clauses 3.5(b)(iv)(A) or 3.5(b)(iv)(B)' and replacing it with
'Clause 3.5(b)(iv)(A) or Clause 3.5(b)(iv)(B)'.
5.3
Clause 3.6 – Payment for Transportation
Clauses 3.6(h)(i) and (ii) are amended by replacing 'The' (as it appears at the beginning of each clause) with
'the'.
6.
Clause 4.1 – Annual Nominations
Clause 4.1 is amended by:
(a)
deleting existing Clause 4.1(a)(i)(A) and inserting in its place the following new Clause
4.1(a)(i)(A):
'(A)
the Annual Contract Tonnage
for that Year
which must be between 1.2 million Tonnes
Equivalent and 2.24 million Tonnes
Equivalent (and pro rata for a part Year),
and if no
such nomination is made for any Year,
Stanwell shall be deemed to have nominated
2 million Tonnes
Equivalent;';
and
(b)
in Clause 4.1(a)(iv), replacing 'Clause' with 'Clauses'.
7.
Clause 5.2 – Annual Nominations
Clause 5.2(b) is amended by re-numbering the sub-clauses so that they are '(i)' and '(ii)' rather than '(iii)' and
'(iv)'.
8.
Clause 5.3 – Nominations at the end of the Coal Term
Clause 5.3 is amended by:

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(a)
deleting existing Clause 5.3(a)(ii)(A) and inserting in its place the following:
'(A)
subtract the RRP Tonnage
Payment per Tonne
Equivalent (for that amount of Coal
delivered to Stanwell) from
the Netback Amount payable by Stanwell each Month (the
difference being the Remaining Additional
Coal Tonnes
RRP Payment); and';
(b)
renumbering existing paragraph (b), commencing with words 'For the purposes of Clause 5.3(a)…'
as paragraph (c); and
(c)
inserting a new paragraph (b) as follows:
'(B)
If Stanwell elects to exercise its rights under either or both of Clauses 5.3(a)(ii) or
5.3(a)(iii) and:
(i)
the Minimum Liquidity Threshold is satisfied and
Coronado has requested
and
Stanwell has agreed in writing in respect
of that payment - 100% of the RRP
Monthly Payment will be treated as a Deferred
RRP Monthly Payment Amount; or
(ii)
the Intermediate Liquidity Threshold is satisfied and
Coronado has requested
and
Stanwell has agreed in writing in respect
of that payment - 50% of the RRP
Monthly Payment will be treated as a Deferred
RRP Monthly Payment Amount.'
9.
Clause 11 – Payment
9.1
Clause 11.1 – Monthly Payment
Clause 11.1 is amended by deleting existing
Clause 11.1 and inserting in its place the following new
Clause
11.1 with the same heading:
'In respect of each Month during the Supply Term,
Stanwell must pay to Coronado, or Coronado must pay
to Stanwell, as the case may be:
(a)
the amount payable for the Coal delivered in the
Month being the Netback Amount, as determined
in accordance with Clause 11.2;
(b)
if the Minimum Liquidity Threshold or the Intermediate
Liquidity Threshold is satisfied, the NCSA
Base Tonnes
Prepayment Amount, being:
(i)
if the Minimum Liquidity Threshold is satisfied - 100%
of the NCSA Base Tonnes
Prepayment Amount; or
(ii)
if the Intermediate Liquidity Threshold is satisfied
– 50% of the NCSA Base
Tonnes
Prepayment Amount; and
(c)
if the Intermediate Liquidity Threshold is satisfied or if Liquidity is greater than the Intermediate
Liquidity Threshold, the amount payable for the
Derived Amount for the Month, being:
(i)
if the Intermediate Liquidity Threshold is satisfied - 50% of the Derived Amount;
or
(ii)
if Liquidity is greater than the Intermediate Liquidity Threshold – 100% of the
Derived Amount,
as determined in accordance with Clause 11.3;
(d)
if the Intermediate Liquidity Threshold is satisfied or if Liquidity is greater than the Intermediate
Liquidity Threshold, and Stanwell has made
an election for the payment of Cash in Lieu in respect
of the Month, the amount of the Cash in Lieu for the Month, being:
(i)
if the Intermediate Liquidity Threshold is satisfied - 50% of the Cash in Lieu for the
Month; or
(ii)
if Liquidity is greater than the Intermediate Liquidity Threshold – 100% of the
Cash in Lieu for the Month,
as determined in accordance with Clause 11.3;
(e)
the Additional Coal Tonnage
Netback Amount as determined in accordance
with Clause 11.2
(excluding any RRP Monthly Payment which is treated
as a Deferred RRP Monthly Payment
Amount in accordance with Clause 11.2
);
(f)
the royalty amount payable in respect
of the Coal delivered in the Month as determined
in
accordance with Clause 11.4;
(g)
any Rail Energy Payment pursuant to
Clause 11.5;
(h)
any amount payable in respect of GST pursuant
to Clause 11.6;

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(i)
any Transport Cost payable pursuant
to Clause 3.6;
(j)
any amount payable in respect of any interruptions
to supply that are not Causes Outside the
Control of Coronado
pursuant to Clause 12; and
(k)
if the Payment Liquidity Threshold is satisfied, the
PDP Deduction Amount pursuant to Schedule
1B or,
if the PDP Deduction Amount is greater than the PDP Balance, an amount equal to the
PDP Balance.
Payment for the amounts payable under Clauses 11.1(a
), (b),
(c) and (k) will be satisfied in each Month by
Stanwell paying to Coronado:
(l)
the Netback Amount less the Derived Amount
less, where the Payment Liquidity Threshold
is
satisfied, the PDP Deduction Amount pursuant to Schedule 1B (or, if the PDP Deduction Amount
is greater than the PDP Balance, an amount
equal to the PDP Balance);
and
(m)
the Additional Coal Tonnage
Netback Amount as determined in accordance
with Clause 11.2
(excluding any RRP Monthly Payment which is treated
as a Deferred RRP Monthly Payment
Amount in accordance with Clause 11.2)
,
each of which is an amount equivalent to the amount determined as the Invoice
Price x Tonnes Delivered.'
9.2
Clause 11.2 – Payment for Coal
Clause 11.2 is amended by:
(a)
in paragraph (a), inserting square brackets around 'RRP Monthly Unnominated
Tonnes Payment'
and 'Remaining Additional Coal Tonnes
RRP Payment (if applicable)'; and
(b)
inserting in paragraph (b), immediately after the words '– RRP Monthly Payment' and before the
words 'where "Tonnes
Delivered" is…', the following words:
'except that:
(i)
if the Minimum Liquidity Threshold is satisfied and
Coronado has requested
and
Stanwell has agreed in writing in respect
of that Month and in respect of that
payment - 100% of the RRP Monthly Payment will be treated
as a Deferred RRP
Monthly Payment Amount; or
(ii)
if the Intermediate Liquidity Threshold is satisfied and
Coronado has requested
and Stanwell has agreed in writing in respect
of that Month and in respect of that
payment - 50% of the RRP Monthly Payment will be treated
as a Deferred RRP
Monthly Payment Amount,'
9.3
Clause 11.3 – Derived Amount and Cash in Lieu
Clause 11.3 is amended by deleting existing
Clause 11.3 and inserting in its place the following new
Clause
11.3 with the same heading:
'In respect of each Month during the Supply Term,
Coronado shall pay to Stanwell:
(a)
if the Intermediate Liquidity Threshold is satisfied or if Liquidity is greater than the Intermediate
Liquidity Threshold, the Derived Amount
for the Month, being:
(i)
if the Intermediate Liquidity Threshold is satisfied
– 50% of the Derived Amount
for the Month; or
(ii)
if Liquidity is greater than the Intermediate Liquidity
Threshold – 100% of the
Derived Amount for
the Month; and
(b)
if the Intermediate Liquidity Threshold is satisfied or if Liquidity is greater than the Intermediate
Liquidity Threshold, the Cash in Lieu for the Month,
being:
(i)
if the Intermediate Liquidity Threshold is satisfied
– 50% of the Cash in Lieu for
the Month; or
(ii)
if Liquidity is greater than the Intermediate Liquidity
Threshold – 100% of the
Cash in Lieu for the Month.
The Derived Amount and the Cash in Lieu are to be determined for each Month in accordance with the
SRA Value
Schedule.'
9.4
Clause 11.10 – Adjustment to liquidity support payments
Clause 11 is amended by inserting the following
new Clause 11.10:

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'11.10 Adjustment
to liquidity support payments
(a)
If the Minimum Liquidity Threshold is satisfied, and
if the sum of the aggregate amount of
payments to be made under Clause 11.1
and Coronado's Liquidity in respect
of that Month is more
than US$200 million, as indexed in accordance
with Clause 11.13, then to the extent
that such sum
exceeds US$200 million, as indexed in accordance
with Clause 11.13,
Stanwell must instead pay
Coronado, and Coronado
must pay Stanwell, as if the Intermediate Liquidity Threshold
were
satisfied.
(b)
If the Intermediate Liquidity Threshold is satisfied, and
if the sum of the aggregate amount of
payments to be made under Clause 11.1
(including as adjusted under Clause 11.10(a)
)
and
Coronado's liquidity in respect
of that Month would mean that the Intermediate Liquidity
Threshold would not be satisfied immediately after such
payments, then to the extent that such sum
is less than US$250 million, as indexed in accordance
with Clause 11.13,
each such payment that
is conditional on satisfaction of the Intermediate Liquidity Threshold will be reduced (or removed)
such that actual Liquidity immediately after such payments equals $US250 million, as indexed in
accordance with Clause 11.1
3, with the reductions or removals
to be made in the following order
until that occurs:
(i)
first, the NCSA Base Tonnes
Prepayment Amount per Tonne
Equivalent under
Clause 11.1(
b);
(ii)
second, the deferral of the RRP Monthly Payment under Clause 11.
2(b);
(iii)
third, the deferral of the Derived Amount under
Clause 11.1(c); and
(iv)
fourth, the deferral of the Cash in Lieu under Clause 11.1(
d).'
9.5
Clause 11.11
– Permitted Distributions
Clause 11 is amended by inserting the following
new Clause 11.11:
'11.11 Permitted
Distributions
Until the Final Delivery Date (or if later, the
date on which the PDP Balance is zero), Coronado and
Coronado Global must not make any Distribution and must ensure that each of their Associates does not
make any Distribution unless:
(a)
each of the following conditions is satisfied:
(i)
the Payment Liquidity Threshold is satisfied at the time the
Distribution is made;
(ii)
if required by the
Notes Indenture, Coronado
Global has made an offer to repurchase
notes from the Noteholders in accordance
with the Distribution requirements
in the Notes
Indenture for an amount equal to the amount of
the Distribution and to be paid at the same
time as the Distribution; and
(iii)
at the same time as the Distribution and irrespective of
whether an amount is required
to
be paid under the Notes Indenture, an amount
is paid to Stanwell by way of a deduction to
the PDP Balance equal to:
(A)
if the PDP Balance is less than A$[***] – the amount of the Distribution;
(B)
if the PDP Balance is greater than A$[***] but
less than A$[***] – two times the
amount of the Distribution (provided that to the
extent that a payment under this
Clause 11.11(a)(iii)
reduces the PDP Balance to A$[***] or less, the payment
requirement under
Clause 11.11(a)(iii)
(A) will apply to the extent of any further
amounts under that payment); and
(C)
if the PDP Balance is greater than A$[***] –
three times the amount of the
Distribution (provided that to the extent that
a payment under this Clause
11.11(a)(iii)
reduces the PDP Balance to A$[***] or less, the payment
requirement under
Clause 11.11(a)(iii)(B)
will apply to the extent of any further
amounts under that payment); or
(b)
where the Stanwell ABL Facility Agreement
has been repaid in full and the PDP Balance is zero,
each of the following conditions is satisfied:
(i)
the Payment Liquidity Threshold is satisfied at the time the
Distribution is made;
(ii)
if required by the
Notes Indenture, Coronado
Global has made an offer to
purchase notes from
the Noteholders in accordance with the Distribution

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requirements in the Notes Indenture
for an amount equal to the amount of the
Distribution and to be paid at the same time as the Distribution; and
(iii)
any calculation of actual Liquidity excludes proceeds
from any Asset Disposition,
except to the extent that the Notes Indenture provides
that those proceeds are
not
required to be
reinvested or used to repay
amounts owing under the Notes
Indenture.'
9.6
Clause 11.12 – Recalculation of Liquidity and payment to Stanwell in certain
circumstances
Clause 11 is amended by inserting the following
new Clause 11.12:
'11.12 Recalculation of Liquidity and payment
to Stanwell in certain circumstances
If, contrary to the requirements of the Notes Indenture, proceeds from an Asset Disposition are not
reinvested or used to repay amounts owing under the Notes Indenture within the time required under the
Notes Indenture, Coronado and Coronado Global agree that:
(a)
Coronado will promptly notify Stanwell of that matter;
(b)
within 10 Business Days after Stanwell has been notified under Clause 11.12(a),
Coronado will
recalculate:
(i)
the Liquidity for each Month occurring in the 12 month period after the receipt of
the proceeds from
an Asset Disposition by including the proceeds from
the Asset
Disposition; and
(ii)
the amounts that would have been payable by Coronado
and Stanwell under the
terms of the ACSA or this Agreement if those Liquidity calculations had been used
and the aggregate amount of the difference
between those amounts and the
amounts that were payable without including
those proceeds within the Liquidity
calculation; and
(c)
within 10 Business Days after carrying out a reconciliation
in accordance with Clause 11.12(b),
Coronado will pay to Stanwell an amount
equal to the difference calculated in accordance
with
Clause 11.12(b)(ii).'
9.7
Clause 11.13
– Indexation
Clause 11 is amended by inserting the following
new Clause 11.13:
'11.13
Indexation
After the Effective Date of the NCSA Amendment Deed (No. 2),
each of the Indexed Amounts will be
increased at the beginning of the following Year
in accordance with the following formula:
New Amount = Current Indexed Amount x B/C
Where:
(a)
B means the CPI Number last published before the
first day of the Year;
(b)
C means the CPI Number last published before
the first day of the previous Year;
(c)
CPI Number means:
(i)
the Consumer Price Index (CPI) for All Urban Consumers, U.S. City Average,
All Items,
Not Seasonally Adjusted, as published from time to
time by the Bureau of Labor Statistics
of the United States Department of Labor; and
(ii)
if the Consumer Price Index (CPI) is suspended or discontinued, the index published by
the U.S. Bureau of Labor Statistics or any other American
Government Body which
reflects the cost of living in the United States of
America, as determined by:
(A)
agreement between the Parties; or
(B)
if the Parties are unable to agree
within 20 Business Days of a Party first giving
notice to the other Party in respect of the issue, the
matter may be referred for
dispute resolution by an "Expert" in accordance
with Clause 17(h);
and
(d)
New Amount means the relevant Indexed Amount applicable for the Year.'

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9.8
Clause 11.14
– Anti-avoidance obligations
Clause 11 is amended by inserting the following
new Clause 11.14:
'11.14 Anti-avoidance obligations
(a)
Coronado and Coronado
Global acknowledge that the purpose of the Concession Provisions is to
provide Coronado
with sufficient liquidity (and no more) to operate its business in the ordinary
course in order to supply Coal to Stanwell under the
ACSA and under this Agreement.
Accordingly,
Coronado and Coronado
Global must act in good faith in the conduct of its business having regard to
the ACSA and this Agreement.
(b)
Without limiting Clause 11.1
4(a), Coronado and Coronado
Global must not (and Coronado
Global must procure
that all of its Subsidiaries do not) take any actions, decisions, omissions, steps or other measures (including, for example,
bringing forward or deferring the making or
receipt of payments for similar activities) with a purpose
or intended effect of:
(i)
reducing the Liquidity of Coronado
or Coronado Global;
(ii)
enabling Coronado to access or continue
to access any of the Concession Provisions; or
(iii)
avoiding having to make payment of any outstanding PDP Balance.
(c)
Coronado and Coronado
Global must use reasonable endeavours at all times during
the Supply
Term to increase
Liquidity and pay to Stanwell any and all amounts of any outstanding PDP
Balance.
(d)
Notwithstanding any other provision of
the ACSA or this Agreement and without limiting any
rights or remedies available to Stanwell under the
ACSA or this Agreement, if Coronado
or
Coronado Global does not comply with this Clause 11.1
4
(Avoidance Default) then:
(i)
Liquidity will be calculated (or recalculated)
for every Month as if the Avoidance
Default
had not occurred; and
(ii)
Coronado or Coronado
Global will promptly pay to Stanwell an amount equal to the
difference between the amounts that were
paid by Coronado and Stanwell under
the ACSA
or this Agreement in respect
of the Concession Provisions and the amounts
that would
have
been payable by Coronado and Stanwell had the Avoidance
Default not occurred.'
9.9
Clause 11.15
– Proposed sale of the Curragh Mine and related
matters
Clause 15 is amended by inserting the following new Clause 11.15:
'11.15 Proposed sale of the Curragh Mine and related
matters
Without derogating from Stanwell’s
rights under the NCSA Amendment Deed (No. 2) and notwithstanding any other provision of that deed, the ACSA or this Agreement:
(a)
Coronado and Coronado
Global acknowledge and agree that:
(i)
the Concession Provisions are
for the benefit of Coronado and Coronado
Global as those
entities exist as at the Effective Date of the NCSA Amendment Deed (No. 2);
(ii)
the Concession Provisions will only apply for so
long as:
(A)
Coronado is the only seller of Coal under the
ACSA and this Agreement;
(B)
Coronado is 100% owned (directly
or indirectly) by Coronado
Global; and
(C)
the Curragh Mine is wholly owned by Coronado;
(b)
if Coronado or Coronado
Global proposes to:
(i)
sell an interest in the Curragh Mine or assign an
interest in the ACSA or this Agreement;
or
(ii)
dispose of a minority shareholding in Coronado;
(each a Proposed Restructure),
Stanwell will consider any reasonable proposal
advanced
by Coronado or Coronado
Global in relation to potential amendments to the
ACSA or this Agreement associated with a Proposed
Restructure but is under no
obligation to agree to amend the ACSA or this Agreement
on the terms proposed
by Coronado or Coronado
Global or at all; and

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(c)
if a Change of Control, an assignment of the
ACSA or the NCSA or an assignment of Coronado's
rights to the Tenements
occurs and irrespective of whether a Change of
Control, an assignment of
the ACSA or the NCSA or an assignment of Coronado's
rights to the Tenements
occurs in
accordance with the ACSA, the NCSA or NCSA Amendment Deed (No. 2), if Stanwell does not agree to amend the ACSA or the NCSA to
accommodate the Proposed Restructure
in accordance
with Clause 11.15(b),
then the ACSA and the NCSA (as applicable) will continue in full force
and
effect except that the Concession Provisions will cease to
apply altogether on and from the date
that the Proposed Restructure
or the assignment of the Tenements
takes effect, including but not
limited to, the amendments made to the following provisions
(together with all associated
definitions) by the NCSA Amendment Deed (No. 2) – Clauses 2.3, 5.3,
11.1 to 11.3,
11.10
to 11.14,
18.4, 19.1(d) to 19.1(g), 19.1(j) and Schedule 1B.'
10.
Clause 17 – Dispute Resolution
Clause 17 is amended by deleting paragraphs (h) and (i) and inserting in their place the
following new
paragraphs (h) and (i):
'(h)
Notwithstanding the foregoing provisions
of this Clause 17, in the event that the question, dispute
or difference relates to Clauses
7, 8 (except for the umpire analysis provided
therein), 11.6,
11.9(c), 11.1
3, Part 5 of Schedule 1, Part 6 of Schedule 1A and Part 5 of Schedule 1B ("Reference
Clause(s)"), then:
(i)
Either Party may give notice to the other requesting a meeting to resolve the same and if the
matter is not resolved within 14 days of such notice
either Party may give notice
specifying the nature of the question dispute or difference
and calling for the point at issue
to be referred to determination
by an expert ("Expert") in accordance with this Clause
17(h).
(ii)
The expert determination will be governed by the ‘Resolution Institute Expert
Determination Rules’ from time to time in force
(Rules).
To the extent
that the Rules are
inconsistent with this Clause17(h), this Clause 17(h) will prevail.
The Rules are otherwise
incorporated by reference
into Clause 17(h).
(iii)
The Expert shall (whether appointed by agreement
between the Parties or by a person
nominated by the Resolution Institute in accordance
with the Rules), have reasonable
experience in the area of the dispute and
shall have no interest or duty which may conflict
with their function as an expert.
(iv)
The determination of the Expert will be final and binding on the Parties on and from the
date the determination is delivered.
(i)
For the avoidance of doubt, the Parties may agree
to refer a question, dispute or difference
that
does not relate to a Reference
Clause to determination by an Expert under Clause17(h), but in the absence of such agreement Clause 17(h)
shall not apply to any matter that does not relate to a
Reference Clause.'
11.
Clause 18 – Assignment and Change of Control
11.1
Clause 18.1 – Assignment by Coronado
Clause 18.1
is amended by:
(a)
inserting 'and Coronado Global' immediately after
Coronado at the beginning of the clause;
(b)
deleting 'its' after 'assign all or any part of' and inserting 'their respective'
in its place; and
(c)
deleting 'its' at the beginning of paragraph (b) and inserting 'Coronado's'
in its place.
11.2
Clause 18.4 – Change of Control
Clause 18.4 is amended by deleting existing Clause 18.4 and inserting in its place the following new Clause 18.4:
'(a)
Subject to Clause 18.4(b), a Change of Control
of Coronado or Coronado
Global will be deemed
to be an assignment of this Agreement for which Stanwell's
prior consent is required
for the
purpose of this Clause 18 and the person that acquires
Control will be deemed to be the "proposed
assignee".
(b)
Stanwell's prior consent will not be required
if:

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(i)
for so long as Coronado Global is listed on the ASX,
the Change of Control occurs as a
result of or pursuant to:
(A)
a takeover or tender offer for all of the securities in Coronado
Global (including
common stock in respect of which CHESS Depository
Interests have been issued);
or
(B)
a merger of Coronado
Global with another entity approved by the requisite
majority of Coronado Global's stockholders involving
all of the securities in
Coronado Global (including common
stock in respect of which CHESS
Depository have been issued); or
(ii)
shares, convertible securities or other ownership
interests (including CHESS Depository
Interests) are issued
as part of a capital raise that has the effect of diluting the shareholding of the entity which is the Controlling
shareholder of Coronado
Global at the
Effective Date of the NCSA Amendment Deed (No. 2), so that this entity no longer
Controls Coronado
Global, and there is no other Controller
of Coronado Global.'
11.3
Clause 18.5 – Requests for consent
Clause 18.5(b)(i) is amended by replacing 'Clause' with 'Clauses'.
11.4
Clause 18.6 – Financial Ability
Clause 18.6(b)(ii) is amended by inserting the words 'or,
if in Stanwell's reasonable opinion, the proposed assignee
is a Stanwell Competitor' at the end of the paragraph immediately before the full stop.
12.
Clause 19.1 – Representations, Warranties and Undertakings by Coronado
Clause 19.1 is amended by deleting existing paragraphs 19.1(b) - (d) and inserting in their place the following new
paragraphs 19.1(b) - (j):
'(b)
Coronado warrants that, as at the Effective Date of
the NCSA Amendment Deed and the
NCSA
Amendment Deed (No. 2):
(i)
the forecasts, projections,
models, budgets and other forward-looking
financial
information
(Forecasts) provided
to Stanwell:
(A)
have been prepared in good faith based on industry-standard assumptions that
Coronado believes to be reasonable;
(B)
are based on the best and most up-to-date information
available to Coronado;
(C)
reflect Coronado's
reasonable estimate of its future
financial performance,
including expected revenues, expenses, capital
expenditures, and cash flows
(acknowledging that the Forecasts do not account
for events outside of
Coronado’s
knowledge and control occurring after their preparation
(including
but not limited to significant weather events and machinery breakdown));
and
(D)
accurately present, in all material respects,
Coronado's expectations as to its
future financial condition and operations
for the periods stated in the Forecasts;
(ii)
it is not aware of any fact, matter,
circumstance, event, or condition that has not been
disclosed to Stanwell and that would, individually or in combination, reasonably be
expected to cause the Forecasts to be misleading
or inaccurate in any material respect;
and
(iii)
entering into the NCSA Amendment Deed and the NCSA Amendment Deed (No. 2)
and
performing the obligations contemplated by the NCSA Amendment Deed and the NCSA
Amendment Deed (No. 2) does not cause Coronado
or any of its Related Bodies
Corporate to breach any obligations or result
in any default under any agreement,
including under the Senior Finance Documents or any other financing agreements
existing as at the relevant Effective Date.
(c)
On the 20th day of each Month commencing in the Month after the Effective Date of the NCSA
Amendment Deed and ending on the Final Delivery Date, Coronado will provide to Stanwell in
writing rolling 12 month cashflow forecasts
and details of any updates to the life of mine plan for
the Curragh Mine.

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(d)
On the 20th day of each Month commencing in the Month after the Effective Date of the NCSA
Amendment Deed (No. 2), Coronado will provide
to Stanwell:
(i)
in Excel format (or such other format approved
by Stanwell) a static R12 monthly
two-year forecast in relation
to the Coronado Group,
incorporating the latest
reforecast (by way of
example only, a file like the file titled ‘5.1_R12
Cash flow
report Sept 25 - Stanwell Commercial
in confidence.xlsx’) and if such report is
discontinued or Coronado's reporting
system changes, Coronado will provide
to
Stanwell a comparable forecast report
approved by Stanwell; and
(ii)
in a dynamic, user-editable Excel format (or such other format approved by
Stanwell) a monthly two-year forecast model
for the Coronado Group,
incorporating the latest reforecast
and setting out all business units individually
and in consolidated form (by way of example only,
a file like the file titled 'Group
Consolidated Forecast Model Oct 25 –
v4 – Stanwell – Risk Adjusted Commercial
in confidence.xlsx'). The model will include the same level of dynamic inputs and
outputs as provided in the example file for each business
unit within the Coronado
Group and generate corresponding
net cash flow outputs, including the impact of
the NCSA Amendment Deed (No. 2).
(e)
Within 20 days after the first day
of each Quarter,
on and from the Quarter starting on 1 January
2026, Coronado will provide
to Stanwell in a dynamic, user editable Excel format (or such other format approved by Stanwell) a model in
relation to the Coronado Group:
(i)
comprising:
(A)
the latest monthly reforecast;
(B)
the latest five-year forecast (to align with Stanwell's
forecast period); and
(C)
the latest life of mine forecast for the Curragh Mine and
each business unit within
the Coronado Group,
(by way of example only, a file like the file titled
‘22.8.1_Commercial in confidence Coronado
Forecast Model_20 Oct 25 - Project
Easter LOM - clean.xlsx’) together with details of all formulae on which such
model is based and such additional information as Stanwell may require from
time to time; and
(ii)
which model must enable the user to perform sensitivity analysis on coal prices, foreign exchange rates and the production and sales volumes
of each business unit within the
Coronado Group,
and to generate corresponding net cash flow outputs.
(f)
On the 20th day of each Month commencing in the Month after the Effective Date of the
NCSA
Amendment Deed (No. 2), Coronado will provide
to Stanwell:
(i)
for the Month prior and for each entity and business unit within the Coronado
Group, an
income statement, balance sheet, cash flow statement, management commentary
and
liquidity report, which individually or when
read together must contain all information
necessary to enable Stanwell to verify or otherwise assess Liquidity; and
(ii)
in Excel format (or such other format approved
by Stanwell), a direct cash flow forecast
which must be:
(A)
prepared by Coronado’s Treasury
department; and
(B)
based on the most recent shipping schedule, accounts payable and accounts receivable information available
in relation to the Coronado Group, incorporating the latest known data at the time of preparation.
(g)
As soon as practicable after the end of each Month, and by no later than the date an invoice is
issued in accordance with Clause 11.7,
Coronado will provide
to Stanwell:
(i)
its calculation of Liquidity, prepared
accurately and in good faith; and
(ii)
sufficient supporting information for the Month prior and for each entity and business unit
within
the Coronado Group, including but not limited to:
(A)
an income statement;
(B)
a balance sheet;
(C)
a cash flow statement;
(D)
management commentary; and

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(E)
a liquidity report,
which individually or when read together must contain all information necessary to enable Stanwell to verify
Coronado's calculation of Liquidity or otherwise assess Liquidity.
(h)
For each Year
during the period commencing on the Effective Date of the NCSA Amendment Deed and ending on the Final Delivery Date, Coronado
will provide to Stanwell the Coronado
Group
approved annual budget promptly
after such budget has been approved.
(i)
Coronado must ensure
that any document that refinances or replaces
the Facility Agreement (as
that term is defined in the NCSA Amendment Deed), including the Existing ABL
Facility
Agreement, expressly permits
the transactions under this Agreement.
(j)
Subject to Clause 19.1(k), Coronado
Global and Coronado will promptly,
as and when requested
by Stanwell, provide to Stanwell:
(i)
any information reasonably required
by Stanwell from time to time to carry out any
financial due diligence on the Coronado
Group or any technical due diligence on the
Curragh Mine;
(ii)
access to all such records,
books, accounts, statements, reports and other documents
reasonably required
by Stanwell for examination, audit, inspection and copying in order to verify or otherwise confirm the solvency position and financial liquidity of Coronado
Global or Coronado from
time to time;
(iii)
access to all such records,
books, accounts, statements, reports and other documents
reasonably required
by Stanwell for examination, audit, inspection and copying in order to verify or otherwise confirm that Coronado Global
or Coronado have complied and
continue to comply with this Agreement from
time to time;
(iv)
access to the Curragh Mine, on reasonable prior notice
from Stanwell, for the purpose of
Stanwell inspecting the facilities, operations and any other activities being undertaken on
the site from time to time; and
(v)
access to key personnel of Coronado Global
and Coronado for the purpose of obtaining
information in relation to the Coronado
Group or the Curragh Mine from
time to time.
(k)
Clause 19.1(j)(i), (ii) and (iii) do not apply to:
(i)
legal advice or information that is subject to legal professional privilege;
(ii)
information the disclosure of which by Coronado
or Coronado Global would be a breach
of law;
and
(iii)
information that is commercial-in-confidence
or otherwise subject to an obligation of
confidence and in respect of which Coronado
or Coronado Global does not have any
necessary third-party consent to disclose after using all
reasonable endeavours to obtain
such consent.'
13.
Clause 20 – Confidentiality
Clause 20(c) is amended by replacing 'Clause 20(a) and 20(b)' with 'Clauses 20(a)
and 20(b)'.
14.
Clause 25.9 – Termination Payments
Clause 25.9 is amended by deleting existing Clause 25.9 and inserting in its place the following new Clause 25.9
with the same heading:
'(a)
If this Agreement is terminated for any reason
(including under this Clause 25), Coronado must
pay to Stanwell within 10 Business Days of the date of termination:
(i)
the Termination
Payment calculated in accordance with the SRA
Value
Schedule;
(ii)
the RRP Termination
Payment calculated in accordance with the RRP
Balance Schedule;
and
(iii)
the PDP Balance Termination
Payment calculated in accordance with the PDP
Balance
Schedule.

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(b)
If this Agreement is terminated otherwise than due to
Coronado's default, Coronado may set-
off against the Termination
Payment, the RRP Termination
Payment and the PDP Balance
Termination
Payment (as applicable) any net amount payable by Stanwell to Coronado under
Clause 11 of this Agreement (having deducted
any amounts payable by Coronado to Stanwell
under this Agreement).'
15.
Schedule 1 – SRA Value
Schedule
Schedule 1 is amended by:
(a)
in section 1.1, deleting the words 'the 31 December
2038, by payment by Coronado of the
Termination
Payment' and replacing them with '31 December 2043,
by adding the Outstanding
Value
of the SRA to the PDP Balance in accordance with
Clause 2.3(c).';
(b)
in section 1.3(b), inserting 'except in the circumstances
stated in Clause 11.1,'
immediately before
'Coronado shall pay…';
(c)
in section 1.5, updating the numbering of paragraphs '(c), (d) and (e)'
to '(a), (b) and (c)'
respectively;
(d)
in section 5:
(i)
deleting 'or if as at 31 December 2038,' immediately after 'if this Agreement is terminated'
and replacing it with 'and';
(ii)
deleting 'or if as at 31 December 2038, the Outstanding Value
of the SRA is greater than
zero' immediately after 'if the termination is for any
other reason,';
(b)
in Attachment 1 to Schedule 1:
(i)
inserting the following rows at the end of the 'Netback
Price (A$)' table:
[***]
(ii)
inserting the following new rows at the end of
the ‘Port Costs (A$)’
table:
[***]
(iii)
inserting the following new rows at the end of
the 'Rail Costs (A$)' table:
[***]
16.
Schedule 1A – RRP Balance Schedule
Schedule 1A is amended by:
[***]
17.
Schedule 1B – PDP Balance Schedule
A new Schedule 1B is inserted immediately after the end of existing Schedule
1A as follows:
[***]

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Attachment 1 to Schedule 1B
[***]

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Schedule 4 – ML Condition Amendment
[insert date]
[insert Coronado letterhead]
The Honourable Dale Last MP
Minister for Natural Resources and Mines,
Minister for Manufacturing and
Minister for Regional and Rural Development
1 William Street
Brisbane QLD 4000
Dear Minister
Re: Request for variation of conditions on tenements under section 194AC and section 294 of the Mineral
Resources Act 1989 (Qld)
1.
Relevant Tenements
1.1
Coronado Curragh Pty Ltd (Coronado) requests that the conditions on the following
Mining Lease (ML)
and Mineral Development Licence (MDL) tenements be urgently
varied pursuant to section 294 and section
194AC (as applicable) of the Mineral Resources Act 1989 (Qld) (MR Act):
(a)
ML 1878;
(b)
ML 1990;
(c)
ML 80010;
(d)
ML 80011;
(e)
ML 80012;
(f)
ML 80086;
(g)
ML 80110;
(h)
ML 80112;
(i)
ML 80123;
(j)
ML 80171;
(k)
ML 700006;
(l)
ML 700007;
(m)
ML 700008;
(n)
ML 700009;
(o)
MDL 162;
(p)
MDL 328; and
(q)
MDL 329
(together, the Tenements).
2.
Requested Condition
2.1
Coronado requests that the conditions to which the Tenements are subject to are varied such that they
contain the special conditions described in Annexure A (in respect of the ML tenements) and Annexure B
(in respect of the MDL tenements). The additional special conditions are consistent with the MR Act and
are, as discussed further below,
in the public interest.
2.2
Coronado appreciates the Department's consideration of this request as a matter of priority.
3.
Context and Public Interest

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3.1
On [insert] November 2025, Coronado agreed to amend certain coal supply agreements between it and the
government owned Stanwell Corporation Limited (Stanwell) to defer and otherwise condition Stanwell’s
rights under these agreements and Stanwell agreed to provide certain financial accommodation to
Coronado, all by way of liquidity relief requested by Coronado.
3.2
It was a condition of these arrangements, approved by Stanwell’s shareholding Ministers, that the
Tenements be conditioned
by these amendments to secure the benefit of these arrangements to Stanwell, and therefore the State.
Yours
faithfully
[insert sign-off]

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Annexure A – ML Special Conditions
Mining Leases 1878, 1990, 80010, 80011,
80012, 80086, 80110, 80112,
80123, 80171, 700006, 700007, 700008
and 700009
Curragh Mine
You
must comply with the conditions outlined in the
Mineral Resources Act 1989 (MR Act) and the Mineral
Resources Regulation 2013 (MRR).
The mining lease is subject to the following special condition:
1.
The mining lease may only be transferred together with a corresponding assignment of Coronado Curragh
Pty Ltd's rights and obligations under the following agreements:
(a)
the document titled 'Amended and Restated Coal Supply Agreement' dated 6
November 2009
between Coronado Curragh Pty Ltd and Stanwell Corporation Limited, among others, as amended
from time to time;
(b)
the document titled 'New Coal Supply Agreement' dated 12 July 2019 between
Coronado Curragh
Pty Ltd and Stanwell Corporation Limited, among others, as amended from time to time; and
(c)
the document titled 'Option Coal Supply Agreement' dated 18 January 2021 between
Coronado
Curragh Pty Ltd and Stanwell Corporation Limited, as amended from time to time,
(together,
the Agreements)
, such that the mining lease and the Agreements are assigned to the same transferee contemporaneously (in accordance with the terms of the
Agreements).

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Annexure B – MDL Special Conditions
Mineral Development Licences 162, 328 and 329
Curragh Mine
You
must comply with the conditions outlined in the Mineral Resources Act 1989 (MR Act) and the
Mineral
Resources Regulation 2013 (MRR).
The mineral development licence is subject to the following special condition:
1.
The mineral development licence may only be transferred together with a corresponding assignment of
Coronado Curragh Pty Ltd's rights and obligations under the following agreements:
(a)
the document titled 'Amended and Restated Coal Supply Agreement' dated 6
November 2009
between Coronado Curragh Pty Ltd and Stanwell Corporation Limited, among others, as amended
from time to time;
(b)
the document titled 'New Coal Supply Agreement' dated 12 July 2019 between
Coronado Curragh
Pty Ltd and Stanwell Corporation Limited, among others, as amended from time to time; and
(c)
the document titled 'Option Coal Supply Agreement' dated 18 January 2021 between
Coronado
Curragh Pty Ltd and Stanwell Corporation Limited, as amended from time to time,
(together,
the Agreements)
, such that the mineral development licence and the Agreements are assigned to the same transferee contemporaneously (in accordance with the terms of the Agreements).

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Signing pages
EXECUTED as a deed.
STANWELL
Signed by Michael Thomas O'Rourke as attorney
for Stanwell Corporation Limited ABN 37 078 848
674 under power of attorney dated 24 November
2021 in the presence of
/s/ Michael O'Rourke
/s/ Philip Ware
Signature of attorney Signature of witness
[By executing this document the attorney states
that the attorney has received no notice of
revocation of the power of attorney]
Philip Ware
Name of witness (print)
CORONADO AND SECURITY PROVIDER
Executed by Coronado Curragh Pty Ltd ABN 90
009 362 565
in accordance with Section 127 of the
Corporations Act 2001 (Cth)
/s/ Douglas Thompson
/s/ Susan Casey
Signature of director Signature of director/company secretary
(Please delete as applicable)
Douglas Thompson
Susan Casey
Name of director (print) Name of director/company secretary (print)
CORONADO FINANCE AND SECURITY PROVIDER
Executed by Coronado Finance Pty Ltd ABN 60 628
668 235
in accordance with Section 127 of the
Corporations Act 2001 (Cth)
/s/ Douglas Thompson
/s/ Susan Casey
Signature of director Signature of director/company secretary
(Please delete as applicable)
Douglas Thompson
Susan Casey
Name of director (print) Name of director/company secretary (print)
CORONADO GLOBAL AND SECURITY PROVIDER
CORONADO GLOBAL RESOURCES INC
.
By: /s/ Douglas Thompson
Name: Douglas Thompson
Title: Chief Executive Officer

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SECURITY PROVIDERS
Executed by Coronado Australia Holdings Pty Ltd
ABN 23 623 524 989
in accordance with Section 127 of
the Corporations Act 2001 (Cth)
/s/ Douglas Thompson
/s/ Susan Casey
Signature of director Signature of director/company secretary
(Please delete as applicable)
Douglas Thompson
Susan Casey
Name of director (print) Name of director/company secretary (print)
Executed by Curragh Coal Sales Co. Pty.
Ltd. ABN
89 010 459 220
in accordance with Section 127 of the
Corporations Act 2001 (Cth)
/s/ Douglas Thompson
/s/ Susan Casey
Signature of director Signature of director/company secretary
(Please delete as applicable)
Douglas Thompson
Susan Casey
Name of director (print) Name of director/company secretary (print)
Executed by Curragh Queensland Mining Pty Ltd
ABN 55 095 450 418
in accordance with Section 127 of
the Corporations Act 2001 (Cth)
/s/ Douglas Thompson
/s/ Susan Casey
Signature of director Signature of director/company secretary
(Please delete as applicable)
Douglas Thompson
Susan Casey
Name of director (print) Name of director/company secretary (print)
BUCHANAN MINERALS, LLC
By: /s/ Douglas Thompson
Name: Douglas Thompson
Title: Chief Executive Officer
BUCHANAN MINING COMPANY
LLC
By: /s/ Douglas Thompson
Name: Douglas Thompson
Title: Chief Executive Officer

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CORONADO COAL CORPORATION
By: /s/ Douglas Thompson
Name: Douglas Thompson
Title: Chief Executive Officer
CORONADO COAL II LLC
By: /s/ Douglas Thompson
Name: Douglas Thompson
Title: Chief Executive Officer
CORONADO COAL LLC
By: /s/ Douglas Thompson
Name: Douglas Thompson
Title: Chief Executive Officer
CORONADO CURRAGH LLC
By: /s/ Douglas Thompson
Name: Douglas Thompson
Title: Chief Executive Officer
CORONADO II LLC
By: /s/ Douglas Thompson
Name: Douglas Thompson
Title: Chief Executive Officer
CORONADO IV LLC
By: /s/ Douglas Thompson
Name: Douglas Thompson
Title: Chief Executive Officer
CORONADO VA,
LLC
By: /s/ Douglas Thompson
Name: Douglas Thompson
Title: Chief Executive Officer
GREENBRIER MINERALS, LLC
By: /s/ Douglas Thompson
Name: Douglas Thompson
Title: Chief Executive Officer

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MON VALLEY
MINERALS LLC
By: /s/ Douglas Thompson
Name: Douglas Thompson
Title: Chief Executive Officer
POWHATAN
MID-VOL COAL SALES, L.L.C.
By: /s/ Douglas Thompson
Name: Douglas Thompson
Title: Chief Executive Officer

Level 22 One Waterfront Place 1 Eagle Street
Brisbane Qld 4000 Australia
DX 102 Brisbane
T +61 7 3119 6000 F +61 7 3119 1000
minterellison.com
ME_957672647 9
New Coal Supply
Agreement
¾
Stanwell Corporation Limited
Coronado Curragh Pty Ltd
Coronado Global Resources Inc.
¾
Conformed copy incorporating changes under Deeds
of
Amendment dated 10 June 2025 and 27 November 2025

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Table
of Contents
Details 48
Recitals 48
1 Interpretation 51
1.1 Definitions 51
1.2 Interpretation 58
2
Agreement to Buy and Sell/Total
Contract Tonnage
58
2.1 New CSA 58
2.2 Agreement 58
2.3 Term 59
2.4 Non-exclusive Supply Agreement 59
3 Source of Coal/Substitute Coal 59
3.1 Source of Coal 59
3.2 Substitute Coal 59
3.3
Transportation of
Substitute Coal
60
3.4
Transportation and Rail
Rates of Substitute Coal from Designated Mines
60
3.5
Transportation and Rail
Rates of Substitute Coal from other Mines
61
3.6 Payment for Transportation 62
3.7 Notification of Delivery of Substituted Coal 64
3.8 Limit of Amount of Substitute Coal 64
4
Annual Contract Tonnage,
Rates of Delivery and Notification of
Requirement
64
4.1 Annual nominations 64
4.2 Monthly Deliveries 66
4.3 Weekly Deliveries 66
4.4 Obligation to Deliver and Accept Deliveries 66
4.5 Export election 66
4.6 Specific Deliveries 66
5 Additional Coal Tonnes 67
5.1
Annual Contract Tonnage
unaffected
67
5.2 Annual nominations 67
5.3
Nominations at end of Additional Coal Tonnes
Term
68
5.4 Deliveries 69
6 Delivery Facilities/Title/Risk 69

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7 Quality of Coal 70
7.1 Standard Coal Quality 70
7.2 Limiting Specifications 70
7.3 Quality Generally 71
8 Quantity and Quality Determination 71
8.1 Weight 71
8.2 Sampling 72
9 Price of Coal 73
9.1 Annual Contract Tonnage 73
9.2 Additional Coal Tonnes 74
10
Variation
for Quality
74
11 Payment 75
11.1 Monthly payment 75
11.2 Payment for Coal 76
11.3 Derived Amount and Cash in Lieu 77
11.4 Royalty amount 77
11.5 Rail Energy Payment 77
11.6 GST 78
11.7 Invoicing 80
11.8 Set-Off 80
11.9 Payment/Adjustments 80
11.10 Adjustment to liquidity support payments 80
11.11 Permitted Distributions 81
11.12 Recalculation of Liquidity and payment to Stanwell in certain circumstances 82
11.13 Indexation 82
11.14 Anti-avoidance obligations 82
11.15 Proposed sale of the Curragh Mine and related matters 83
12 Interruption to Supply 84
12.1 Stable Supply as Fundamental Condition 84
12.2 Coronado to Give Notices and Reports 84
12.3 Counter-Measures by Stanwell 84
12.4 Stanwell’s Elections 85
12.5 Causes Outside the Control of Coronado 86
12.6
Causes Outside the Control of Coronado
in case of Substitute Coal
87
12.7 Consequences of Interruption 87

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13
Interruption to Taking
of Deliveries
87
13.1 Stable Demand as Fundamental Condition 87
13.2 Stanwell to Give Notices and Reports 88
13.3 Counter-Measures by Coronado 88
13.4 Coronado's Elections 89
13.5 Causes Outside the Control of Stanwell 89
13.6 Consequences of Interruption 91
14 Sales by Coronado to other Purchasers 91
15 Marketable Reserves 91
15.1 Annual Report on Marketable Reserves 91
16
Request by Stanwell for Postponement of Deliveries – Annual Contract
Tonnage
91
17 Dispute Resolution 92
18 Assignment and Change of Control 93
18.1 Assignment by Coronado 93
18.2 Assignment of rights to the Tenements 93
18.3 Assignment by Stanwell 93
18.4 Change of Control 94
18.5 Requests for consent 94
18.6 Financial Ability 94
18.7 Deemed notice 95
19
Representations, Warranties and
Undertakings
96
19.1 By Coronado 96
19.2 By Stanwell 98
20 Confidentiality 98
21 Notices and Communications 99
21.1 Notice 99
21.2 Service 99
21.3 Notice by email 100

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21.4 Effective on receipt 100
21.5 Service of Process 100
22 Miscellaneous 100
22.1 Waivers and Remedies 100
22.2 Entire Agreement 100
22.3 Interpretation and Governing Law 101
22.4 Amendment 101
22.5 Mutual Collaboration 101
22.6 Limitations to Losses and Damages 101
22.7 Further Assurances 101
23 Costs 102
24 Counterparts 102
25 Triggering Events/Termination 102
25.1 Definitions 102
25.2 Default Notice 103
25.3 Cure Period 103
25.4 Non-curable default 103
25.5 Remedies 103
25.6
Termination
- General
103
25.7 Requirement to provide Acceptable Security 104
25.8
Termination
by Stanwell
104
25.9
Termination
payments
104
Schedule 1 – SRA Value
Schedule
106
Schedule 1A – RRP Balance Schedule 114
Schedule 1B – PDP Balance Schedule 115
Schedule 2 – Quality Assurance 117
Schedule 3 – Rail Performance Levels 118

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Details
Date
Parties
Name Stanwell Corporation Limited
ABN 37 078 848 674
Short form name Stanwell
Notice details
Level 2, 180 Ann Street, Brisbane QLD 4000
Attention: Company Secretary
Email:
Copy to: General Counsel
Email:
Name Coronado Curragh Pty Ltd
ABN 90 009 362 565
Short form name
Coronado
Notice details Level 33, 345 Queen Street, Brisbane QLD 4000
Attention: Company Secretary
Email:
Name Coronado Global Resources Inc.
ABN 99 628 199 468
Short form name Coronado Global
Notice details Level 33, 345 Queen Street, Brisbane QLD 4000
Attention: Company Secretary
Email:
Recitals
A
The securing of a stable supply of Coal for the Supply Term
is of fundamental importance to Stanwell.
The securing of a stable demand for its coal production is of fundamental importance to Coronado.
Accordingly, Coronado
has agreed to sell and deliver and Stanwell has agreed to accept and purchase
Coal in accordance with the terms and conditions of this Agreement, which has been executed as a
deed.
B
Under the terms of the ACSA and the "Reserved Area Deed of Consent" executed by the parties on 6
November 2009, the Reserved Area within the Curragh North Mining
Lease (as those terms are defined
in the ACSA) was reserved for Stanwell and Coronado was not entitled to mine the Reserved Area.
C
Under the "Amended and Restated Reversion Deed" executed by
the parties on 6 November 2009,
Stanwell was entitled to acquire the Curragh North Mining Lease and certain related assets from
Coronado, and Coronado was required to transfer the Curragh North
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assets to Stanwell, for nominal consideration, and Stanwell also held the right to access or acquire
certain other coal production related assets and infrastructure.
D
The parties agreed in the Deed (and subject to the terms of the Deed):
(i)
that Stanwell permits Coronado to mine the Reserved Area;
(ii)
that Stanwell will not exercise any of its rights, or assert any interests, in or in relation to the
Curragh North Mining Lease;
(iii)
to terminate the "Reversion Deed" and the "Reserved Area Deed of Consent";
(iv)
that Coronado will supply coal to Stanwell under this Agreement from the expiry or
termination of the ACSA; and
(v)
the Derived Amount and the Cash in Lieu payable by Coronado
to Stanwell under this
Agreement are payable as consideration for the termination of the Reversion
Deed and deletion
of clause 2.9 of the ACSA.
E
The parties have further agreed, on the terms and conditions of the NCSA Amendment Deed and this
Agreement, to make provision for:
(i)
Stanwell not receiving, and Coronado being under no obligation to pay, the rebate payable by
Coronado under the ACSA for an agreed term (from April 2025 until December
2025, subject
to conditions and which may be extended by mutual agreement);
(ii)
the supply by Coronado, and the purchase by Stanwell, of an additional quantity of Coal for an
agreed term;
(iii)
Stanwell prepaying an agreed amount of money to Coronado as part payment for the additional
quantity of Coal; and
(iv)
the accrued value of the Rebate Amount and the Prepayment Amount to be applied towards the
payment of coal delivered by Coronado to Stanwell for
the Additional Coal Tonnes or
the
Annual Contract Tonnage
(as applicable).
F
The parties have further agreed on the terms and conditions of the
NCSA Amendment Deed (No. 2) to
make provision for:
(i)
Coronado Global to be added as a party to the ACSA and this Agreement;
(ii)
subject to certain liquidity requirements and other conditions:
(a)
a waiver of the Rebate Amounts payable by Coronado under the ACSA from
1
January 2026 until the ACSA Final Delivery Date subject to an obligation to repay the
Rebate Amounts (with interest) upon the occurrence of certain events;
(b)
prepayment by Stanwell to Coronado of an additional amount per tonne of coal
delivered under the ACSA (in payment for future tonnes of coal to be delivered under
the NCSA), from 1 January 2026 until the ACSA Final Delivery Date ( ACSA
Prepayment
);
(c)
prepayment by Stanwell to Coronado of an additional amount per tonne of coal
delivered under this Agreement (in payment for future tonnes of coal to be delivered
under this Agreement) for the Supply Term
(
NCSA Prepayment ); and
(d)
deferral of Coronado's obligations to pay the Derived Amount, the Cash in Lieu and
the RRP Monthly Payment under this Agreement ( Deferred Payments );
(iii)
a mechanism to calculate the accrued value of the ACSA Prepayment, the NCSA Prepayment and the Deferred Payments and a mechanism to deduct the value of those amounts
(with
interest) from payments Stanwell is otherwise liable to make under this Agreement for coal
sold and delivered by Coronado to Stanwell;
(iv)
an extension of the Supply Term
by a period of five Years
to provide Stanwell with optionality
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(v)
certain restrictions on the Distributions Coronado Global may make during the balance of the
ACSA term and for the Supply Term.

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It is agreed as follows.
1.
Interpretation
1.1
Definitions f
In this Agreement:
" Accounting Standards " has the meaning given in the Corporations Act.
" Act " means the Mineral Resources Act 1989
(Qld)
.
" ACSA "
means the Amended Coal Supply Agreement dated 6 November
2009 between Stanwell and
Coronado, as amended by:
(a)
the ACSA Deed of Amendment entered into between Stanwell and Coronado on or about
21 November 2016;
(b)
the Deed;
(c)
the letter from Coronado to Stanwell dated 20 September 2018;
(d)
the NCSA Amendment Deed; and
(e)
the NCSA Amendment Deed (No. 2).
" ACSA Coal Price Prepayment Amount " has the meaning given in the PDP Balance Schedule.
" ACSA Final Delivery Date " means the date that is the "Final Delivery Date" under the ACSA.
"Additional Coal Tonnes"
means for each Year
during the Additional Coal Tonnes
Term, the quantity
of Coal in Tonnes Equivalent
nominated by Stanwell in accordance with Clause 5.2, not to exceed the
Total Additional
Coal Tonnes Equivalent
of Coal in aggregate over the Additional Coal Tonnes
Term
and [***] Tonnes Equivalent
over any Quarter.
"Additional Coal Tonnes
Term"
means a period of 60 Months commencing on the Supply
Commencement Date.
"Additional Coal Tonnage
Netback Amount"
has the meaning given in Clause 11.2(b).
" Advance Payment " has the meaning given in Clause 16.
"Agreement"
means this document (including as amended by the NCSA Amendment
Deed and the
NCSA Amendment Deed (No. 2)) including all terms and conditions and incorporating all schedules,
appendices and attachments referenced in or attached to it, as amended from time to time in accordance
with its provisions.
" Annual Contract Tonnage
" means for each Year
during the Supply Term,
the quantity of Coal in
Tonnes Equivalent
nominated by Stanwell in accordance with Clause 4.1(a)(i).
" Asset Disposition " has the meaning given in the NCSA Amendment Deed (No. 2).
" Authorised Representative
" means, in respect of each Party,
the authorised representative notified by
that Party to the other Party from time to time.
" Business Day
" means a day other than Saturday,
Sunday or public holiday in Brisbane, Queensland.
" Cash " has the meaning given in the Accounting Standards.
" Cash Equivalents " has the meaning given in the Accounting Standards.
" Cash in Lieu
" has the meaning given in the SRA Value
Schedule.
"
Cash Value of
the PDP Balance
" has the meaning given in the PDP Balance Schedule.
"
Cash Value of
the RRP
" has the meaning given in the RRP Balance Schedule.
"
Cash Value of
the SRA
" has the meaning given in the SRA Value
Schedule.

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" Change of Control " means, in relation to Coronado or Coronado Global, a change in the persons
(including a fund, a trust or a corporation as defined in the Corporations Act)
who are individually or
together able to Control Coronado or Coronado Global.
" Coal
" means coal from the Tenements
or Substitute Coal that meets the requirements of Clause 7.
" Commencement Date " means 14 August 2018.
" Concession Provisions
" means:
(a)
access (and continuing access) to:
(i)
additional payments by way of the ACSA Coal Price Prepayment Amounts and
the
NCSA Base Tonnes Prepayment
Amounts; and
(ii)
reduced deduction obligations by way of the Deferred Derived Amounts, the Deferred
Cash in Lieu Amounts and the Deferred RRP Monthly Payment Amounts,
(a)
each of which are conditional on Liquidity meeting certain thresholds
,
and
(b)
payments in respect of the PDP Balance being in most circumstances conditional on Liquidity
meeting certain thresholds; and
(c)
the right to add the Outstanding Value
of the SRA (if any) and the RRP Balance (if any) as at
31 December 2043 to the PDP Balance,
and includes all provisions of the ACSA, the NCSA Amendment Deed (No. 2)
and this Agreement,
that
refer to, or otherwise apply to the operation of, the Concession Provisions.
" Contract Price per GJ
" has the meaning given in the SRA Value
Schedule.
"
Contract Price per Tonne
Equivalent
" has the meaning given in the SRA Value
Schedule.
" Control
" has the meaning given in section 50AA of the Corporations Act, and in addition:
(a)
in the case of a corporation, includes the power (whether it is legally enforceable or not)
to
control, whether directly or indirectly,
the composition of the board of directors of that
corporation, the voting rights of the majority of the voting shares of the corporation or the
management of the affairs of the corporation; and
(b)
in the case of a trust, includes the power (whether it is legally enforceable or not) to control, whether directly or indirectly,
the appointment or removal of the trustee of the trust, the
composition of the board of directors of the trustee, the voting rights of the majority of the
securities of the trust or the management of the affairs of the trust or the business operated by
the trust,
and Controlled
has a corresponding meaning, where a reference to the Corporations Act in this definition is to that Act as in force at 14 August 2018.
" Coronado Group " has the meaning given in the NCSA Amendment Deed (No. 2).
" Coronado Holdings " means:
(a)
until the Permitted Reorganisation, Coronado Group
LLC; and
(b)
on and from the Permitted Reorganisation, Coronado Global (formerly
Coronado Group
Holdco LLC).
" Coronado's Carrier " means such person who from time to time contracts with Coronado for the transport of Substitute Coal.
" Corporations Act " means the Corporations Act 2001
(Cth).
" Curragh Mine
" means Coronado's coal mine and coal mining facilities located within the Tenements
and Coronado's processing facilities located within or in the vicinity of those Tenements.
" Deed
" means the Curragh Mine – New Coal Supply Deed between Coronado and Stanwell dated 14
August 2018.
" Deferred Cash in Lieu Amount " has the meaning given in the PDP Balance Schedule.

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" Deferred Derived Amount " has the meaning given in the PDP Balance Schedule.
" Deferred RRP Monthly Payment Amount " has the meaning given in the PDP Balance Schedule.
" Derived Amount
" has the meaning given in the SRA Value
Schedule.
" Distribution " has the meaning given in the NCSA Amendment Deed (No. 2).
"Effective Date"
means the Effective Date as defined in each of the NCSA Amendment
Deed and the
NCSA Amendment Deed (No. 2), as applicable and unless and except insofar as the context otherwise
indicates or requires.
" Existing ABL Facility Agreement " has the meaning given in the NCSA Amendment Deed (No. 2).
"Export Tonnes"
has the meaning given in Clause 5.3(a)(iii).
" Final Delivery Date " means the earlier of:
(a)
the last day of the Month for which:
(i)
the Outstanding Value
of the SRA;
(ii)
the RRP Balance; and
(iii)
the PDP Balance,
are all first determined as equalling zero; and
(b)
31 December 2043.
" Fixed Price
" has the meaning given in the RRP Balance Schedule.
" Fixed Price Additional Coal Tonnes
" means the quantity of Coal in Tonnes
Equivalent nominated by
Stanwell as such in accordance with Clause 5.2(a)(i)(B).
" Floating Price
" has the meaning given in the RRP Balance Schedule.
" Floating Price Additional Coal Tonnes
" means the quantity of Coal in Tonnes
Equivalent nominated
by Stanwell as such in accordance with Clause 5.2(a)(i)(C).
" Government Body
" means any government, governmental or semi-government or judicial entity, any
body politic, any ministry,
inspectorate, official, public or statutory person or other statutory or administrative entity,
domestic or foreign, federal, state or local.
" GST
" means any tax, levy,
charge or impost implemented under the GST Act or an Act of the
Parliament of the Commonwealth of Australia substantially in the form of, or which has a similar effect
to, the GST Act.
" GST Act " means the Act entitled
A New Tax System
(Goods and Services Tax)
Act 1999
(Cth)
or any
Act passed in substitution for or replacement of that Act and expressions and words defined in that Act
and used in this Agreement have the meanings defined in that Act.
" Holding Company " has the meaning given that term in section 9 of the Corporations Act.
" Indexed Amounts " means:
(a)
in respect of the Minimum Liquidity Threshold,
US$200 million;
(b)
in respect of the Payment Liquidity Threshold,
US$300 million (or, for the purposes only of
Clause 3.1(b)(i) of the NCSA Amendment Deed (No. 2) and Clause 11.11(b)(i)
of this
Agreement, US$400 million); and
(c)
in respect of the Intermediate Liquidity Threshold,
US$250 million,
each as indexed in accordance with Clause 11.13.
" Intermediate Liquidity Threshold
" means,
in respect of a Month,
Liquidity being greater than the
Minimum Liquidity Threshold but less than US$250 million, as indexed in accordance with Clause
11.13.
" Invoice Price
":

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(a)
for the Annual Contract Tonnage,
has the meaning given in Clause 9.1(a)(i);
and
(b)
for the Additional Coal Tonnes,
has the meaning given in Clause 9.2(a)(i).
" JORC Code " means the Australasian Code for Reporting of Exploration Results, Mineral Resources
and Ore Reserves from time to time.
"Liquid Assets"
means any asset which is readily convertible into cash, including:
(a)
term deposits;
(b)
bonds; and
(c)
securities (as defined in the Corporations Act) which are market-traded (or capable of being
market-traded),
(b)
but excluding any asset necessary for the ordinary operation of Coronado
Global's business
(but not including for its liquidity).
"Liquidity"
means,
the sum of the Cash, Cash Equivalents and Liquid Assets of Coronado,
Coronado
Global and each of their Subsidiaries to be calculated:
(a)
on a consolidated basis in accordance with the Accounting Standards;
(b)
as at the end of each Month during the Supply Term
;
(c)
in determining whether any of the Minimum Liquidity Threshold, the Intermediate Liquidity
Threshold or the Payment Liquidity Threshold is satisfied in respect of a Month, as at the end
of the previous Month;
(d)
by excluding for a period of two years after the Effective
Date of the NCSA Amendment Deed
(No.2) the sum of any amount:
(i)
received from the Queensland Revenue Office
in relation to transfer duty associated
with Coronado Global's indirect acquisition of the shares in Coronado
;
and
(ii)
released from any cash facilities maintained in support of any bank guarantees provided for Coronado or Coronado Global or any of its other Subsidiaries
;
and
(e)
by excluding proceeds from any Asset Disposition, except to the extent that the Notes
Indenture provides that those proceeds are not required to be reinvested or used to repay
amounts owing under the Notes Indenture.
" Loading Plant " means the loading plant located at the mine at which a delivery of coal is to be made.
" Marketable Reserves Statement " means:
(a)
unless paragraph (b) applies, a statement given in accordance with the JORC Code showing, amongst other things, the Mineral Resources and Ore Reserves (as those terms are defined in
the JORC Code) of coal within the Tenements;
and
(b)
if a Holding Company of Coronado is not listed on a recognised stock exchange, an annual
reserves statement for the Tenements
prepared by suitably qualified experts equivalent to a
JORC Code reserves statement.
“
Medium Term
Arrangement
" means:
(a)
any contractual arrangement for the sale and purchase of coal by Coronado with a third party,
or by Stanwell with a third party,
as applicable, having a term of not less than three Months and not more than one Year;
and
(b)
any such arrangement for a term of not more than one Year
which contains an option for
Stanwell or Coronado to extend that term, provided that such option is not exercised after the
relevant interruption to supply or to taking of deliveries, as applicable, ceases without the prior
consent of Stanwell (where Coronado is the party to the agreement) or of Coronado
(where
Stanwell is the party to the agreement).
" Minimum Liquidity Threshold
" means,
in respect of a Month, Liquidity being less than US$200
million, as indexed in accordance with Clause 11.13.

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" Mining Lease " means a mining lease granted under the Act.
" Month " means a calendar month.
"Monthly Additional Coal Tonnage"
has the meaning given in Clause 5.4(a)(i).
" Monthly Tonnages " has the meaning given in Clauses 4.2(a) and 4.2(b).
"
Monthly Tonnage
(SRA Value
Schedule)
" has the meaning given in the SRA Value
Schedule.
"
NCSA Base Tonnes
Prepayment Amount
" has the meaning given in the PDP Balance Schedule.
"NCSA Amendment Deed"
means the Deed of Amendment – New Coal Supply Agreement
(Prepayment and Rebate Release) between Coronado,
Stanwell and the Security Providers dated 10
June 2025.
" NCSA Amendment Deed (No.2) " means the Deed of Amendment (No. 2) – Amended Coal Supply
Agreement and New Coal Supply Agreement between Coronado,
Coronado Global, Coronado Finance
Pty Ltd, Stanwell and the Security Providers dated 27 November 2025.
" NEM " means the National Electricity Market.
" Netback Amount
" for each Month during the Supply Term,
has the meaning given in Clause 11.2(a).
" Netback Price
" has the meaning given in the SRA Value
Schedule.
" Nominal Net Weight " for a train means 97.5% of the aggregate of the weight of coal capable of being carried in the wagons in that train, for each particular class of wagon as most recently advised by
Stanwell's Carrier.
" Nominated Contract Price per GJ
" has the meaning given in the SRA Value
Schedule.
" Noteholder " has the meaning given in the NCSA Amendment Deed (No. 2).
" Notes Indenture " has the meaning given in the NCSA Amendment Deed.
"
Outstanding Value
of the SRA
" has the meaning given in the SRA Value
Schedule.
" Party " means Coronado or Stanwell.
" Payment Liquidity Threshold
" means,
in respect of a Month, and after deducting the amount of any
Distribution permitted under Clause 11.11
and the amount of any contemporaneous payments made to
Noteholders and to Stanwell under Clause 11.11
,
Liquidity being at least US$300 million (or, for the
purposes only of Clause 3.1(b)(i) of the NCSA Amendment Deed (No.
2) and Clause 11.11(b)(i)
of this
Agreement,
US$400 million), as indexed in accordance with Clause 11.13.
" PDP Balance
" means the prepayment and deferred payment balance and has the meaning given to
'PDP Balance' in the PDP Balance Schedule.
" PDP Balance Schedule " means the model calculations schedule at Schedule 1B to this Agreement which sets out the information and formulae required to determine certain amounts to be paid under this
Agreement.
"
PDP Balance Termination
Payment
" has the meaning given in the PDP Balance Schedule.
" PDP Deduction Amount " has the meaning given in the PDP Balance Schedule.
"
PDP Voluntary
Payment Amount
" has the meaning given in the PDP Balance Schedule.
" Permitted Distribution
" means a Distribution permitted under Clause 11.11
.
" Permitted Reorganisation " means the transfer by Coronado Group LLC of all of its assets (other than its interests in Coronado Global (formerly Coronado Group Holdco LLC))
to Coronado Global
(formerly Coronado Group Holdco LLC).
" Power Station " means:
(a)
the Stanwell Power Station; or
(b)
any other power station:
(i)
owned by Stanwell which Stanwell may nominate to receive and use Coal; and

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(ii)
where the Coal has been test burned by Stanwell and determined by Stanwell to be
suitable for use,
depending in each case upon where the Coal is intended to be used.
"Prepayment Amount" has the meaning given in the RRP Balance Schedule.
" Project Documents
" means this Agreement, the Deed and the ACSA.
" Quarter
" means any period of 3 consecutive Months beginning on January 1, April 1, July
1 and
October 1 of any Year.
"Quarterly Additional Coal Tonnage"
means for each Quarter during the Additional Coal Tonnes
Term, the quantity
of Coal in Tonnes Equivalent
nominated by Stanwell in accordance with Clause
5.2(a),
not to exceed [***] Tonnes Equivalent
of Coal in a Quarter.
" Quarterly Tonnages " has the meaning given in Clause 4.1(a).
" Rail Energy Payment " has the meaning given in Clause 11.5.
"Rebate Amount" has the meaning given in the RRP Balance Schedule.
"Rebate Release" has the meaning given in the NCSA Amendment Deed.
"Rebate Release Term" has the meaning given in the NCSA Amendment Deed.
"Rebate Waiver Term" has the meaning given in the NCSA Amendment Deed (No. 2).
" Related Body Corporate " has the meaning given to that term in section 50 of the Corporations Act .
“
Remaining Additional Coal Tonnes
RRP Payment
” has the meaning given in Clause
5.3(a)(ii)(A).
"RRP Balance"
has the meaning given in the RRP Balance Schedule.
"RRP Balance Schedule"
means the RRP model calculations schedule at Schedule 1A
to this
Agreement which sets out the information and formulae required to determine certain amounts to be
paid under this Agreement.
"RRP Monthly Marketing Fee"
has the meaning given in Clause 5.3(a)(iii)(A).
"RRP Monthly Payment" has the meaning given in the RRP Balance Schedule.
"RRP Monthly Unnominated Tonnes
Payment"
has the meaning given in the RRP Balance
Schedule.
"RRP Termination
Payment"
has the meaning given in the RRP Balance Schedule.
"RRP Tonnage
Payment"
has the meaning given in the RRP Balance Schedule.
"Security Provider"
has the meaning given in the NCSA Amendment Deed or the NCSA Amendment
Deed (No. 2), as applicable.
"Senior Finance Document"
has the meaning given in the NCSA Amendment Deed.
“ Shareholding Minister ” has the meaning given to that term in the Government Owned Corporations
Act 1993
(Qld).
" SRA Value Schedule "
means the model calculations schedule at Schedule
1 to this Agreement which
sets out the information and formulae required to determine:
(a)
certain amounts to be paid under this Agreement; and
(b)
the Final Delivery Date.
" Standard Coal Quality
" means all of the Gross Calorific Value,
Ash and Total Moisture
specifications as set out in Clause 7.1(a).
" Stanwell ABL Facility Agreement " has the meaning given in the NCSA Amendment Deed (No. 2).
" Stanwell Competitor
" means a person,
or a Related Body Corporate of a person, who:

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(a)
is a registered participant in the NEM; or
(b)
has a material (direct or indirect) interest in a power generation asset in the NEM.
" Stanwell Power Station " means the existing coal fired power station operated by Stanwell near
Gracemere in the State of Queensland.
" Stanwell's Carrier " means such person who from time to time contracts with Stanwell for the transport of Coal.
"Statutory Royalty Amount"
means, in respect of any Additional Coal Tonnes
delivered, an amount
equal to the statutory royalty amount exclusively attributable to those
Additional Coal Tonnes paid
by
Coronado to the State of Queensland in accordance with the Act and the Mineral Resources Regulation
2013
(Qld) and not taking into account statutory royalty amounts payable by Coronado in respect of any
other coal.
"Subsidiary" has the meaning given in the NCSA Amendment Deed (No. 2).
" Substitute Coal " has the meaning given in Clause 3.2.
" Supply Commencement Date " means the earlier of:
(a)
the day after the ACSA Final Delivery Date;
(b)
if the ACSA is terminated prior to the ACSA Final Delivery Date, the day after the date that the
ACSA is terminated; and
(c)
1 January 2029.
" Supply Term
" means the period from the Supply Commencement Date until the Final Delivery
Date.
" Tenements
" means Mining Lease Numbers 1878, 1990, 80010, 80011,
80012, 80086, 80110, 80112,
80123, 80171, 700006, 700007, 700008 and 700009 and Mineral Development
Licence Numbers 162,
328 and 329 and any renewals, extensions and amendments thereof and any tenements issued to
Coronado in place thereof or over any part of the area covered by the foregoing tenements.
"
Termination
Payment
" has the meaning given in the SRA Value
Schedule.
" Tonne
" means a metric ton of 1,000 kg.
For the purpose of conversion, a metric ton equals 0.984206
long tons and a long ton equals 1.016047 metric tons.
" Tonne Equivalent
" means a quantity of Coal with an as received Gross Calorific Value of 25.6
gigajoules, determined by the sampling and analysis techniques provided in this Agreement.
"Tonnes Delivered
" for each Month:
(a)
during the Supply Term,
has the meaning given in Clause 11.2(a);
and
(b)
during the Additional Coal Tonnes
Term, has the meaning
given in Clause 11.2(b).
“
Total
Additional Coal Tonnes
” means 4,000,000 Tonnes
Equivalent of Coal in aggregate over the
Additional Coal Tonnes
Term.
" Trade Certified
" means that the Weighbridge
is licensed under the
National Measurement Act 1960
(Cth).
"Unnominated Tonnage"
means for each Quarter during the Additional Coal Tonnes
Term, the
difference between the Quarterly Additional Coal Tonnage
nominated by Stanwell in accordance with
Clause 5.2(a) and the maximum [***] Tonnes
Equivalent of Coal that may be nominated for each
Quarter.
"
Value of
the SRA
" has the meaning given in the SRA Value
Schedule.
"Weekly Additional Coal Tonnage"
has the meaning given in Clause 5.4(a)(ii).
" Weekly Tonnages " has the meaning given in Clauses 4.3(a) to 4.3(c) inclusive.
" Weighbridge
" means the weighbridge at or near the Loading Plant or other weighbridge agreed in
writing by the Parties, with each Party acting reasonably.
" Year " means a calendar year commencing on January 1 and ending on December 31.

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1.2
Interpretation
In this Agreement:
(a)
All payments required to be made under this Agreement shall be made in Australian Dollars
and Cents.
(b)
References to "A$" or "$" shall be a reference to Australian dollars and references to "US$"
shall be a reference to United States dollars.
(c)
Each provision shall be deemed to be separate and severable from each other provision.
If any
provision is determined to be invalid or unenforceable, such determination and the
consequential severance (if any) shall not invalidate the rest of this Agreement which shall
remain in full force and effect as if such provision had not been made a part thereof unless the
effect of the severance of any such provision would be to frustrate this Agreement in which
case the legal principles of frustration of contract shall apply.
(d)
Reference to a Party includes that Party's successors and permitted assigns and references to
Coronado or Stanwell shall include their successors and permitted assigns.
(e)
Reference to Australian or British Standards shall unless otherwise agreed by the Parties be
reference to such Standards as at the date hereof.
(f)
Save as expressly provided in this Agreement, reference to any statute shall include reference
to any modification thereof or any statutory provision substituted therefore and any regulation,
rule, by-law, Order
in Council or Proclamation made thereunder or pursuant thereto.
(g)
Percentages shall where the context permits, in relation to physical characteristics of coal, refer
to percentages by mass.
(h)
A reference to a person includes a corporation of any type, and any other legal structure, as
well as a natural person.
(i)
Where a word or phrase is given a particular meaning, other parts of speech or grammatical forms of that word or phrase have corresponding meanings.
(j)
A reference to a law, document,
deed or agreement, including this Agreement, includes a
reference to that law, document,
deed or agreement as amended, novated, supplemented, varied
or replaced from time to time.
(k)
The terms "include" and "including" shall be deemed to be followed by the words "without
limitation".
(l)
If a Party is required to use "its best endeavours" under this Agreement, that Party is entitled to
take into consideration commercial considerations (including time and cost) and whether the
obligation can be achieved and any such obligation shall be so interpreted.
(m)
A reference to the "date of this Agreement" is a reference to the date this document was
executed by the Parties.
2.
Agreement
to Buy
and
Sell/Total
Contract
Tonnage
2.1
New
CSA
This Agreement is the "full form New CSA" described in clause 3.2(a) of the Deed.
This Agreement
supersedes and replaces the Binding Terms
Sheet (as defined in the Deed).
2.2
Agreement
(a)
The Parties acknowledge and agree that the schedules to this Agreement:
(i)
form part of the Agreement and have the same force and effect as if set out in the body
of this Agreement; and
(ii)
contain operative terms and conditions that are binding on the Parties.

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(b)
Commencing on the Supply Commencement Date, Coronado shall sell and deliver to Stanwell,
and Stanwell shall purchase and accept from Coronado, Coal in the quantities and on the terms
and conditions provided in this Agreement.
2.3
Term
(a)
This Agreement will have effect from the Commencement Date
except for those provisions
that were amended or inserted in accordance with the NCSA Amendment
Deed and the NCSA
Amendment Deed (No. 2), which will have effect
from their respective Effective Dates. Unless
this Agreement is terminated earlier in accordance with its terms, this Agreement ends on the
date occurring after the Final Delivery Date when each Party has complied with its obligations
and satisfied all of its liabilities under this Agreement.
(b)
From four Years
prior to the expected Final Delivery Date, either Party may request the other
Party to discuss the possibility of extending this Agreement to cover additional tonnages of
Coal.
In such case the Parties will discuss such possibility but, subject to Clause
2.3(c)(i)(B)
neither Party shall be obliged to agree to any such extension.
(c)
If as at 31 December 2043, the:
(i)
Outstanding Value
of the SRA is greater than zero, then:
(A)
the Outstanding Value
of the SRA
will be added to the PDP Balance; and
(B)
if requested by Stanwell, Coronado will use its best endeavours to supply
Coal, at a price to be agreed between Coronado and Stanwell; and
(ii)
RRP Balance is greater than zero, then the RRP Balance will be added to the PDP
Balance.
2.4
Non-exclusive Supply Agreement
Without derogating from the obligations of
Coronado and Stanwell under this Agreement, Coronado
acknowledges and agrees that:
(a)
it is not the exclusive supplier of coal to Stanwell;
(b)
Stanwell is not obliged to purchase all of its coal requirements from Coronado;
and
(c)
Stanwell may seek and obtain supplies of coal from third party suppliers of coal.
3.
Source of Coal/Substitute
Coal
3.1
Source of Coal
(a)
Coal supplied under this Agreement shall be from the Tenements, except as provided in Clause
3.1(b).
(b)
Coronado shall have the right to deliver Substitute Coal, and Stanwell shall accept delivery of
that Substitute Coal, subject to Clauses 3.3 to 3.8, inclusive.
Stanwell's sole obligations to
accept delivery of that Substitute Coal are set out in this Clause 3.
(c)
Except as otherwise expressly provided in this Agreement, the provisions of this Agreement
shall apply to that Substitute Coal as if it were coal produced from the Tenements.
3.2
Substitute Coal
(a) "Substitute Coal"
means coal produced from sources other than the Tenements
and either:
(i)
if the coal is for use at the Power Station:
(A)
the coal meets the provisions of Clause 7 and has been previously utilised at the Power Station; or

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(B)
if the coal has not been previously utilised at the Power Station, then coal that
Stanwell has test burned and determined is suitable for use at the Power
Station in accordance with Clause 3.2(c);
or
(ii)
if the coal is not for use at the Power Station, then coal that meets the provisions of
Clause 7.
(b)
Coronado may at any time request Stanwell to provide a list of coal that has been previously utilised at the Power Station, including its source and quality and Stanwell shall provide that
information within 7 days of receiving that request.
(c)
Where coal which has not been previously utilised at the Power Station is intended for use at
the Power Station, Coronado may request Stanwell to test burn the coal and Stanwell shall do
so and shall inform Coronado of its determination, with reasons within
60 days of receiving
that request.
Stanwell shall act reasonably and in good faith in the test burn and in determining the suitability of such coal.
Such trial coal shall be purchased and transported on the same basis as Coal is purchased and transported under this Agreement.
3.3
Transportation of Substitute Coal
Clauses 3.4 to 3.8, inclusive, shall apply in relation to the transport of Substitute Coal that is not
delivered at the Curragh Mine Loading Plant.
3.4
Transportation and Rail Rates
of Substitute Coal
from Designated Mines
(a) "Designated Mine(s)"
means any mine other than the Curragh Mine for which Stanwell at the relevant time has rail freight arrangements in place for transport of coal from that mine to:
(i)
the Power Station; and
(ii)
such other destination as Stanwell advises Coronado that Coal delivered under this
Agreement is to be transported.
(b)
Within 7 days of receiving a request from
Coronado, Stanwell shall inform Coronado of all
Designated Mines.
(c)
Stanwell shall use its best endeavours to achieve rail freight rates for the transport of coal from
Designated Mines to the Power Station, or if applicable, to such other destination as Stanwell
advises Coronado that Coal delivered under this Agreement is to be transported, that are at least
equivalent to or better than market rates at the time and are based on utilisation equivalent to
Stanwell's planned total coal consumption for the Year
concerned.
(d)
For any proposed delivery of Substitute Coal from a Designated Mine, Coronado may request
Stanwell to inform it:
(i)
whether Stanwell is able to arrange the transport of the Substitute Coal;
(ii)
of the destination of the Substitute Coal;
(iii)
provided Stanwell is able to arrange the transport of the Substitute Coal, of any
Difference or Stanwell Election Difference,
as the case may be (as defined in Clause
3.6(a))
that would apply to that delivery; and
(iv)
if Coronado were to arrange the transportation of that Substitute Coal, of any Capacity
Charges (as defined in Clause 3.6(a))
that would apply.
(e)
Stanwell shall provide the information requested in Clause 3.4(d) (or
Stanwell's best estimate
thereof, based on reasonable grounds) within 5 days of the request.
Coronado may then elect
to:
(i)
have Stanwell arrange transportation of the Substitute Coal, provided
Stanwell has
informed Coronado that it is able to do so, and in that event Stanwell shall arrange the transportation;
(ii)
provided Coronado has made the request at least 7 days before the proposed delivery,
arrange the transportation of the Substitute Coal; or

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(iii)
cancel the proposed delivery of Substitute Coal.
(f)
If:
(i)
Coronado has made an election in accordance with Clause 3.4(e)(i) or
Clause 3.4(e)(ii)
in respect of the transportation of Substitute Coal; and
(ii)
Stanwell makes an election in accordance with Clause 4.5 which would apply to any
quantity of Coal that would be Substitute Coal to which the election made in accordance with Clause 3.4(e)(i) or Clause 3.4(e)(ii) would apply
(
Designated Mine
Export Substitute Coal
),
then:
(iii)
the election under Clause 3.4(e)(i) or Clause 3.4(e)(ii) will not apply in respect of the
Designated Mine Export Substitute Coal;
(iv)
Stanwell must provide the information required under Clause 3.4(d)
in respect of the
Designated Mine Export Substitute Coal within 5 days of the election under
Clause 4.5; and
(v)
Coronado may then make the election under Clause 3.4(e) in respect of the Designated
Mine Export Substitute Coal.
3.5
Transportation and Rail Rates
of Substitute Coal
from other Mines
(a) "Other Mine(s)"
means any mine that is not the Curragh Mine or a Designated
Mine.
(b)
For any proposed delivery of Substitute Coal from any Other Mine:
(i)
Coronado shall give Stanwell at least 14 days' notice of that proposed delivery from a
nominated Other Mine and request Stanwell to obtain a quotation for a rail freight rate
for the transportation of Substitute Coal from that Other Mine.
(ii)
Stanwell shall use its best endeavours to achieve rail freight rates for the transport of
coal from that Other Mine to the Power Station, or if applicable, to such other destination as Stanwell advises Coronado that Coal delivered under this Agreement is
to be transported, that are at least equivalent to or better than market rates at the time and are based on utilisation equivalent to Stanwell's planned total coal consumption for
the Year
concerned.
(iii)
Within 7 days of receiving that notice and request,
Stanwell shall inform Coronado of:
(A)
whether Stanwell is able to arrange transport of the Substitute Coal;
(B)
any such quotation;
(C)
the destination of the Substitute Coal;
(D)
any Difference or Stanwell Election Difference,
as the case may be (as defined
in Clause 3.6(a))
that would apply to that delivery; and
(E)
if Coronado were to arrange the transportation of that Substitute Coal, any
Capacity Charges (as defined in Clause 3.6(a)) (or Stanwell's best estimate
thereof, based on reasonable grounds) that would apply.
(iv)
Coronado may then elect to:
(A)
have Stanwell arrange transportation of the Substitute Coal, provided
Stanwell
has informed Coronado that it is able to do so, and in that event Stanwell shall arrange the transportation;
(B)
arrange the transportation of the Substitute Coal; or
(C)
cancel the proposed delivery of Substitute Coal.
(v)
If:

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(A)
Coronado has made an election in accordance with Clause 3.5(b)(iv)(A)
or
Clause 3.5(b)(iv)(B) in respect of the transportation of Substitute Coal; and
(B)
Stanwell makes an election in accordance with Clause 4.5 which would apply
to any quantity of Coal that would be Substitute Coal to which the election made in accordance with Clause 3.5(b)(iv)(A) or Clause 3.5(b)(iv)(B)
would
apply ( Other Mine Export Substitute Coal
),
then:
(C)
the election under Clause 3.5(b)(iv)(A) or Clause 3.5(b)(iv)(B) will not apply in respect of the Other Mine Export Substitute Coal;
(D)
Stanwell must provide the information required under Clause 3.5(b)(iii)
in
respect of the Other Mine Export Substitute Coal within 5 days of the election under Clause 4.5; and
(E)
Coronado may then make the election under Clause 3.5(b)(iv) in respect of the
Other Mine Export Substitute Coal.
3.6
Payment for Transportation
(a)
In this Clause 3.6:
(i)
"
Transport Cost
" means the amount, in $/Tonne,
equal to the applicable rate for the
transport of coal from the relevant Designated Mine or Other Mine, as the case may be, to the relevant destination taking into account all rail performance Freight
Incentives and Corridor Improvement Incentives available from
Stanwell's Carrier or
Coronado's Carrier, as the case may be.
(ii)
"
Train Weight
" means the weight, in Tonnes,
of Substitute Coal contained in each rail
consignment for delivery to the unloading facility at the Power Station, or such other
destination as Stanwell advises Coronado that Coal delivered under this Agreement is
to be transported, determined in accordance with Clause 8;
(iii)
"
CC Cost
" means the cost (Transport Cost times Train
Weight), in
total $'s, of
delivery of a rail consignment to the unloading facility at the Power Station that
Stanwell incurs or would incur had the Substitute Coal been supplied from the Curragh
Mine Loading Plant at the same time;
(iv)
"
SC Cost
" means the cost (Transport Cost times Train
Weight), in
total $'s, of delivery
of a rail consignment of Substitute Coal to the unloading facility at the Power Station
(including, if the Substitute Coal is delivered to any other location than the Power
Station, the cost (Transport Cost times Train
Weight), in
total $'s, which would have
been payable for a delivery of a rail consignment of Substitute Coal to the unloading facility at the Power Station if it were so delivered);
(v)
"
Stanwell Election SC Cost " means, for the transport of Substitute Coal to a destination other than the Power Station, the cost (Transport
Cost times Train Weight),
in total $'s, of delivery of the rail consignment of Substitute Coal to the unloading facility at such other destination;
(vi)
"
Difference " means:
SC Cost less CC Cost
Provided that the Difference shall not exceed the amount
advised by Stanwell under
Clauses 3.4 or 3.5, as the case may be.
If positive the Difference is defined as " Overs ”
If negative the Difference is defined as " Unders
"
(vii)
"Stanwell Election Difference" means:
Stanwell Election SC Cost less SC Cost

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Provided that the Stanwell Election Difference shall not
exceed the amount advised by
Stanwell under Clauses 3.4 or 3.5, as the case may be.
If positive the Stanwell Election Difference is defined as " Stanwell Election Overs ”
If negative the Stanwell Election Difference is defined as " Stanwell Election Unders "
(viii)
"
Capacity Charges " means any penalty rail rate or cost that Stanwell is required to pay under a rail freight agreement(s) with Stanwell's rail provider(s), which
agreement(s) relate(s) in whole or in part to the transport of Coal from the
Curragh
Mine Loading Plant imposed because of Coronado electing to supply
Substitute Coal,
taking into account the effect of the transport of other suppliers' coal under that rail
freight agreement(s).
(ix)
"
Freight Incentives " means rail performance incentives that are available and which actually apply to Stanwell's Carrier or Coronado's Carrier,
as the case may be, rail rate
at the relevant time.
(x)
"
Corridor Improvement Incentives " means rail corridor incentives available to rail users at the relevant time.
(b)
For each rail consignment of Substitute Coal delivered under this Clause 3, the Parties will
calculate the Difference and the Stanwell Election Difference
(if applicable).
(c)
If Substitute Coal is transported and Stanwell arranges that transportation of
Substitute Coal
and:
(i)
Unders is declared:
(A)
Stanwell will pay the SC Cost or Stanwell Election SC Cost (as the case may
be) to the rail provider;
(B)
Stanwell will pay the Unders to Coronado; and
(C)
the Parties shall record the Unders for consideration under Clause 3.6(h)
.
(ii)
Overs is declared:
(A)
Stanwell will pay the SC Cost or Stanwell Election SC Cost (as the case may
be) to the rail provider;
(B)
Coronado will pay the Overs to Stanwell; and
(C)
the Parties shall record the Overs for consideration under Clause 3.6(h)
.
(d)
If Substitute Coal is transported and Coronado arranges that transportation of
Substitute Coal
and:
(i)
Unders is declared:
(A)
Coronado will pay the SC Cost or Stanwell Election SC Cost (as the case may
be) to the rail provider;
(B)
Stanwell will pay the CC Cost to Coronado; and
(C)
the Parties shall record the Unders for consideration under Clause 3.6(h)
.
(ii)
Overs is declared:
(A)
Coronado will pay the SC Cost or Stanwell Election SC Cost (as the case may
be) to the rail provider;
(B)
Stanwell will pay the CC Cost to Coronado; and
(C)
the Parties shall record the Overs for consideration under Clause 3.6(h)
.
(e)
If the Substitute Coal is transported to any destination other than the Power
Station and:
(i)
Stanwell Election Overs is declared:

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(A)
if Coronado arranges the transportation of Substitute Coal, Stanwell will pay the Stanwell Election Overs to Coronado; and
(B)
the Parties shall record the Stanwell Election Overs for consideration under
Clause 3.6(h).
(ii)
Stanwell Election Unders is declared:
(A)
if Stanwell arranges the transportation of Substitute Coal, Stanwell will pay the Stanwell Election Unders to Coronado; and
(B)
the Parties shall record the Stanwell Election Unders for consideration under
Clause 3.6(h).
(f)
The financial transactions under Clause 3.6(c),
(d),
and (e) (as applicable) shall be conducted
for each rail consignment of Substitute Coal, unless otherwise agreed.
(g)
After the end of each Year,
and as soon as the information becomes available, Stanwell will provide an invoice (with such supporting information as Coronado may reasonably require) to
Coronado in respect of the Capacity Charges (if any) with such payment to be made within 14
days of receipt of such invoice.
(h)
Within 30 days of the giving of the invoice referred
to in Clause 3.6(g) for any Year,
the Parties
will determine, in respect of that Year:
(i)
the total Overs and any Stanwell Election Overs for all rail consignments;
(ii)
the total Unders and any Stanwell Election Unders for all rail consignments; and
(iii)
(Total Overs plus
Stanwell Election Overs plus Capacity Charge less Total
Unders less
Stanwell Election Unders) (" Excess ").
(i)
If the Excess is negative Coronado shall pay to Stanwell a sum equal to 50% of the Excess, with such payment to be made within 14 days of receipt of such invoice from Stanwell.
(j)
The Party entitled to payment under this Clause 3.6 will provide an invoice for payment by the
other Party with such payment to be made as provided in Clause 11.9(a)
(with Clause 11.9(a)
applying mutatis mutandis to payments by Coronado).
(k)
The Parties will provide sufficient information (when available)
to enable each other to raise
invoices and to record the necessary information for purposes of this Clause 3.6 and for internal
recording purposes.
3.7
Notification of Delivery
of Substituted Coal
Coronado recognises that Stanwell needs to be informed in advance of delivering
Substitute Coal,
including the forward delivery schedule.
Coronado shall give at least 7 days' notice of any delivery of such coal but Stanwell shall use its best endeavours to accept such coal on shorter notice where it will
suffer no material adverse effect in doing so.
3.8
Limit of Amount
of Substitute Coal
Notwithstanding any other Clause, Coronado shall not have the right to deliver any Substitute Coal
which if delivered would cause the Substitute Coal to be delivered in any Year to exceed 50% of the
Annual Contract Tonnage
for that Year.
4.
Annual Contract Tonnage,
Rates of Delivery
and Notification of
Requirement
4.1
Annual nominations
(a)
Not later than the 30 June occurring prior to the commencement of each Year during the
Supply Term, Stanwell
shall, by notice to Coronado:
(i)
nominate:

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(A)
the Annual Contract Tonnage
for that Year
which must be between 1.2 million
Tonnes Equivalent
and 2.24 million Tonnes
Equivalent (and pro rata for a part
Year),
and if no such nomination is made for any Year,
Stanwell shall be
deemed to have nominated 2 million Tonnes
Equivalent;
(B)
in respect of any Month during that Year,
a quantity of the Annual Contract
Tonnage in Tonnes
Equivalent (up to one twelfth of the Annual Contract
Tonnage for any
Month), for which Stanwell elects to receive Cash in Lieu;
and
(C)
the Nominated Contract Price per GJ for each Month in that Year, which must
be:
(I)
no less than the Contract Price per GJ for that Month in that Year as
set out in the SRA Value
Schedule multiplied by [***];
and
(II)
no more than the Contract Price per GJ for that Month in that Year as
set out in the SRA Value
Schedule multiplied by [***],
and if no such nomination is made for any Year,
Stanwell shall be deemed to
have nominated the Contract Price per GJ for each Month in that Year as set
out in the SRA Value
Schedule,
provided that the nomination must not cause the Outstanding Value of the SRA to be
less than zero;
(ii)
confirm any additional Tonnes
that have been postponed in accordance with Clause
12.4(c),
Clause 13.4(c) or Clause 16 and that Coronado is obliged to deliver in that
Year
pursuant to this Agreement;
(iii)
propose the Quarterly Tonnage
for each Quarter of such Year;
and
(iv)
indicate, on a non-binding basis, the nominations of the Annual Contract
Tonnage for
each Year,
and Nominated Contract Price per GJ for each Month, of the Supply Term after the Year
for which the nominations in Clauses 4.1(a)(i)(A) and 4.1(a)(i)(C)
are
made, in accordance with the SRA Value
Schedule.
(b)
If Stanwell fails to give a notice under Clause 4.1(a)(iii), or if Coronado disagrees with the
Quarterly Tonnages
as proposed by Stanwell, then the Quarterly Tonnages
for each Quarter of
the Year
shall be one quarter of the Annual Contract Tonnage.
(c)
If:
(i)
Stanwell does not make a nomination by the 30 June that occurs immediately prior to
the commencement of the first Year
of the Supply Term;
and
(ii)
either:
(A)
the Supply Term
commences; or
(B)
in the reasonable opinion of Stanwell, the Supply Term
is likely to commence
before Stanwell will be able to make a nomination,
Stanwell shall promptly make a nomination in accordance with Clause 4.1(a)
for the period in
respect of the first (and if applicable, the second) Year
in the Supply Term.
(d)
If there is an interruption to the supply of Coal in the period between the date of Stanwell’s nomination and 31 December of that Year,
Stanwell may prior to 31 December revise its
nomination of the Annual Contract Tonnage,
by an amount equal to the missed deliveries,
provided that the revised nomination does not exceed a total maximum of
2.24 million Tonnes
Equivalent.
That revised nomination of the Annual Contract Tonnage
will be Stanwell’s
nomination for the purposes of Clause 4.1(a).
(e)
For the purposes of calculating the Cash Value
of the SRA, where the Agreement will
terminate due to Coronado's default, Stanwell may (but is not obliged to) give a revised
nomination under this Clause 4.1, including the non-binding nominations for each Year
of the
Supply Term under
Clause 4.1(a)(iv).

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(f)
If the Supply Commencement Date occurs before the ACSA Final Delivery Date, in respect of
each Month from the Supply Commencement Date until the Month in which the ACSA Final
Delivery Date occurs, Stanwell must nominate one twelfth of the Annual Contract
Tonnage
(pro rata for any part Month) as Cash in Lieu.
(g)
Notwithstanding Clauses 4.1(a) through 4.1(f), either Coronado or Stanwell may at any time
propose any Annual Contract Tonnage
and Quarterly Tonnage
for the next Year.
The other
Party shall consider any such proposal but shall be under no obligation to accept the same.
If
the Parties agree upon a different Annual Contract Tonnage
and Quarterly Tonnage
that shall
become the Annual Contract Tonnage
and Quarterly Tonnage
for the periods concerned.
4.2
Monthly Deliveries
(a)
Coronado shall give notice of its intended Monthly Tonnage
for each Month during a Quarter
no later than 30 days before the commencement of that Quarter.
If Stanwell disagrees with the
Monthly Tonnages notified
by Coronado, the Parties will discuss the same in good faith with a view to agreeing upon Monthly Tonnages
that meet the requirements of both Coronado and
Stanwell.
(b)
Failing agreement, the Monthly Tonnages
for the Quarter shall be approximately one third of
the Quarterly Tonnage.
4.3
Weekly Deliveries
(a)
Coronado shall give notice of its intended Weekly
Tonnage for each week
of each Month no
later than 7 days before the commencement of that Month.
If Stanwell disagrees with the
Weekly Tonnages
notified by Coronado, the Parties will discuss the same in good faith with a view to agreeing upon Weekly
Tonnages that meet
the requirements of both Coronado and
Stanwell.
(b)
Failing agreement, the Weekly
Tonnages for the Month
shall provide for deliveries each week
of approximately one quarter of the Monthly Tonnage.
(c)
If both Parties agree, any Weekly
Tonnages may be changed
to take into account Coronado's
planned exports of coal from the Tenements
and Stanwell's other planned purchases of coal for
the Power Station.
4.4
Obligation to Deliver and
Accept Deliveries
Coronado shall deliver, and Stanwell shall take delivery
of, Coal at rates which meet the requirements
of Clauses 4.1 to 4.3, inclusive.
Coronado is not obliged to deliver any Coal in respect of which
Stanwell has elected to take Cash in Lieu.
4.5
Export election
Stanwell may elect not more than once in respect of any Quarter, by giving notice to Coronado prior to
the commencement of the Quarter, to receive
any quantity of Coal comprising the Annual Contract
Tonnage that Stanwell
does not require at the Stanwell Power Station and deal with it as it sees fit, including to export the Coal or otherwise deal with the Coal (and if it does so,
Stanwell may request
Coronado, to act as its agent to deal with the Coal at Stanwell’s cost, and Coronado may accept or reject
that request in its absolute discretion). If the election is rejected, Coronado must deliver and Stanwell
must take such Coal in accordance with the terms of this Agreement.
4.6
Specific Deliveries
Coronado shall make day to day arrangements regarding the scheduling of trains directly with
Stanwell's Carrier or Coronado's Carrier and with designated personnel at the Power Station.

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5.
Additional
Coal
Tonnes
5.1
Annual
Contract
Tonnage
unaffected
The Parties agree that:
(a)
the Additional Coal Tonnes
are in addition to any other quantity of Coal contemplated by this
Agreement including the Annual Contract Tonnage
nominated in accordance with Clause 4;
and
(b)
in each Month during the Additional Coal Tonnes
Term, any quantity of
the Annual Contract
Tonnage delivered
under this Agreement will be deemed to be delivered before the Additional
Coal Tonnes.
5.2
Annual nominations
(a)
Not later than the 30 September occurring prior to the commencement of each Year
during the
Additional Coal Tonnes
Term, Stanwell shall, by
notice to Coronado:
(i)
nominate for each Quarter of such Year
:
(A)
the Quarterly Additional Coal Tonnage
;
(B)
the Fixed Price Additional Coal Tonnes;
(C)
the Floating Price Additional Coal Tonnes;
and
(D)
the Unnominated Tonnage,
provided that:
(E)
the sum of the Quarterly Additional Coal Tonnage
and the Unnominated
Tonnage must equal
[***] Tonnes Equivalent
of Coal per Quarter; and
(F)
the Fixed Price Additional Coal Tonnes
and the Floating Price Additional
Coal Tonnes must not
exceed [***] Tonnes Equivalent
of Coal per Quarter;
(G)
the Fixed Price Additional Coal Tonnes
must not exceed 400,000 Tonnes
Equivalent of Coal in any Year;
(H)
the Fixed Price Additional Coal Tonnes
for a Quarter must comprise the lesser
of [***] Tonnes Equivalent
of Coal and the Quarterly Additional Coal
Tonnage for that Quarter,
unless the Quarterly Additional Coal Tonnage
for
any other Quarter or Quarters in that Year
is less than [***] Tonnes
Equivalent of Coal, in which case an amount equal to the difference between
[***] Tonnes Equivalent
of Coal and the Quarterly Additional Coal Tonnage
for that Quarter or Quarters may be nominated as Fixed Price Additional
Coal
Tonnes in another
Quarter;
provided that for the first Quarter of the Additional Coal Tonnes
Term, if that Quarter
does not start on January 1, April 1, July 1 or October 1, such limits will be applied pro-rata for the number of Months in that Quarter that are within the Additional
Coal
Tonnes Term;
and
(ii)
confirm any Additional Coal Tonnes
that have been postponed in accordance with
Clause 12.4(c) or Clause 13.4(c) and that Coronado is obliged to deliver in that
Year
pursuant to this Agreement.
(b)
If:
(i)
Stanwell does not make a nomination by the 30 September that occurs immediately
prior to the commencement of the first Year
of the Additional Coal Tonnes
Term; and
(ii)
either:
the Additional Coal Tonnes
Term commences; or

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in the reasonable opinion of Stanwell, the Additional Coal Tonnes
Term is
likely to commence before Stanwell will be able to make a nomination,
Stanwell shall promptly make a nomination in accordance with Clause 5.2(a)(i)(A)
for the
period in respect of the first (and if applicable, the second) Year in the Additional Coal Tonnes
Term.
5.3
Nominations
at end
of Additional
Coal
Tonnes
Term
(a)
If on the final day of the Additional Coal Tonnes
Term any Additional Coal Tonnes
have not
been taken, delivered or credited against the Additional Coal Tonnes to be delivered, Stanwell
may elect, at its option,
any or a combination of all of the following until the RRP Balance equals zero ($0) (provided that the aggregate Additional Coal Tonnes and/or volume of Annual
Contract Tonnage
dealt with in accordance with Clauses 5.3(a)(i) to 5.3(a)(iii) (inclusive) must not exceed [***] Tonnes
Equivalent in any Quarter):
(i)
to take delivery of those Additional Coal Tonnes
(up to [***] Tonnes Equivalent of
Coal per Quarter) with the price for those Additional Coal Tonnes to be the Fixed
Price or the Floating Price (as applicable) which would have otherwise applied in
respect of the tonnes at the time they were originally nominated under clause 5.2 to be
delivered or accepted;
(ii)
in respect of an amount of Coal comprising the Annual Contract Tonnage up to [***]
Tonnes Equivalent
,
that Coronado must:
(A)
subtract the RRP Tonnage
Payment per Tonne Equivalent
(for that amount of
Coal delivered to Stanwell) from the Netback Amount payable by
Stanwell
each Month (the difference being the Remaining Additional Coal Tonnes
RRP Payment ); and
(B)
credit the Tonnes Equivalent
associated with the RRP Tonnage
Payment per
Tonne by way of
deduction from any outstanding amount of Additional Coal
Tonnes to be delivered;
or
(iii)
that Coronado must sell a volume of the remaining Additional Coal Tonnes
(up to
[***] Tonnes Equivalent
of Coal per Quarter) on the export market (
Export Tonnes )
and Coronado must:
(A)
sell those Export Tonnes
and pay to Stanwell the RRP Tonnage
Payment per
Tonne Equivalent
of Export Tonnes together
with an amount equal to the
Additional Coal Tonnage
Netback Amount for those Export Tonnes
(calculated in accordance with Clauses 9.2 and 11),
and Stanwell must pay to
Coronado as a marketing fee an amount equal to the Additional Coal Tonnage
Netback Amount ( RRP Monthly Marketing Fee ); and
(B)
credit the Tonnes Equivalent
of the Export Tonnes against
the amount of
Additional Coal Tonnes
to be delivered.
(b)
If Stanwell elects to exercise its rights under either or both of Clauses 5.3(a)(ii)
or 5.3(a)(iii)
and:
(i)
the Minimum Liquidity Threshold is satisfied and Coronado has requested
and
Stanwell has agreed in writing in respect of that payment - 100% of the
RRP Monthly
Payment will be treated as a Deferred RRP Monthly Payment Amount; or
(ii)
the Intermediate Liquidity Threshold is satisfied and Coronado has requested
and
Stanwell has agreed in writing in respect of that payment - 50% of the RRP Monthly
Payment will be treated as a Deferred RRP Monthly Payment Amount.
(c)
For the purposes of Clause 5.3(a), whether any Additional Coal Tonnes have not been taken,
delivered or credited against the Additional Coal Tonnes
to be delivered as at the final day of
the Additional Coal Tonnes
Term is calculated by subtracting
from the Total Additional
Coal
Tonnes:

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(i)
all Additional Coal Tonnes
delivered to and taken by Stanwell during the Supply
Term; and
(ii)
each Unnominated Tonnage.
5.4
Deliveries
(a)
Clauses 4.2, 4.3, 4.4 and 4.6 apply to deliveries of the Additional Coal Tonnes mutatis
mutandis except that:
(i)
in Clause 4.2, references to 'Monthly Tonnage'
and 'Quarterly Tonnage'
are replaced
with 'Monthly Additional Coal Tonnage'
and 'Quarterly Additional Coal Tonnage'
respectively;
(ii)
in Clause 4.3, 'Weekly
Tonnage' and 'Monthly
Tonnage' are replaced
with 'Weekly
Additional Coal Tonnage'
and 'Monthly Additional Coal Tonnage';
and
(iii)
in Clause 4.4, the sentence reading 'Coronado is not obliged to deliver any Coal in
respect of which Stanwell has elected to take Cash in Lieu' is deleted.
(b)
In each Month during a Quarter:
(i)
the Monthly Tonnage
will be deemed to be delivered first; and
(ii)
the Monthly Additional Coal Tonnage
will be deemed to be delivered second, to be
allocated on a pro rata basis in proportion to the quantity of Fixed Price Additional
Coal Tonnage
and the quantity of Floating Price Additional Coal Tonnage
nominated
for that Quarter.
6.
Delivery Facilities/Title/Risk
(a)
Except where Coronado is to arrange transport of Substitute Coal, Coal shall be delivered by
Coronado onto rail wagons at the Loading Plant, at Coronado's cost.
(b)
Subject to reasonable maintenance requirements that have, where possible, been previously
notified by Coronado to Stanwell, Coronado shall deliver Coal at the Curragh
Mine Loading
Plant at a rate of at least [***] Tonnes
per hour and have the Loading Plant available twenty-
four (24) hours per day,
seven (7) days a week.
(c)
Where Stanwell is to arrange the transportation of Substitute Coal, Coronado shall deliver such
Substitute Coal at a rate which forms the basis of the rail rates agreed with Stanwell’s
Carrier.
(d)
Coronado shall maintain adequate stockpiles of Coal to ensure continuity of deliveries taking
into account such contingencies as might reasonably be foreseeable to a prudent mine operator.
(e)
Where Stanwell is to arrange the transportation of Substitute Coal, Stanwell shall ensure that
sufficient rollingstock is available at the Loading Plant at no cost to Coronado to allow
Coronado to carry out its obligations hereunder.
(f)
Where Stanwell is to arrange transport, delivery and acceptance of Coal shall be deemed to
have been made and taken, and risk and title shall pass to Stanwell, when Coal from the
Loading Plant is discharged onto rail wagons.
(g)
Where Coronado is to arrange transport of Substitute Coal, delivery and acceptance of that
Coal shall be deemed to have been made and taken, and risk and title shall pass to Stanwell, when the Coal is discharged from Coronado's Carrier's rail wagons at the unloading facilities at
the Power Station or such other destination as Stanwell advises the Substitute Coal be delivered
to in accordance with Stanwell's rights under this Agreement.
(h)
Coronado will use its best endeavours to comply with Schedule 2 and Schedule
3.
(i)
From time to time, either Party may request renegotiation of the provisions of
Schedule 3 of
this Agreement to reflect the provisions of its then contract for rail haulage which includes the
loading of Coal at the Curragh Mine Loading Plant.
In such event the Parties will meet in good
faith to endeavour to agree upon revised terms which meet their respective needs.
If no

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agreement is reached by the Parties to amend this Agreement, this Agreement shall continue unchanged.
7.
Quality of Coal
7.1
Standard Coal Quality
(a)
The Standard Coal Quality,
which shall form the basis of price and price variations for varying
Coal quality, shall be:
Gross Calorific Value
(as sampled):
[***]GJ/t
Ash (at [***]% Total Moisture):
[***]%
Total Moisture (as sampled):
[***]%
(b)
Coronado will use its best endeavours to ensure that Coal supplied will generally meet
Standard Coal Quality.
(c)
If Coal supplied by Coronado is of lesser quality than the Standard
Coal Quality over a period
of two consecutive Months, Stanwell may request advice from Coronado on the action, if any,
Coronado proposes to take in an endeavour to deliver Coal of Standard
Coal Quality.
7.2
Limiting Specifications
(a)
If in the reasonable opinion of Stanwell after consultation between the
Parties following a
request under Clause 7.1(c) on the basis of previous deliveries and any inspection under Clause
7.3(b), the quality of Coal delivered or likely to be delivered hereunder at any time and from
time to time does not meet any of the following limiting Coal specifications (for the purpose of
this Clause 7, the " Limiting Specifications
"):
Gross Calorific Value
(as received)
[***]GJ/t min
Ash (at [***]% total moisture) [***]% max
Total Moisture (as received) [***]% max
Sulphur (at [***]%
total moisture)
[***]% max
Slagging Index
(0.8 x deformation temperature + 0.2 x hemisphere
temperature (in reducing atmosphere))
[***]° min
Volatile
Matter (as received)
[***]% min
then Stanwell may by notice suspend delivery of Coal hereunder from the time of giving such
notice until Coronado can demonstrate that the Coal ready for delivery is likely to meet all of
the Limiting Specifications (provided that for Coal used or intended to be used in the Power
Station, Stanwell may only give such notice if in Stanwell's reasonable opinion the failure of
such Coal to meet these Limiting Specifications materially affects, or is likely to materially
affect, the normal operation of the Power Station).
(b)
Stanwell shall furnish to Coronado, as soon as practicable after the giving of any notice of
suspension hereunder, a statement setting out
the reasons for Stanwell's decision to suspend
deliveries, together with any relevant evidence and a portion of the sample or samples tested
where applicable.
Such a suspension shall constitute an interruption to supply in terms of
Clause 12.
(c)
For rejection purposes coal quality will be determined on a mine stockpile basis and not on a
train by train basis.

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(d)
Coronado shall use its best endeavours to ensure that Coal will meet the Limiting
Specifications.
(e)
If Coronado is not able to demonstrate that the Coal ready for delivery is likely to meet all of
the Limiting Specifications as required in Clause 7.2(a) within a reasonable period of time, then
Clause 12 shall apply.
7.3
Quality Generally
(a)
Coronado shall keep Stanwell informed on matters which may affect the quality of Coal.
(b)
Stanwell may at any reasonable time, after the giving of a reasonable notice, inspect
Coronado's facilities and operations including Coronado's drilling and quality control
operations.
(c)
If Coronado on an ongoing basis cannot meet the Slagging Index Limiting Specification of
[***]°C minimum, and Coronado so requests, Stanwell will meet with Coronado to discuss
whether it will be possible for Stanwell to accept coal which does not meet that Limiting
Specification over a particular period of time and if so on what basis, but Stanwell shall not be
obliged to agree to accept such coal.
However Stanwell will act reasonably and in good faith in
considering such request.
(d)
Coronado will use its best endeavours to ensure that based on representative sampling from
Coal quantities in excess of [***] Tonnes:
(i)
no more than [***]%
and if possible, no more than [***]% of Coal delivered
hereunder will pass through a [***] millimetre square mesh screen; and
(ii)
all coal delivered hereunder will pass through a [***] millimetre square mesh screen.
(e)
Coronado shall, so far as reasonably practicable, co-operate with Stanwell to minimise any
operational problems which may be experienced by Stanwell associated with:
(i)
the handling of the Coal;
(ii)
extraneous materials in the Coal at the time of delivery ("
Extraneous Materials "); or
(iii)
other undesirable properties of Coal at the time of delivery.
(f)
Stanwell may reject any delivery of Coal containing Extraneous Materials which are likely, in
Stanwell's reasonable opinion, to make the Coal unusable by Stanwell.
8.
Quantity and Quality
Determination
8.1
Weight
The weight of Coal for payment purposes shall be ascertained by the Trade Certified Weighbridge,
or in
the event of the Trade Certified Weighbridge
being unavailable or the Weighbridge
not being Trade
Certified then:
(a)
subject to any agreement that is made as contemplated in Clause 8.1(b), the weight of Coal for
payment purposes shall be the Nominal Net Weight;
and
(b)
if the Trade Certified Weighbridge
is unavailable for more than 28 consecutive days, or if the
Weighbridge
is not Trade Certified for more than 28 consecutive days,
the Parties will meet in
good faith to discuss and seek to agree a replacement method of determining the weight of Coal
for payment purposes until the Trade Certified
Weighbridge is again
available or the
Weighbridge
is Trade Certified (as applicable).
Until any such agreement is reached, Clause
8.1(a) will continue to apply.
Clause 17 will not apply to any failure of the Parties to agree as contemplated in this Clause 8.1(b) except to the extent that if the Parties fail to reach agreement
where the Trade Certified Weighbridge
is unavailable for more than 365 consecutive days, or if
the Weighbridge
is not Trade Certified for more than 365 consecutive days, either
Party may
refer the matter for resolution to an Expert under Clause 17(h).

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8.2
Sampling
(a)
All sampling, sample preparation and analysis of Coal to determine the quality of Coal
delivered for the purpose of this Agreement shall be undertaken in accordance with
Australian
Standards AS4264 and AS1038 unless otherwise indicated or otherwise agreed from time to
time.
(b)
The automatic sampler which exists adjacent to the rail loadout bins situated at the Loading
Plant will be used to obtain samples representative of Coal delivered by Coronado to rail
wagons.
Analyses of the sample shall be carried out at Stanwell's cost by Stanwell by an
NATA
registered laboratory agreed by the Parties.
Coronado shall operate the automatic
sampler (" Mine Sampler ") which exists adjacent to the rail loadout bins situated at the
Curragh Mine, and shall request the supplier of Substitute Coal to operate the sampler adjacent
to its rail loadout bins, to obtain samples representative of Coal delivered by
Coronado to rail
wagons.
The Mine Sampler shall conform to Australian Standard requirements.
Coronado
shall provide the agreed NATA
registered laboratory with the sample representative of Coal delivered to rail wagons.
Analysis of the sample shall be carried out by that agreed laboratory.
(c)
Coronado must use its best endeavours to ensure that the Mine Sampler operates as
contemplated in this Clause 8 in respect of each train carrying Coal.
If the Mine Sampler does
not operate as contemplated in this Clause 8 in respect of a train carrying Coal, a representative
of Coronado must notify Stanwell or a nominee appointed by Stanwell for the purpose of this
Clause of that event immediately by telephone and as soon thereafter as practicable by email.
(d)
If the Mine Sampler does not operate as contemplated in this Clause 8 in respect of a train
carrying Coal, then:
(i)
Stanwell is entitled to, but shall not be obliged to, collect or arrange for its representative to collect a sample of Coal when Coal is discharged from the rail
wagons at the Power Station unloading conveyor,
and that sample shall be taken to be
a sample for every purpose under this Agreement as though taken by the
Mine
Sampler under this Clause 8; or
(ii)
if Stanwell or its representative does not collect a sample when Coal is discharged from the rail wagons at the Power Station unloading conveyor, then the quality of Coal
that is delivered by the train from which a sample was not taken shall be deemed to be equivalent to the average Gross Calorific Value
(as received), Ash (at standard total
moisture) and Total
Moisture (as received) determined in respect of all other deliveries of Coal made under this Agreement during the Month in question.
(e)
Not fewer than three analysis sub-samples shall be prepared from each sample of Coal taken in
accordance with this Clause 8.
Stanwell shall retain one analysis sub-sample for analysis and shall make one analysis sub-sample available to Coronado if requested by Coronado (provided
such request is made within five (5) Business Days of notification by
Stanwell of the results of
the analysis of such sample).
Stanwell shall seal and retain one analysis sub-sample for twelve weeks for umpire analysis if required.
(f)
As soon as practicable after taking the Coal sample Stanwell or Stanwell's authorised representative shall determine the Total
Moisture of the sample and shall determine on an as-
received basis Gross Calorific Value,
Ash and Moisture of the analysis sub-sample.
Analyses
shall be determined in accordance with the Standards listed in Clause 8.2(a)
hereof.
The
following Coal properties representing the quality of Coal delivered shall be calculated from
such analyses:
Gross Calorific Value
(as sampled)
Ash (at [***]% Total Moisture)
Total Moisture (as sampled)
Stanwell shall notify Coronado of the quality of Coal for each sample determined accordingly,
within seven (7) days after sampling.

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(g)
Coal properties notified in accordance with Clause 8.2(f) for samples taken during each Month
shall be weight averaged on the basis of mass of individual Coal consignments for that Month
to obtain the Monthly average Coal properties to determine the Monthly averaged
Gross
Calorific Value,
Ash and Total Moisture
for determination of Coal quality price adjustment
pursuant to Clause 10.
(h)
Ash and Total Moisture
shall be expressed to the nearest 0.10 percent (0.10%) in individual analyses and averages thereof.
Should the calculated average fall exactly midway between two such percentages, then the nearest even one-tenth of a percent shall be accepted.
Gross
Calorific Value
shall be expressed to the nearest 0.01 gigajoule per Tonne
for individual
analyses and averages thereof.
(i)
In the event of a disagreement with the determination of any Coal properties apart from Total
Moisture, Coronado shall notify Stanwell within two weeks of Stanwell's notification of such
determination.
In that event, the third portion of the appropriate sub-sample shall be delivered to a mutually agreed independent laboratory for umpire analysis.
If the umpire analysis differs
from Stanwell's analysis by more than the limit of reproducibility between laboratories, the
umpire analysis shall be substituted for Stanwell's determination for all purposes.
The costs
incurred in carrying out any umpire analysis shall be borne by Coronado unless the umpire
analysis is adopted in which latter case Stanwell shall bear the costs of the umpire analysis.
(j)
There shall be no umpire analysis of Total
Moisture, but Coronado shall be entitled to satisfy
itself that the Total Moisture
is determined in accordance with this Agreement, by nominating a representative to be present at Total
Moisture determination at Stanwell's or its authorised
representative's laboratory.
However if either Coronado or Stanwell is concerned that the sample may have been contaminated with additional moisture then the
Parties will in good faith
meet to discuss what Total
Moisture should be used.
(k)
Stanwell and Coronado shall be entitled without notice, subject to complying with all laws and
with all rules and requirements of the other Party to ensure safety and good environmental practices, to inspect or check the weighing, sampling and analysis facilities of the other Party
or its authorised representative and to have access for witnessing the weighing, sampling and
analysis of Coal.
Coronado shall ensure that its arrangements with suppliers of Substitute Coal permit Stanwell to exercise similar rights in respect of those suppliers.
(l)
Prior to each week during the Supply Term,
Coronado shall provide to Stanwell non-binding,
indicative forecasts of Gross Calorific Value,
Ash and Total Moisture
for Coal expected to be
delivered in that week.
9.
Price of Coal
9.1
Annual
Contract
Tonnage
(a)
The Contract Price per Tonne
Equivalent of the Annual Contract Tonnage
for each Month is to
be determined in accordance with the SRA Value
Schedule and:
(i)
the "
Invoice Price " for Coal delivered in any Month is the Contract Price per Tonne
Equivalent for the Month adjusted to reflect the quality of the Coal delivered in that
Month in accordance with Clause 10; and
(ii)
the Contract Price per Tonne
Equivalent for each Month will only vary in accordance
with the SRA Value
Schedule and is inclusive of all costs.
The Contract Price per
Tonne Equivalent
so determined shall apply throughout the Supply Term
irrespective
of any change in Coronado's actual costs, the Curragh Mine's viability or market
prices.
(b)
Stanwell will pay a royalty amount in respect of the Annual Contract
Tonnage for each
Month
determined in accordance with Clause 11.4(a)
.

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9.2
Additional
Coal
Tonnes
(a)
The Fixed Price for the Fixed Price Additional Coal Tonnes
and the Floating Price for the
Floating Price Additional Coal Tonnes
for each Month are to be determined in accordance with
the RRP Balance Schedule and:
(i)
the "
Invoice Price " for Coal delivered in any Month is the Fixed Price or Floating
Price for the Month adjusted to reflect the quality of the Coal delivered in that Month
in accordance with Clause 10; and
(ii)
the Fixed Price and the Floating Price for each Month will only vary in accordance with the RRP Balance Schedule and are inclusive of all costs.
The Fixed Price and the
Floating Price so determined shall apply throughout the Additional Coal
Tonnes Term
(and in any further period required to deliver Additional Coal Tonnes in accordance
with an election under clause 5.3(a)(i)), irrespective of any change in Coronado's
actual costs or the Curragh Mine's viability or (without limiting the calculation of the
Floating Price in accordance with the RRP Balance Schedule) market prices.
(b)
Stanwell will pay a royalty amount in respect of the Additional Coal Tonnes for each Month
determined in accordance with Clause 11.4(b)
.
(c)
Coronado warrants to Stanwell that it has fully contracted port capacity for coal that comprises
the Additional Coal Tonnes
for the Additional Coal Tonnes
Term and accordingly,
no netback
of port costs has been applied to the Fixed Price or the Floating Price.
If Coronado can use that
capacity or otherwise avoid or defray cost or liability in respect of that capacity, the benefit will
be applied to Stanwell and accordingly Coronado agrees that:
(i)
in respect of up to 800,000 tonnes per year of port capacity, it will use its best
endeavours to seek to transfer that capacity to a third party, surrender the capacity or
otherwise utilise that capacity or otherwise avoid or reduce cost or liability in relation
to that capacity;
(ii)
the Fixed Price and the Floating Price will be reduced by an amount equal to (on a
$/Tonne basis):
(A)
if any port capacity held by Coronado or its Related Bodies Corporate is surrendered, transferred or used by a third party,
the resulting reduction in
Coronado’s port costs; and
(B)
if that capacity is used by Coronado, the cost of that capacity; and
(C)
if Coronado otherwise avoids or reduces cost or liability in relation to that capacity, the amount of
such avoidance or reduction; and
(iii)
it will promptly,
as and when requested, provide to Stanwell any information
reasonably required by Stanwell to verify or otherwise confirm the steps that Coronado
has taken, and the activities Coronado has engaged in, to transfer, surrender or use the
unutilised capacity and any avoidance or reduction in cost or liability.
10.
Variation
for
Quality
(a)
The Invoice Price shall be:
(i)
for Coal which comprises the Annual Contract Tonnage,
the Contract Price per Tonne
Equivalent;
(ii)
for Coal which comprises the Fixed Price Additional Coal Tonnes, the Fixed Price;
and
(iii)
for Coal which comprises the Floating Price Additional Coal Tonnes, the Floating
Price,
as applicable and adjusted for variations in quality from the Standard
Coal Quality
Specification as set out in this Clause 10.
Such quality shall be determined in accordance with
the provisions of Clause 8.

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Adjustments will be made for variations from:
Gross Calorific Value
(as sampled)
[***]GJ/t
Ash (at [***]% Total Moisture)
[***]%
Total Moisture (as sampled)
[***]%
(b)
The Invoice Price for any Month shall be calculated in accordance with the following formula:
IP
=
CP((GCV/[***])-(0.01(AC-[***]))-(0.015(AC
1 -[***]))-(0.01(MC-[***]))-
(0.03(MC
1 -[***])))
Where:
IP = Invoice Price
CP = for Coal which comprises the:
(i)
Annual Contract Tonnage, the Contract
Price per Tonne Equivalent;
(ii)
Fixed Price Additional Coal Tonnes, the
Fixed Price; and
(iii)
Floating Price Additional Coal Tonnes,
the Floating Price,
for that Month
GCV =
Weight averaged
gross calorific value of Coal delivered in that
Month determined in accordance with Clause 8
AC =
Weight averaged
ash content of coal delivered in that Month
determined in accordance with Clause 8 or [***]% whichever
is the greater.
AC 1 = AC or [***]% whichever is the greater
MC =
Weight averaged
moisture content of coal delivered in that
Month determined in accordance with Clause 8 or [***]%
whichever is greater
MC 1 = MC or [***]% whichever is the greater
11.
Payment
11.1
Monthly payment
In respect of each Month during the Supply Term,
Stanwell must pay to Coronado, or Coronado must
pay to Stanwell, as the case may be:
(a)
the amount payable for the Coal delivered in the Month being the Netback
Amount,
as
determined in accordance with Clause 11.2;
(b)
if the Minimum Liquidity Threshold or the Intermediate Liquidity Threshold
is satisfied, the
NCSA Base Tonnes Prepayment
Amount, being:
(i)
if the Minimum Liquidity Threshold is satisfied - 100% of the NCSA Base Tonnes
Prepayment Amount; or
(ii)
if the Intermediate Liquidity Threshold is satisfied – 50% of the NCSA Base Tonnes
Prepayment Amount; and
(c)
if the Intermediate Liquidity Threshold is satisfied or if Liquidity is greater than the
Intermediate Liquidity Threshold, the amount payable for the Derived Amount for the Month,
being:
(i)
if the Intermediate Liquidity Threshold is satisfied - 50% of the Derived Amount;
or

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(ii)
if Liquidity is greater than the Intermediate Liquidity Threshold – 100% of the
Derived
Amount,
as determined in accordance with Clause 11.3;
(d)
if the Intermediate Liquidity Threshold is satisfied or if Liquidity is greater than the
Intermediate Liquidity Threshold and Stanwell has made an election for the payment of Cash in
Lieu in respect of the Month, the amount of the Cash in Lieu for the Month, being:
(i)
if the Intermediate Liquidity Threshold is satisfied - 50% of the Cash in Lieu for the
Month; or
(ii)
if Liquidity is greater than the Intermediate Liquidity Threshold – 100%
of the Cash in
Lieu for the Month,
as determined in accordance with Clause 11.3;
(e)
the Additional Coal Tonnage
Netback Amount as determined in accordance with Clause 11.2
(excluding any RRP Monthly Payment which is treated as a Deferred
RRP Monthly payment
Amount in accordance with Clause 11.2);
(f)
the royalty amount payable in respect of the Coal delivered in the Month as determined in
accordance with Clause 11.4;
(g)
any Rail Energy Payment pursuant to Clause 11.5
;
(h)
any amount payable in respect of GST pursuant to Clause 11.6
;
(i)
any Transport Cost payable pursuant to Clause
3.6;
(j)
any amount payable in respect of any interruptions to supply that are not
Causes Outside the
Control of Coronado pursuant to Clause 12; and
(k)
if the Payment Liquidity Threshold is satisfied, the PDP Deduction
Amount pursuant to
Schedule 1B or, if the PDP Deduction
Amount is greater than the PDP Balance, an amount
equal to the PDP Balance.
Payment for the amounts payable under Clauses 11.1(a)
,
(b),
(c) and (k) will be satisfied in each Month
by Stanwell paying to Coronado:
(l)
the Netback Amount less the Derived Amount less, where the Payment
Liquidity Threshold is
satisfied, the PDP Deduction Amount pursuant to Schedule 1B (or, if the PDP Deduction
Amount is greater than the PDP Balance, an amount equal to the PDP Balance); and
(m)
the Additional Coal Tonnage
Netback Amount as determined in accordance with Clause 11.2
(excluding any RRP Monthly Payment which is treated as a Deferred
RRP Monthly Payment
Amount in accordance with Clause 11.2)
,
each of which is an amount equivalent to the amount determined as the Invoice
Price x Tonnes
Delivered.
11.2
Payment for Coal
(a)
In respect of each Month during the Supply Term,
Stanwell shall pay to Coronado the Netback
Amount for the aggregate quantities of the Annual Contract Tonnage delivered in that Month.
The " Netback Amount
" for the Month is to be determined as:
Netback Amount = [Netback Price x Monthly Tonnage
(SRA Value
Schedule)] +
[(Invoice Price x Tonnes
Delivered) – (Contract Price per Tonne
Equivalent x Monthly
Tonnage (SRA Value
Schedule))] – [RRP Monthly Unnominated Tonnes
Payment]
–
[Remaining Additional Coal Tonnes
RRP Payment (if applicable)]
where " Tonnes Delivered " is the sum of the quantities delivered in that Month as ascertained in accordance with Clause 8.
(b)
In respect of each Month during the Additional Coal Tonnes
Term (and for
each Month in any
further period required to deliver Additional Coal Tonnes
in accordance with an election under
clause 5.3(a)(i)), Stanwell shall pay to Coronado the Additional Coal Tonnage
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Amount for the aggregate quantities of the Additional Coal Tonnes delivered in that Month.
The " Additional Coal Tonnage Netback Amount
" for the Month is to be determined as:
Additional Coal Tonnage
Netback Amount = [Invoice Price x Fixed Price Additional
Coal Tonnes +
Invoice Price x Floating Price Additional Coal Tonnes
]
– RRP Monthly
Payment except that:
(i)
if the Minimum Liquidity Threshold is satisfied and Coronado has requested
and
Stanwell has agreed in writing in respect of that Month and in respect of that payment
- 100% of the RRP Monthly Payment will be treated as a Deferred RRP Monthly
Payment Amount; or
(ii)
if the Intermediate Liquidity Threshold is satisfied and Coronado has requested
and
Stanwell has agreed in writing in respect of that Month and in respect of that payment
- 50% of the RRP Monthly Payment will be treated as a Deferred RRP Monthly
Payment Amount,
where " Tonnes Delivered " is the sum of the quantities delivered as Fixed Price Additional
Coal Tonnes and
Floating Price Additional Coal Tonnes
in that Month in Tonnes as ascertained
in accordance with Clause 5.4 and Clause 8.
11.3
Derived Amount and Cash
in Lieu
In respect of each Month during the Supply Term,
Coronado shall pay to Stanwell:
(a)
if the Intermediate Liquidity Threshold is satisfied or if Liquidity is greater than the
Intermediate Liquidity Threshold, the Derived Amount for the Month,
being:
(i)
if the Intermediate Liquidity Threshold is satisfied – 50% of the Derived
Amount for
the Month; or
(ii)
if Liquidity is greater than the Intermediate Liquidity Threshold – 100%
of the Derived
Amount for the Month; and
(b)
if the Intermediate Liquidity Threshold is satisfied or if Liquidity is greater than the
Intermediate Liquidity Threshold, the Cash in Lieu for the Month,
being:
(i)
if the Intermediate Liquidity Threshold is satisfied – 50% of the Cash in Lieu for the
Month; or
(ii)
if Liquidity is greater than the Intermediate Liquidity Threshold – 100% of the
Cash in
Lieu for the Month.
The Derived Amount and the Cash in Lieu are to be determined for each Month in accordance with the
SRA Value
Schedule.
11.4
Royalty amount
(a)
In respect of each Month during the Supply Term,
Stanwell shall pay a royalty amount for the
aggregate quantities of Coal delivered as Annual Contract Tonnage in the Month during the
Supply Term calculated
in accordance with the following expression:
Royalty Payable = [(Invoice Price x (7/93 +1) x 0.07) x Tonnes
Delivered]
(b)
In respect of each Month during the Additional Coal Tonnes
Term, Stanwell shall pay
a royalty
amount for the aggregate quantities of Coal delivered as Additional Coal Tonnes in the Month
during the Additional Coal Tonnes
Term being the
Statutory Royalty Amount.
11.5
Rail Energy Payment
Stanwell shall pay to Coronado (or Coronado shall pay to Stanwell if the amount is negative) each
Month, on an interim basis, an Interim Rail Energy Payment on
Coal delivered for each Month
calculated as follows:

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Interim Monthly Rail Energy
Payment
=
CC Interim Monthly Rate x 0.5[(GCV/
[***]
) – 1] x
Tonnes Delivered
At the end of each Year,
and as soon as the information becomes available, Stanwell shall recalculate each Interim Monthly Rail Energy Payment for each Month of
that Year
as if each payment had been
calculated and paid using the CC Final Monthly Rate and not the CC Interim Monthly
Rate ("
Final
Monthly Rail Energy Payment
").
Stanwell shall provide an invoice (with such supporting
documentation as Coronado may reasonably require) to Coronado setting out the total of the Interim
Monthly Rail Energy Payments paid by each of Coronado
and Stanwell for that Year;
the total of the
Final Monthly Rail Energy Payments; and the amounts payable
by each Party had the Monthly
payments been made for that Year
based on the applicable Final Monthly Rail Energy Payment.
Any
payment by Coronado or Stanwell shall be made within 14 days of the invoice being received as
contemplated in Clause 11.9(c).
In this Clause 11.5:
" CC Interim Monthly Rate
" means the amount, in $/Tonne,
equal to Stanwell's Carrier's rail rate
applying at the time, taking into account Stanwell's best estimate of all available rail performance
Freight Incentives and Corridor Improvement Incentives, for the transport of Coal from the Curragh
Mine Loading Plant to the unloading facilities at the Power Station.
" CC Final Monthly Rate
" means the amount, in $/Tonne,
equal to Stanwell's Carrier's rail rate
applying at the time, taking into account all rail performance Freight Incentives and Corridor
Improvement Incentives actually received, for the transport of Coal from the
Curragh Mine Loading
Plant to the unloading facilities at the Power Station.
" Freight Incentives
" means rail performance incentives that are available and which actually apply to
Stanwell's Carrier's rail rate at the relevant time.
" Corridor Improvement Incentives " means rail corridor incentives available to rail users at the relevant time.
" GCV " has the meaning given to that term in Clause 10(b).
" Tonnes Delivered
" means, for the relevant period, the sum of the quantities delivered during that
period as ascertained in accordance with Clause 8.
11.6
GST
For the purposes of this Agreement,
(a)
It is agreed:
(i)
all amounts expressed or determined to be payable by any Party to another under this
Agreement are calculated and will be determined exclusive of GST;
and
(ii)
any part of a supply that is treated as a separate supply for GST purposes (including attributing GST payable to tax periods) will be treated as a separate supply for the purposes of this Clause 11.6.
(b)
If any payment required to be made by one Party to another under this Agreement is a payment
for a taxable supply for the purposes of the GST Act, the amount payable is the amount derived by multiplying the original amount payable by the formula [1 + (the decimal expression of the
GST rate imposed under the GST Act)].
(c)
If any Party is required to reimburse another for an amount paid or payable for a taxable supply by a third party for which that Party is entitled to claim an input tax credit, the amount required
to be reimbursed will be reduced by the amount of the credit.
(d)
The obligation to pay any additional amount under this Clause 11.6 is subject to the Party
receiving the payment providing to the other Party in accordance with the requirements of the
GST Act a tax invoice for each payment.

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(e)
Payment of the GST shall be made at the same time as the first payment for the relevant taxable
supply is required to be made provided the Party receiving the payment has issued a tax invoice
or adjustment note (as required) to the other Party.
(f)
If a payment is calculated by reference to or as a specified percentage of another amount or
revenue stream, that payment will be calculated by reference to or as a specified percentage of
the amount or revenue stream exclusive of GST.
(g)
If the amount of GST paid or payable by any Party in respect of a taxable supply made under
this Agreement differs from the amount of GST paid by that Party by reason of the Australian
Commissioner of Taxation
lawfully adjusting the amount of GST payable, then the amount of
GST paid shall be adjusted accordingly,
by a further payment by one Party to the other as the
case requires.
(h)
To the extent
that consideration for any supply by,
under or in connection with this Agreement
includes non-monetary consideration:
(i)
the Parties agree to act in good faith in determining the GST-inclusive market value of
the non-monetary consideration provided for the supply;
(ii)
the tax invoice for the supply must state the GST-inclusive
market value of the non-
monetary consideration provided for the supply;
(iii)
subject to the Parties exchanging tax invoices during the same Month, the Parties will
allow for the Parties’ respective payments of GST under this Agreement to be offset;
and
(iv)
to the extent the respective payments of GST under Clause 11.6(h)(iii)
are not equal,
the difference must be paid as a monetary payment, in addition to and at the same time
that the GST-exclusive
consideration for the supply is payable or to be provided under this Agreement.
(i)
If an adjustment of GST is required as a result of an adjustment event in respect of a supply
made pursuant to this Agreement, then:
(i)
a corresponding adjustment of GST payable under this Agreement must be made
between the Parties within 21 days after the end of the tax period in which the adjustment is attributable; and
(ii)
if obliged to do so under the GST Act, the supplier must issue an adjustment note
within 21 days after the end of the tax period in which the adjustment is attributable.
(j)
In relation to the taxable supply of Stanwell's termination of the Reversion Deed and deletion
of clause 2.9 of the ACSA for which the Derived Amount and Cash in Lieu are consideration,
Clauses 11.6(e) and 11.6(h)(iv)
are modified so that the payment of the amount on account of
GST in accordance with Clause 11.6(b)
must be made by Coronado to Stanwell by the last
available lodgement date of Stanwell’s
‘Business Activity Statement’ for the Month in which
the tax invoice was issued.
For the purposes of facilitating Coronado's compliance with this
Clause, Stanwell notifies Coronado that it has monthly tax periods.
GST payments made by
Coronado to Stanwell after the required date will incur an interest charge
(payable by Coronado
to Stanwell) equal to the one month Australian Bank Bill Swap Rate displayed on page BBSW
of the Thomson Reuters screen (or any replacement page which displays that rate), plus [***]%
p.a.
(k)
If the Australian Taxation
Office determines that Coronado made a taxable supply in relation to
Coronado’s supply referred
to in Clause 11.6(j) for which Stanwell's termination
of the
Reversion Deed and deletion of clause 2.9 of the ACSA is consideration,
Clauses 11.6(e) and
11.6(h)(iv) are modified so that the payment of
the amount on account of GST in accordance
with Clause 11.6(b) must be made by Stanwell
to Coronado by the last available lodgement
date of Coronado’s ‘Business
Activity Statement’ for the Month in which the tax invoice was issued.
For the purposes of facilitating Stanwell's compliance with this Clause, Coronado notifies Stanwell that it has monthly tax periods.
GST payments made by Stanwell to
Coronado after the required date will incur an interest charge (payable by Stanwell to
Coronado) equal to the one month Australian Bank Bill Swap Rate displayed on page
BBSW

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of the Thomson Reuters screen (or any replacement page which displays that rate), plus [***]%
p.a.
11.7
Invoicing
(a)
Coronado shall submit to Stanwell as soon as practicable after the end of each Month an invoice for all amounts payable by the Parties pursuant to this Clause 11 in respect of that
Month, except for the supply referred to in Clause 11.7(b)(ii)
below.
Each invoice shall be
accompanied by a statement showing in detail the calculations used to determine all amounts
payable.
(b)
The Parties acknowledge that, subject to any subsequent agreement to issue recipient created
tax invoices, in accordance with Clause 11.6(d)
of this Agreement:
(i)
Coronado will issue tax invoices to Stanwell for its taxable supplies under and in connection with this Agreement (including for the taxable supply of
Coal); and
(ii)
Stanwell will issue tax invoices to Coronado for the taxable supply for which the
Derived Amount and Cash in Lieu are consideration.
11.8
Set-Off
Except in respect of the netting of the Netback Amount and Derived Amount in accordance with
Clause 11.1, any netting in accordance with
Clause 5.3 and any set-off permitted in accordance with
Clause 25.9(b),
neither Party shall be entitled to set-off against any amounts payable by it to the other
Party pursuant to this Agreement, any amounts payable by the other Party to it pursuant to this
Agreement or otherwise.
11.9
Payment/Adjustments
(a)
If an amount is payable by Stanwell to Coronado, Stanwell shall pay such invoices to a bank
account nominated by Coronado by the 15th day of the Month in which the invoice is
submitted or within seven (7) days of receipt of the invoice, whichever is the later date.
(b)
If an amount is payable by Coronado to Stanwell, Coronado shall pay such invoices to a bank
account nominated by Stanwell by the 15th day of the Month in which the invoice is submitted
or within seven (7) days of receipt of the invoice, whichever is the later date.
(c)
Where appropriate, an adjustment will be made between the Parties for any charge which has
been levied on an interim basis within 14 days of the final amount being determined.
(d)
If after reasonable consultation with Coronado, Stanwell is of the reasonable opinion the
amount of any invoice rendered pursuant to this Clause 11
exceeds the amount actually owing
by Stanwell, Stanwell may withhold payment of 50% of the difference, and pay:
(i)
the other 50% of the difference; plus
(ii)
the amount of GST payable by Coronado on the full amount of the invoice; plus
(iii)
all other undisputed amounts in accordance with Clause 11.9(a)
.
In the event of such withholding, Stanwell shall by the due date of payment notify Coronado of
the reasons for its opinion in reasonable detail.
Withholding as aforesaid shall be deemed to be
a dispute which shall be resolved in accordance with Clause 17.
Stanwell shall pay the amount
withheld to the extent the dispute mechanism determines it is payable within
7 days of that
determination.
11.10
Adjustment to liquidity
support payments
(a)
If the Minimum Liquidity Threshold is satisfied, and if the sum of the aggregate amount of
payments to be made under Clause 11.1
and Coronado's Liquidity in respect of that Month is
more than US$200 million, as indexed in accordance with Clause 11.13, then to the extent that
such sum exceeds US$200 million, as indexed in accordance with Clause 11.13,
Stanwell must
instead pay Coronado, and Coronado must pay Stanwell, as if the Intermediate
Liquidity
Threshold were satisfied.

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(b)
If the Intermediate Liquidity Threshold is satisfied, and if the sum of the aggregate amount of
payments to be made under Clause 11.1 (including
as adjusted under clause 11.10(a)) and
Coronado's Liquidity in respect of that Month would mean that the Intermediate
Liquidity
Threshold would not be satisfied immediately after such payments, then to the extent that such
sum is less than US$250 million, as indexed in accordance with Clause 11.13, each such
payment that is conditional on satisfaction of the Intermediate Liquidity
Threshold will be
reduced (or removed) such that actual Liquidity immediately after such payments equals
US$250 million, as indexed in accordance with Clause 11.13,
with the reductions or removals
to be made in the following order until that occurs:
(i)
first, the NCSA Base Tonnes
Prepayment Amount per Tonne
Equivalent under clause
11.1(b);
(ii)
second, the deferral of the RRP Monthly Payment under clause 11.2(b)11.1(e)
;
(iii)
third, the deferral of the Derived Amount under clause 11.1(c)
;
and
(iv)
fourth, the deferral of the Cash in Lieu under clause 11.1(d)
.
11.11
Permitted Distributions
Until the Final Delivery Date (or if later, the
date on which the PDP Balance is zero),
Coronado and
Coronado Global must not make any Distribution and must ensure that each of their Associates does not
make any Distribution unless:
(a)
each of the following conditions is satisfied:
(i)
the Payment Liquidity Threshold is satisfied at the time the Distribution is made;
(ii)
if required by the Notes Indenture, Coronado Global has made an offer to repurchase
notes from the Noteholders in accordance with the Distribution requirements in the
Notes Indenture for an amount equal to the amount of the Distribution and to be paid
at the same time as the Distribution; and
(iii)
at the same time as the Distribution and irrespective of whether an amount is required
to be paid under the Notes Indenture, an amount is paid to Stanwell by way of a deduction to the PDP Balance equal to:
(A)
if the PDP Balance is less than A$[***] – the amount of the Distribution;
(B)
if the PDP Balance is greater than A$[***] but less than A$[***] – two times the amount of the Distribution (provided that to the extent that a payment under this clause 11.11(a)(iii)
reduces the PDP Balance to A$[***] or less, the
payment requirement under clause 11.11(a)(iii)(A)
will apply to the extent of
any further amounts under that payment); and
(C)
if the PDP Balance is greater than A$[***] – three times the amount of the
Distribution (provided that to the extent that a payment under this clause
11.11(a)(iii)
reduces the PDP Balance to A$[***] or less, the payment
requirement under clause 11.11(a)(iii)(B)
will apply to the extent of any
further amounts under that payment); or
(b)
where the Stanwell ABL Facility Agreement has been repaid in full and the PDP Balance is
zero, each of the following conditions is satisfied:
(i)
the Payment Liquidity Threshold is satisfied at the time the Distribution is made;
(ii)
if required by the Notes Indenture, Coronado Global has made an offer to purchase
notes from the Noteholders in accordance with the Distribution requirements in the
Notes Indenture for an amount equal to the amount of the Distribution and to be paid
at the same time as the Distribution;
and
(iii)
any calculation of actual Liquidity excludes proceeds from any Asset Disposition, except to the extent that the Notes Indenture provides that those proceeds are not
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11.12
Recalculation of Liquidity and
payment to Stanwell in
certain circumstances
If, contrary to the requirements of the Notes Indenture, proceeds from an Asset Disposition are not
reinvested or used to repay amounts owing under the Notes Indenture within the time required
under the Notes Indenture,
Coronado and Coronado Global agree that:
(a)
Coronado will promptly notify Stanwell of that matter;
(b)
within 10 Business Days after Stanwell has been notified under Clause 11.12(a),
Coronado will
recalculate:
(i)
the Liquidity for each Month occurring in the 12 month period after the receipt of the
proceeds from an Asset Disposition by including the proceeds from the Asset
Disposition; and
(ii)
the amounts that would have been payable by Coronado and Stanwell under the terms
of the ACSA or this Agreement if those Liquidity calculations had been used and the
aggregate amount of the difference between those amounts
and the amounts that were
payable without including those proceeds within the Liquidity calculation;
and
(c)
within 10 Business Days after carrying out a reconciliation in accordance with Clause 11.12(b),
Coronado will pay to Stanwell an amount equal to the difference calculated in accordance with
Clause 11.12(b)(ii).
11.13
Indexation
After the Effective Date of the NCSA Amendment Deed (No. 2),
each of the Indexed Amounts will be
increased at the beginning of the following Year
in accordance with the following formula:
New Amount = Current Indexed Amount x B/C
Where:
(a) B
means the CPI Number last published before the first day of the Year
;
(b) C
means the CPI Number last published before the first day of the previous Year;
(c) CPI Number
means:
(i)
the Consumer Price Index (CPI) for All Urban Consumers, U.S. City Average,
All
Items, Not Seasonally Adjusted, as published from time to time by the Bureau of
Labor Statistics of the United States Department of Labor; and
(ii)
if the Consumer Price Index (CPI) is suspended or discontinued, the index published
by the U.S Bureau of Labor Statistics or any other American Government Body which
reflects the cost of living in the United States of America, as determined by:
(A)
agreement between the Parties; or
(B)
if the Parties are unable to agree within 20 Business Days of a Party first giving notice to the other Party in respect of the issue, the matter may be referred for dispute resolution by an "Expert" in accordance with Clause
17(h);
and
(d) New Amount
means the relevant Indexed Amount applicable for the Year
.
11.14
Anti-avoidance obligations
(a)
Coronado and Coronado Global acknowledge that the purpose of the Concession
Provisions is
to provide Coronado with sufficient liquidity (and no more) to operate its business in the
ordinary course in order to supply Coal to Stanwell under the ACSA and under this Agreement.
Accordingly, Coronado
and Coronado Global must act in good faith in the conduct of its business having regard to the ACSA and this Agreement.
(b)
Without limiting Clause 11.14(a)
,
Coronado and Coronado Global must not (and Coronado
Global must procure that all of its Subsidiaries do not) take any actions, decisions, omissions,
steps or other measures (including, for example, bringing forward or deferring the making or
receipt of payments for similar activities) with a purpose or intended
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(i)
reducing the Liquidity of Coronado or Coronado Global;
(ii)
enabling Coronado to access or continue to access any of the Concession Provisions;
or
(iii)
avoiding having to make payment of any outstanding PDP Balance.
(c)
Coronado and Coronado Global must use reasonable endeavours at all times during the Supply
Term to increase
Liquidity and pay to Stanwell any and all amounts of any outstanding PDP
Balance.
(d)
Notwithstanding any other provision of the ACSA or this Agreement and without limiting any
rights or remedies available to Stanwell under the ACSA or this Agreement, if Coronado or
Coronado Global does not comply with this Clause 11.14
(
Avoidance Default ) then:
(i)
Liquidity will be calculated (or recalculated) for every Month as if the
Avoidance
Default had not occurred; and
(ii)
Coronado or Coronado Global will promptly pay to Stanwell an amount equal to the
difference between the amounts that were paid by Coronado
and Stanwell under the
ACSA or this Agreement in respect of the Concession Provisions and the amounts that
would have been payable by Coronado and Stanwell had the Avoidance
Default not
occurred.
11.15
Proposed sale of the
Curragh Mine and related
matters
Without derogating from Stanwell’s
rights under the NCSA Amendment Deed (No. 2) and
notwithstanding any other provision of that deed, the ACSA or this Agreement:
(a)
Coronado and Coronado Global acknowledge and agree that:
(i)
the Concession Provisions are for the benefit of Coronado and Coronado Global as
those entities exist as at the Effective Date of the NCSA Amendment
Deed (No. 2);
(ii)
the Concession Provisions will only apply for so long as:
(A)
Coronado is the only seller of Coal under the ACSA and this Agreement;
(B)
Coronado is 100% owned (directly or indirectly) by Coronado Global
;
and
(C)
the Curragh Mine is wholly owned by Coronado;
(b)
if Coronado or Coronado Global proposes to:
(i)
sell an interest in the Curragh Mine or assign an interest in the ACSA or this
Agreement;
or
(ii)
dispose of a minority shareholding in Coronado;
(each a Proposed Restructure ), Stanwell will consider any reasonable proposal advanced by Coronado or Coronado Global in relation to potential amendments to the ACSA or this Agreement associated with a Proposed Restructure but is under no obligation to agree to amend the ACSA
or this Agreement on the terms proposed by Coronado or Coronado Global or at all; and
(c)
if a Change of Control,
an assignment of the ACSA or the NCSA or an assignment of
Coronado's rights to the Tenements
occurs and irrespective of whether a Change of Control, an
assignment of the ACSA or the NCSA or an assignment of Coronado's rights to the Tenements
occurs in accordance with the ACSA, the NCSA or NCSA Amendment
Deed (No. 2), if
Stanwell does not agree to amend the ACSA or the NCSA to accommodate the Proposed
Restructure in accordance with Clause 11.15(b)
,
then the ACSA and the NCSA (as applicable)
will continue in full force and effect except that the Concession
Provisions will cease to apply
altogether on and from the date that the Proposed Restructure or the assignment of the
Tenements takes
effect, including but not limited to, the amendments made
to the following
provisions (together with all associated definitions) by the NCSA Amendment Deed
(No. 2) -
Clauses 2.3, 5.3, 11.1 to 11.3
,
11.10 to 11.14
,
18.4, 19.1(d) to 19.1(g),
19.1(j) and Schedule 1B.

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12.
Interruption to Supply
12.1
Stable Supply as Fundamental
Condition
(a)
Coronado expressly acknowledges that, without derogating from the provisions of this
Agreement providing for termination and suspension, it is a fundamental expectation of
Stanwell that this Agreement will provide Stanwell with a stable supply of
Coal (complying
with the quality characteristics provided in this Agreement) for use in the Power
Station and
that it was on the basis of Coronado's representations of its ability to provide such stable supply
as specified herein that Stanwell agreed to enter this Agreement with Coronado.
(b)
Irrespective of the allocation of risk for failure to supply the Coal under this Agreement,
Coronado shall endeavour to avoid and minimise any interruptions to supply.
(c)
Coronado will not enter into a contract under which Coronado is obliged to supply
Coal to a
customer in priority to supplying Coal to Stanwell.
(d)
Clauses 12.2 to 12.7, inclusive shall apply in the event deliveries of Coal are not tendered in
full by Coronado hereunder on the due date or such non-tendering is threatened as provided hereunder, irrespective of the cause, except
where the cause is the breach by Stanwell of its
obligations hereunder or the non-taking by Stanwell of such Coal.
12.2
Coronado to Give Notices
and Reports
(a)
Coronado shall give notice ("
Interruption Notice ") to Stanwell promptly upon the occurrence of any event which interrupts or is reasonably likely to interrupt the supply of Coal by
Coronado in accordance with this Agreement.
(b)
As soon as practicable thereafter, Coronado
shall give a report to Stanwell covering the
following matters to the best of Coronado's knowledge at the time of giving the report:
(i)
the nature of the interruption or threatened interruption;
(ii)
the circumstances and cause of the same;
(iii)
whether Coronado considers the event to be outside the control of
Coronado;
(iv)
the likely duration of the interruption;
(v)
Coronado's revised delivery plan for Coal at the time of giving the report; and
(vi)
details of the efforts that have been made and are planned
by Coronado to avoid or
minimise the interruption and the effects thereof on Coronado's performance under this
Agreement.
(c)
So long as the interruption continues or continues to threaten, Coronado shall furnish Stanwell
with further reports covering the matters listed in Clause 12.2(b):
(i)
whenever there is any material change in the circumstances as set out in the last report;
and
(ii)
in any event no less than Monthly.
(d)
Coronado shall notify Stanwell immediately when the interruption of supply of Coal ends.
12.3
Counter-Measures by Stanwell
(a)
Stanwell shall be entitled to take reasonable action to avoid or mitigate the effects of the
interruption or threatened interruption of supply of Coal, without prejudicing such rights as
Stanwell may have under this Agreement with respect to such interruption.
In particular but
without limitation, Stanwell shall be entitled to take the following actions if the interruption to
supply continues, or in the reasonable opinion of Stanwell after consulting with
Coronado is
likely to continue, for more than:
(i)
thirty (30) days, then Stanwell may,
at its discretion in accordance with Clause 12.4(a):

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(A)
subject to Clause 12.4(c) postpone the affected deliveries, until any subsequent Year
or Years
of the Supply Term;
or
(B)
without penalty to Stanwell cancel the relevant deliveries and purchase other coal;
(ii)
ninety (90) days, then Stanwell may,
at its discretion in accordance with Clause
12.4(a), enter Medium Term
Arrangements for the purchase of other coal to cover the
tonnage of coal which is in Stanwell's reasonable view,
likely to be affected by the
interruption in which case Stanwell, in addition to its rights under Clause
12.3(a)(i)
above, may at its discretion cancel the shipments covered by the Medium
Term
Arrangements or postpone, subject to Clause 12.4(c), the same to any subsequent
Year
or Years
;
and
(iii)
fifteen (15) Months, and actually result in Stanwell receiving less than [***]% of the
Coal it is entitled to receive under this Agreement during those fifteen (15) Months, then Stanwell may,
in addition to its rights described in Clauses 12.3(a)(i) and (ii)
above, upon notice to Coronado terminate this Agreement provided such notice is
given within seven (7) days of the end of that fifteen (15) Month period.
Any notice
given pursuant to this clause shall state the effective date of such termination.
(b)
In the event Coronado becomes able to recommence performance in accordance with this
Agreement during the period of any suspension under Clause 12.3(a)(ii),
Coronado shall give
Stanwell not less than ninety (90) days' notice thereof in which event, upon termination of its
Medium Term
Arrangements, Coronado shall recommence making and Stanwell shall recommence taking Coal deliveries under this Agreement.
(c)
Before taking any reasonable action under Clause 12.3(a), Stanwell shall inform
Coronado of
its proposed action.
Coronado may, within 5 days,
make representations to Stanwell as to the
appropriateness of the proposed action, taking into account among other things, the likelihood
of the interruption occurring and its likely duration.
In determining what reasonable action to
take under Clause 12.3(a),
Stanwell shall take those representations into account.
12.4
Stanwell’s Elections
(a)
Stanwell may make the elections provided in Clause 12.3(a) by giving notice to Coronado at
any time prior to the recommencement of Coronado's performance after interruption
or
suspension of this Agreement.
(b)
If Stanwell elects to cancel deliveries in accordance with Clause 12.3 the cancelled deliveries
of Coal will not be treated as delivered for the purposes of the SRA Value
Schedule or the RRP
Balance Schedule (as applicable) and any cancellation will not prejudice
Stanwell's entitlement
to achieve the Outstanding Value
of the SRA or the RRP Balance (as applicable) under this
Agreement.
(c)
If Stanwell elects to treat the affected deliveries as postponed, then the same shall be postponed
until such subsequent Years
as may be nominated by Stanwell in the notice of election given under Clause 12.4(a) provided that unless Coronado agrees, the postponed deliveries to be
delivered in any Year
shall not exceed [***] percent ([***]%) of:
(i)
the Annual Contract Tonnage
nominated by Stanwell in accordance with Clause
4.1(a)(i) for that Year
;
and
(ii)
the Additional Coal Tonnes
nominated by Stanwell in accordance with Clause
5.2(a)(i)(A) for that Year.
(d)
If Stanwell elects to enter into Medium Term
Arrangements and Coronado gives Stanwell
notice of resumption of deliveries Stanwell shall use its best endeavours to terminate the
Medium Term
Arrangements (without being required to breach the same) such that it is able to take the deliveries when nominated by Coronado.
(e)
If the interruption to making deliveries is only partial or if Coronado is able to recommence partial deliveries only and such partial deliveries are in Stanwell's reasonable view likely to
result in Stanwell receiving less than [***]% of the total Coal it is entitled to receive under this

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Agreement over the succeeding 90 days, Stanwell shall have the option of not accepting any
deliveries, in which case the provisions of this Clause 12 shall apply as if no deliveries were
possible, or of accepting such deliveries as can be made, in which case this Clause shall apply to the portion of deliveries that cannot be made.
12.5
Causes Outside the Control
of Coronado
(a)
For the purposes of Clauses 12.7(b) and 12.7(c), an interruption to supply of Coal shall be
considered to be a " Cause Outside the Control of Coronado " only if the following conditions are met:
(i)
the cause of the interruption was not reasonably foreseeable and was beyond
Coronado's reasonable control;
(ii)
the interruption could not have been avoided or overcome by a prudent coal mine
operator exercising due diligence;
(iii)
Coronado has substantially given the notices and reports required under
Clause 12.2;
(iv)
any relevant requirements of Clause 12.5(b) are satisfied;
(v)
if the Coal is Substitute Coal, the requirements of Clause 12.6 are satisfied; and
(vi)
Coronado allocates its available coal to Stanwell on a basis which is no less favourable than to Coronado's other customers.
(b)
The following provisions shall apply with respect to the particular causes enumerated:
(i)
Interruptions due to breakdowns of machinery will only be considered to be beyond
Coronado's reasonable control if Coronado has followed proper maintenance procedures and has in place proper "breakdown" procedures which anticipate normally
foreseeable breakdowns and minimise the consequences.
(ii)
Interruptions due to failure of supply of goods and services, including shipping and
other transportation, electric power and water,
will only be considered to be beyond
Coronado's reasonable control if Coronado has exercised due prudence in the choice of
the supplier and has entered proper contractual arrangements.
(iii)
Interruptions due to shortage of reserves, geology,
mining conditions, reduction in
export demand or increases in costs, however unexpected, will not be considered to be
beyond Coronado's reasonable control.
(c)
Where Coronado is entitled to recover damages from a third party supplier of goods
or
services, it shall use its best endeavours to do so (to the extent that a prudent operator
and
investor would do so) and the cause concerned (to the extent it otherwise qualifies under this
Clause 12.5) will only be considered to be a Cause Outside the Control of Coronado to the
extent such damages recovered by Coronado are insufficient to pay to Stanwell the amounts
payable under Clause 12.7(c).
(d)
Without limitation the following are examples
of events that could lead to interruption to the
supply of Coal beyond Coronado's control if the requirements of Clauses 12.5(a)
and 12.5(b)
are met:
(i)
natural calamities, acts of public enemies, acts of terrorists, insurrections, fires, wars,
explosions, floods;
(ii)
serious breakdowns of railroad or port facilities;
(iii)
breakdowns of mining plant and equipment and other machinery;
(iv)
embargoes, orders or acts of a competent court or governmental or other statutory
authority;
(v)
strike, lockouts, illegal stoppages, or labour or union organised reduction of
production; and

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(vi)
failure of supply of goods and services, including Coronado's Carrier failing to make
sufficient rollingstock available at the Loading Plant at a mine to transport
Substitute
Coal.
12.6
Causes Outside the Control
of Coronado in case
of Substitute Coal
Where the interruption to supply affects Coal which is Substitute Coal, the interruption to supply shall
not be considered to result from a Cause Outside the Control of Coronado unless the requirements of
Clause 12.5(a) are satisfied (a " Qualifying Cause ") and either:
(a)
coal supplies in the area in Queensland north of latitude 24 degrees south are generally interrupted by the same cause; or
(b)
the Substitute Coal has been or is to be delivered to the Curragh Mine for delivery to Stanwell
through the Curragh Mine Loading Plant and either:
(i)
the Qualifying Cause prevents the Substitute Coal from being delivered to the
Curragh
Mine Loading Plant; or
(ii)
the Qualifying Cause occurs after such delivery.
12.7
Consequences of Interruption
(a)
Both Coronado and Stanwell shall endeavour to mitigate costs and damages flowing from any
interruption to the supply of Coal.
(b)
If the cause of the interruption to supply is a Cause Outside the Control of Coronado, then
Coronado shall be relieved of its obligation to make such deliveries at such time to the extent
the making is prevented by such cause, without derogating from Coronado's other obligations
hereunder.
(c)
Subject to Clause 22.6, if the cause of the interruption to supply is not a Cause Outside the
Control of Coronado, then in addition to such other rights as Stanwell may have under this
Agreement, Stanwell shall be entitled to indemnification from Coronado for all of Stanwell's
costs and damages resulting from the interruption, including additional costs in obtaining make
up coal and the Derived Amount and the RRP Monthly Payment that would have been
attributable to such coal had it been delivered by Coronado.
Stanwell will use reasonable
endeavours to mitigate all such costs and damages.
(d)
If Clause 12.7(c) applies, and Stanwell obtains make up coal and Coronado indemnifies
Stanwell in accordance with Clause 12.7(c) for all of Stanwell's costs and damages resulting
from the interruption, the Tonnes
Equivalent of such make up coal will be treated as having
been delivered for the purposes of the Monthly Tonnage
(SRA Value
Schedule) and for the
purposes of determining the RRP Balance in accordance with the
RRP Balance Schedule.
13.
Interruption to Taking
of Deliveries
13.1
Stable Demand as Fundamental Condition
(a)
Stanwell expressly acknowledges that, without derogating from the provisions of this
Agreement providing for termination and suspension, it is a fundamental expectation of
Coronado that this Agreement will provide Coronado with a stable demand for Annual
Contract Tonnage
and that it was on the basis of Stanwell's representations of its ability to provide such stable demand as specified herein that Coronado agreed to enter this Agreement with Stanwell.
(b)
Irrespective of the allocation of risk for failure to take Coal under this Agreement,
Stanwell
shall endeavour to avoid and minimise any interruptions to the taking of deliveries of Coal.
(c)
Clauses 13.2 to 13.6 inclusive, shall apply in the event Stanwell does not take delivery in full
of any Coal for which Stanwell has validly nominated in accordance with this Agreement
hereunder on the due date, or such non-taking of delivery
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irrespective of the cause, except where the cause is the breach by Coronado of its obligations under this Agreement.
13.2
Stanwell to Give Notices
and Reports
(a)
Stanwell shall give notice ("
Interruption Notice ") to Coronado promptly upon the occurrence of any event which interrupts or is reasonably likely to interrupt the taking of Coal by Stanwell
in accordance with this Agreement.
(b)
As soon as practicable thereafter, Stanwell shall give
a report to Coronado covering the
following matters to the best of Stanwell's knowledge at the time of giving the report:
(i)
the nature of the interruption or threatened interruption;
(ii)
the circumstances and cause of same;
(iii)
whether Stanwell considers the event to be outside the control of Stanwell;
(iv)
the likely duration of the interruption;
(v)
Stanwell's revised plan for taking of deliveries of Coal at the time of giving the report;
and
(vi)
details of the efforts that have been made and are planned
by Stanwell to avoid or
minimise the interruption and the effects thereof on Stanwell's performance under this
Agreement.
(c)
So long as the interruption continues or continues to threaten, Stanwell shall furnish
Coronado
with further reports covering the matters listed in Clause 13.2(b):
(i)
whenever there is any material change in the circumstances as set out in the last report;
and
(ii)
in any event no less than Monthly.
(d)
Stanwell shall notify Coronado immediately when the interruption ends.
13.3
Counter-Measures by Coronado
(a)
Coronado shall be entitled to take reasonable action to avoid or mitigate the effects of the
interruption or threatened interruption on Coronado, without prejudicing such rights as
Coronado may have under this Agreement with respect to such interruption.
In particular but
without limitation, Coronado shall be entitled to take the following actions if the interruption
continues, or in the reasonable opinion of Coronado after consulting with Stanwell is likely to
continue, for more than:
(i)
thirty (30) days, then Coronado may,
at its discretion in accordance with
Clause 13.4(a):
(A)
subject to Clause 13.4(c) postpone the affected deliveries, until any subsequent Year
or Years
of the Supply Term;
or
(B)
without penalty to Coronado, cancel the same and sell the affected deliveries
elsewhere;
(ii)
ninety (90) days, Coronado may,
at its discretion in accordance with Clause 13.4(a),
enter Medium Term
Arrangements for the sale of the affected deliveries which in
Coronado's reasonable view are likely to be affected by
the interruption to third
parties, in which case Coronado (in addition to its rights under Clause 13.3(a)(i)
above), may, at its discretion
cancel the shipments covered by the Medium Term
Arrangements or postpone, subject to Clause 13.4(c), the same to any subsequent
Year
or Years;
(iii)
fifteen (15) Months and actually result in Stanwell taking less than
[***]% of the Coal
it is entitled to receive under this Agreement during those fifteen (15) Months, then
Coronado may (in addition to its rights under Clauses 13.3(b) and 13.3(c)), upon
notice to Stanwell terminate this Agreement provided such notice is given
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seven (7) days of the end of that fifteen (15) Month period.
Any notice given pursuant
to this clause shall state the effective date of such termination.
(b)
In the event Stanwell becomes able to recommence performance in accordance with this
Agreement during the period of any suspension under Clause 13.3(a)(ii),
Stanwell shall give
Coronado not less than ninety (90) days' notice thereof in which event, upon termination of its
Medium Term
Arrangements, Coronado shall recommence making and Stanwell shall recommence taking Coal deliveries under this Agreement.
(c)
Before taking any reasonable action under Clause 13.3(a), Coronado shall inform Stanwell of
its proposed action.
Stanwell may, within 5 days,
make representations to Coronado as to the
appropriateness of the proposed action, taking into account among other things, the likelihood
of the interruption occurring and its likely duration.
In determining what reasonable action to
take under Clause 13.3(a),
Coronado shall take those representations into account.
13.4
Coronado's Elections
(a)
Coronado may make the elections provided in Clause 13.3(a) by giving notice to Stanwell at
any time prior to the recommencement of Stanwell's performance after suspension of this
Agreement.
(b)
If Coronado elects to cancel deliveries in accordance with Clause 13.3 the cancelled deliveries
of Coal will not be treated as delivered for the purposes of the SRA Value
Schedule or the RRP
Balance Schedule (as applicable) and any cancellation will not prejudice
Stanwell's entitlement
to achieve the Outstanding Value
of the SRA or the RRP Balance (as applicable) under this
Agreement.
(c)
If Coronado elects to treat the affected deliveries as postponed, then the same shall be
postponed until such subsequent Years
as may be nominated by Coronado in the notice of
election given under Clause 13.4(a); provided that unless Stanwell agrees, the postponed
deliveries to be delivered in any Year
shall not exceed [***] percent ([***]%) of:
(i)
the Annual Contract Tonnage
nominated by Stanwell in accordance with Clause
4.1(a)(i) for that Year
;
and
(ii)
the Additional Coal Tonnes
nominated by Stanwell in accordance with Clause
5.2(a)(i)(A) for that Year.
(d)
If Coronado elects to enter into Medium Term
Arrangements and Stanwell gives Coronado
notice of resumption of taking of deliveries Coronado shall use its best endeavours to terminate
the Medium Term
Arrangements (without being required to breach the same) such that it is able to make the deliveries when nominated by Stanwell.
(e)
If the interruption to taking of deliveries is only partial, or if Stanwell is able to recommence taking partial deliveries only and such partial taking is likely in Coronado's reasonable view to
result in Stanwell taking less than [***]% of the total Coal it is required to take under this
Agreement over the succeeding 90 days, Coronado shall have the option of not tendering any
deliveries, in which case the provisions of this Clause 13 shall apply as if it were not possible
for Stanwell to take any deliveries, or of tendering such deliveries as can be taken, in which
case this Clause 13 shall apply to the portion of deliveries that cannot be taken.
13.5
Causes Outside the Control
of Stanwell
(a)
For the purposes of Clauses 13.6(b) and 13.6(c), an interruption to the taking of deliveries shall
be considered to be a " Cause Outside the Control of Stanwell " if Stanwell is prevented from taking, transporting, or using the Coal in the manner contemplated by this Agreement, but only
if the following conditions are met:
(i)
the cause of the interruption was not reasonably foreseeable and was beyond
Stanwell's reasonable control;
(ii)
the interruption could not have been avoided or overcome by a prudent power station
operator exercising due diligence;
(iii)
Stanwell has substantially given the notices and reports required under
Clause 13.2;

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(iv)
any relevant requirements of Clause 13.5(b) are satisfied; and
(v)
Stanwell takes such Coal as it is able to take on a basis which is no less favourable to
Coronado than to Stanwell's other suppliers.
(b)
The following provisions shall apply with respect to the particular causes enumerated:
(i)
Interruptions due to breakdowns of machinery will only be considered to be beyond
Stanwell's reasonable control if Stanwell has followed proper maintenance procedures
and has in place proper "breakdown" procedures which anticipate normally foreseeable
breakdowns and minimise the consequences.
(ii)
Interruptions due to failure of supply of goods and services, including shipping and
other transportation (and in the case of Stanwell, Stanwell's Carrier), electric power
and water, will only be considered to be beyond
Stanwell's reasonable control if
Stanwell has exercised due prudence in the choice of the supplier and has entered proper contractual arrangements.
(iii)
Interruptions due to increases in costs, environmental restrictions, or any reduction in
demand for electricity,
however unexpected, will not be considered to be beyond
Stanwell's reasonable control.
(iv)
Interruptions due to embargoes, orders or acts of a Government
Body of the State of
Queensland, however unexpected, will not be considered to be beyond
Stanwell's
reasonable control where those embargoes, orders or acts:
(A)
are intended to apply,
or have the effect of applying, only to Stanwell and/or
the Stanwell Power Station; or
(B)
are intended to have a greater proportional application to the Stanwell Power
Station than other coal fired power stations in the State of Queensland, provided that this Clause 13.5(b)(iv) shall not apply to Stanwell if the shares in
Stanwell cease to be owned by a Government Body,
unless the commission of the
relevant embargo, order or act is a condition, express or
implied, of the transaction by
which the new owner became owner of those shares.
(c)
Where Stanwell is entitled to recover damages from a third party supplier of goods or services,
it shall use its best endeavours to do so (to the extent that a prudent power station operator would do so) and the cause concerned (to the extent it otherwise qualifies under this Clause
13.5) will only be considered to be a Cause Outside the Control of Stanwell to the extent such
damages recovered by Stanwell are insufficient to pay to
Coronado the amounts payable under
Clause 13.6(c).
(d)
Without limitation, the following are examples
of events that could lead to interruption beyond
Stanwell's control if the requirements of Clauses 13.5(a) and 13.5(b)
are met:
(i)
natural calamities, acts of public enemies, acts of terrorists, insurrections, fires, wars,
explosions, floods;
(ii)
serious breakdowns of railroad or port facilities;
(iii)
breakdowns of the boilers and other machinery;
(iv)
embargoes, orders or acts of a competent court or governmental or other statutory
authority;
(v)
strike, lockout, illegal stoppages, or labour or union organised reduction of production;
and
(vi)
failure of supply of goods and services including Stanwell's Carrier failing to make
sufficient rollingstock available at the train loading facilities at the
Curragh Mine to
allow Stanwell to carry out its obligations hereunder.

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13.6
Consequences of Interruption
(a)
Both Coronado and Stanwell shall endeavour to mitigate costs and damages flowing from any
interruption to the taking of deliveries of Coal.
(b)
If the cause of the interruption to the taking of deliveries of Coal is a Cause Outside the
Control
of Stanwell, then Stanwell shall be relieved of its obligation to take such deliveries at such time
(and to make payments in consequence of not taking the same) to the extent the taking is
prevented by such cause, without derogating from Stanwell's other obligations hereunder.
(c)
Subject to Clause 22.6, if the cause of the interruption to the taking of deliveries is not a Cause
Outside the Control of Stanwell and Stanwell has not made an Advance Payment with respect
to such deliveries as provided in Clause 16, then in addition to such other rights as Coronado
may have under this Agreement, Coronado shall be entitled to recover from
Stanwell
indemnification for all of Coronado's costs and damages resulting from the interruption,
including costs in stockpiling of coal and any reduced price (in comparison to the Netback
Price and the Fixed Price for the Fixed Price Additional Coal Tonnes
and the Floating Price for
the Floating Price Additional Coal Tonnes
(as applicable)) it may receive from selling coal to
other customers. Coronado will use reasonable endeavours to mitigate all such costs and
damages.
14.
Sales by Coronado
to other Purchasers
Subject only to complying with its obligations to Stanwell under this Agreement,
Coronado may, at its
sole discretion, sell coal produced from the Tenements
to any other purchaser of that coal.
15.
Marketable Reserves
15.1
Annual Report on Marketable
Reserves
Coronado shall prepare and provide to Stanwell by 30 September of each
Year during
the Supply Term
(or if earlier, within 10 Business Days of it being
filed with a recognised stock exchange), the most
current Marketable Reserves Statement.
16.
Request by Stanwell for
Postponement of Deliveries
– Annual Contract
Tonnage
Stanwell may request of Coronado that it does not take deliveries of Coal comprising the Annual
Contract Tonnage
that it would otherwise be required to take by electing to make an Advance Payment to Coronado equal to 100% of the Contract Price per Tonne
Equivalent of the affected delivery,
provided that:
(a)
Stanwell gives reasonable prior notice to Coronado of its intent to make this election;
(b)
Coronado at its sole discretion and without legal obligation, decides to accommodate the
election with or without conditions and gives Stanwell notice to that effect, including setting
out any conditions and costs Stanwell will be required to bear;
(c)
Stanwell first agrees to comply with any conditions and be liable for any costs as outlined in
Coronado's notice, and if the Coal is stockpiled it is done so at Stanwell's risk; and
(d)
in the event Stanwell does so elect, Stanwell shall be entitled to request make up deliveries of
the affected deliveries in any subsequent Year
(provided that unless Coronado agrees such
make up deliveries shall not exceed 10% of the Annual Contract Tonnag
e
for any Year).
An " Advance Payment
" is a payment described in this Clause 16.
For the purposes only of the SRA
Value
Schedule and without limiting Coronado's delivery obligations, if Stanwell makes an Advance
Payment in respect of any Coal, that Coal will be deemed to have been delivered at the time of payment
by Stanwell.

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17.
Dispute Resolution
(a)
If at any time any question, dispute or difference
arises between Stanwell and Coronado in
relation to, or arising out of, this Agreement, then the Authorised Representative from each of
Stanwell and Coronado shall meet with the view to resolving that question, dispute
or
difference.
(b)
If the dispute is not resolved within fourteen (14) days of the meeting referred to in
Clause 17(a), then the Chief Executive Officer (or person
of equivalent rank) of Stanwell shall
meet with the Chief Executive Officer (or person of equivalent rank) of Coronado with a view
to resolving the dispute.
(c)
If the dispute is not resolved within fourteen (14) days of the meeting referred to in
Clause 17(b) then the dispute shall be referred to mediation, to be conducted in accordance
with Clause 17(g).
(d)
If the dispute is not resolved within thirty (30) days of the commencement of the mediation referred to in Clause 17(c) then either Party may commence proceedings in a court of
competent jurisdiction in Queensland.
(e)
Notwithstanding the existence of a dispute the Parties shall continue to perform the Agreement.
(f)
Nothing herein shall prejudice the right of a Party to seek urgent injunctive or declaratory relief
in respect of the dispute or any other matter arising under this Agreement.
(g)
The following paragraphs apply to any mediation between the Parties pursuant to Clause 17(c):
(i)
If the Parties do not agree within seven (7) days from the date upon which Clause
17(c) applies as to the identity of the mediator,
or the mediator agreed by the Parties
determines that he or she is unable or unwilling to act, a mediator shall be appointed by the Resolution Institute in accordance with its mediation rules.
Within seven (7)
days of such agreement or nomination the Parties must jointly appoint the agreed
or
nominated mediator and if either refuses to make the appointment the other is hereby
irrevocably authorised to appoint the mediator on behalf of both Parties.
(ii)
Within seven (7) days after his or her appointment
the mediator shall meet with the
Parties to agree upon the procedure to be adopted in resolving the dispute or difference and failing agreement between them within ten (10) days from such appointment the procedure shall be as determined by the mediator having regard to the other provisions hereof.
(iii)
The mediator:
(A)
may inform himself or herself in relation to any matter in dispute in such manner as he or she thinks fit;
(B)
shall be entitled to engage or consult with any adviser,
legal or technical, as he
or she may see fit; and
(C)
shall otherwise have the power to facilitate the resolution of the dispute in such a manner and subject to such rules as the mediator in his or her absolute discretion determines as suitable for the nature of the dispute.
(iv)
The mediator shall seek to resolve the dispute by acting as a mediator or conciliator between the Parties and for that purpose may require the Parties to confer with him or
her at any time in relation to the whole or any part of or in respect of any aspect of the
dispute.
(v)
Unless agreed by the Parties neither Party shall be represented by a legal practitioner.
(vi)
The Parties shall pay the costs of the mediator and any consultants engaged by the
mediator equally.
(vii)
Neither anything said orally or in writing, nor any documents or information provided by either Party to the other or to the mediator and produced for the purposes of the
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any legal proceedings between the Parties; and shall be regarded as privileged, provided that this shall not apply to documents already in existence and otherwise admissible; and unless agreed by the Parties the person acting as mediator may not be
called as a witness by either Party in any proceedings.
(h)
Notwithstanding the foregoing provisions of this Clause 17, in the event that the question,
dispute or difference relates to Clauses 7, 8 (except
for the umpire analysis provided therein),
11.6, 11.9(c)
,
11.13,
Part 5 of Schedule 1, Part 6 of Schedule 1A
and Part 5 of Schedule 1B
(" Reference Clause(s)
"), then:
(i)
Either Party may give notice to the other requesting a meeting to resolve the same and if the matter is not resolved within 14 days of such notice either Party may give notice specifying the nature of the question dispute or difference
and calling for the point at
issue to be referred to determination by an expert (" Expert ") in accordance with this
Clause 17(h).
(ii)
The expert determination will be governed by the ‘Resolution Institute Expert
Determination Rules’ from time to time in force ( Rules
).
To the extent that the Rules
are inconsistent with this Clause 17(h),
this Clause 17(h) will prevail. The Rules are
otherwise incorporated by reference into Clause 17(h).
(iii)
The Expert shall (whether appointed by agreement between the Parties or by a person
nominated by the Resolution Institute in accordance with the Rules), have reasonable
experience in the area of the dispute and shall have no interest or duty which may conflict with their function as an expert.
(iv)
The determination of the Expert will be final and binding on the Parties on and from the date the determination is delivered.
(i)
For the avoidance of doubt,
the Parties may agree to refer a question, dispute or difference that does not relate to a Reference Clause to determination by an Expert under Clause 17(h),
but in
the absence of such agreement Clause 17(h) shall not apply to any matter that does not relate to
a Reference Clause.
18.
Assignment and Change
of Control
18.1
Assignment by Coronado
Coronado and Coronado Global may not assign all or any part of their respective rights or obligations
under this Agreement unless:
(a)
Stanwell has given its prior consent; and
(b)
Coronado's
rights, in the same percentage, to the Tenements
and to each Project Document are
assigned to the same assignee at the same time, except in relation to a deemed assignment under Clause 18.4.
18.2
Assignment of rights
to the Tenements
(a)
Coronado may not assign its rights to the Tenements,
except together with an assignment, in
the same percentage, of its rights and obligations under this Agreement.
(b)
Notwithstanding Clause 18.2(a), Coronado may encumber
its rights to the Tenements so long
as the encumbrancee undertakes in a form reasonably satisfactory to
Stanwell only to dispose
of such rights together with an assignment of rights and obligations under this Agreement in accordance with Clause 18.1.
18.3
Assignment by Stanwell
Stanwell may not assign all or any part of its rights or obligations under this Agreement unless:
(a)
Coronado has given its prior consent; and
(b)
each Project Document is assigned to the same assignee at the same time.

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18.4
Change of Control
(a)
Subject to Clause 18.4(b),
a Change of Control of Coronado or Coronado Global will be
deemed to be an assignment of this Agreement for which Stanwell's prior consent is required
for the purpose of this Clause 18 and the person that acquires Control will be deemed to be the
"proposed assignee".
(b)
Stanwell's prior consent will not be required if:
(i)
for so long as Coronado Global is listed on the ASX, the Change of Control occurs as a result of or pursuant to:
(A)
a takeover or tender offer for all of the securities in Coronado Global
(including common stock in respect of which CHESS Depository Interests have been issued); or
(B)
a merger of Coronado Global with another entity approved
by the requisite
majority of Coronado Global's stockholders involving all of the securities in
Coronado Global (including common stock in respect of which CHESS
Depository have been issued); or
(ii)
shares, convertible securities or other ownership interests (including
CHESS
Depository Interests) are issued as part of a capital raise that has the effect of diluting
the shareholding of the entity which is the Controlling shareholder of
Coronado Global
at the Effective Date of the NCSA Amendment Deed (No. 2),
so that this entity no
longer Controls Coronado Global, and there is no other Controller of
Coronado
Global.
18.5
Requests for consent
(a)
The Party requesting any consent under this Clause 18 ("
Party Concerned ") may request
consent for a proposed assignee as soon as it believes a person is likely to be an assignee
(" Request
").
(b)
The Party whose consent is required under this Clause 18 ("
Consenting Party ") must, within
30 days (or 45 days if Clause 18.5(d) applies) of receiving a Request, by notice to the Party
Concerned, either:
(i)
subject only to Clauses 18.6(b), 18.6(e) and 18.6(g),
give unqualified consent; or
(ii)
refuse consent, in which case it must set out the reasons for such refusal.
(c)
If the Consenting Party fails for any reason to give the notice within such period, unqualified consent will be deemed to have been given.
(d)
If neither the proposed assignee nor any of its Holding Companies:
(i)
has a substantial investment in Australia, or
(ii)
is listed on a stock exchange either in Australia or overseas, then the 30 day period referred to in Clause 18.6(b) will be extended to 45 days.
(e)
To maximise the
time the Consenting Party has to consider the suitability of a proposed assignee, the Party Concerned may notify the Consenting Party of a shortlist of proposed
assignees as soon as the Party Concerned is satisfied that a list, acceptable to it, is available.
However, a notice requesting a consent for the
purpose of this Clause 18.5 for a particular
assignee will not be deemed to have been given until the Party Concerned by notice informs the
Consenting Party that in its opinion a person named in the shortlist is likely to be an assignee.
18.6
Financial Ability
(a)
In this Clause 18.6 "
Financial Ability"
means:
(i)
in relation to a Party its financial ability to perform its obligations as a party to this
Agreement; and

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(ii)
where Clause 18.4 applies, a Party's financial ability to perform its obligations as a
party to this Agreement taking into account its Financial Ability and whether that is
materially adversely affected by a change of ownership
to the proposed assignee.
(b)
Where a Party's consent is required under this Clause 18, such consent must be given unless:
(i)
the Consenting Party,
acting reasonably, determines that
the proposed assignee does
not have the Financial Ability; or
(ii)
where Clause 18.4 applies, Stanwell, acting reasonably,
determines that the party
would not continue to have the Financial Ability or if, in Stanwell's reasonable opinion, the proposed assignee is a Stanwell Competitor.
(c)
If, acting reasonably,
the Consenting Party determines that the proposed assignee does not have the Financial Ability, and
so informs, with reasons, the Party Concerned as contemplated in
Clause 18.5(b)(ii), the Party Concerned may then request the Consenting Party to consider
whether by taking into account the ownership of the proposed assignee and the financial
substance of its Holding Company ( "Matters" ) the proposed assignee thereby has the
Financial Ability.
(d)
The Consenting Party must consider the request made under Clause 18.6(c)
within 5 days of
receiving it.
If, acting reasonably it determines that by taking into account either or both
Matters, the proposed assignee thereby has the Financial Ability, the Consenting Party must
inform the Party Concerned to that effect and give its consent to the proposed assignment.
In
doing so, the Consenting Party may give qualified consent requiring reasonable contractual
protections, such as a Holding Company guarantee.
(e)
When making a request under Clause 18.5 in respect of a particular proposed assignee, the
Party Concerned may request that if the Consenting Party,
acting reasonably, should determine
that the proposed assignee does not have the Financial Ability, then the Consenting Party also
have regard to the Matters for that proposed assignee.
(f)
In that event the Consenting Party,
acting reasonably, may give qualified
consent requiring
reasonable contractual protections, such as a Holding Company guarantee.
Any such consent
is to be given within the 30 or 45 day period as contemplated under Clause 18.5.
In doing so
the Consenting Party must also give reasons for initially determining that the proposed assignee
does not have the Financial Ability.
(g)
Notwithstanding any other provision of Clause 18 a consent for a particular potential assignee
will be deemed to include a consent for any Related Body Corporate of it that becomes the
actual assignee so long as the Related Body Corporate is determined by the
Consenting Party in
accordance with this Clause 18.6 to:
(i)
meet the criteria set out in this Clause; or if not
(ii)
meet the criteria set out in this Clause by the Consenting Party, acting reasonably,
taking into account the Matters, if the Party Concerned has requested that the Matters be considered,
and if Clause 18.6(g)(ii) applies, the Consenting Party may give qualified consent requiring
reasonable contractual protections, such as a Holding Company guarantee.
18.7
Deemed notice
The Parties agree that any notice referred to in this Clause 18 will be deemed to have been given and
received if:
(a)
similar notice has been given pursuant to the equivalent provision to this Clause
18 in another
Project Document; and
(b)
that notice refers to this Agreement.

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19.
Representations, Warranties and
Undertakings
19.1
By Coronado
(a)
Coronado represents, warrants and undertakes to Stanwell that as at the date of this Agreement:
(i)
Coronado is the sole legal and beneficial owner of, and is entitled to all coal produced from, the Tenements; and
(ii)
Coronado has corporate power, has obtained
all necessary approvals, licenses and
authorities, and has taken all necessary steps to enable it to enter this Agreement
and
perform its obligations hereunder.
(b)
Coronado warrants that, as at the Effective Date of the NCSA Amendment
Deed and the NCSA
Amendment Deed (No. 2):
(i)
the forecasts, projections, models, budgets and other forward-looking financial
information ( Forecasts ) provided to Stanwell:
(A)
have been prepared in good faith based on industry-standard assumptions that
Coronado believes to be reasonable;
(B)
are based on the best and most up-to-date information available to Coronado;
(C)
reflect Coronado's reasonable estimate of its future financial performance, including expected revenues, expenses, capital expenditures, and cash flows
(acknowledging that the Forecasts do not account for events outside of
Coronado’s knowledge and control
occurring after their preparation (including
but not limited to significant weather events and machinery breakdown));
and
(D)
accurately present, in all material respects, Coronado's expectations as to its future financial condition and operations for the periods stated in the
Forecasts;
(ii)
it is not aware of any fact, matter, circumstance,
event, or condition that has not been
disclosed to Stanwell and that would, individually or in combination, reasonably be
expected to cause the Forecasts to be misleading or inaccurate in any material respect;
and
(iii)
entering into the NCSA Amendment Deed and the NCSA Amendment
Deed (No. 2)
and performing the obligations contemplated by the NCSA Amendment
Deed and the
NCSA Amendment Deed (No. 2) does not cause Coronado or any of its Related
Bodies Corporate to breach any obligations or result in any default under any
agreement,
including under the Senior Finance Documents or any other financing agreements existing as at the relevant Effective
Date.
(c)
On the 20
th
day of each Month commencing in the Month after the Effective Date of the NCSA
Amendment Deed and ending on the Final Delivery Date, Coronado will provide to Stanwell in
writing rolling 12 month cashflow forecasts and details of any updates to the life of mine plan
for the Curragh Mine.
(d)
On the 20
th
day of each Month commencing in the Month after the Effective Date of the NCSA
Amendment Deed (No. 2), Coronado will provide to Stanwell:
(i)
in Excel format (or such other format approved by Stanwell) a static R12 monthly two-
year forecast in relation to the Coronado Group, incorporating the latest reforecast
(by
way of example only,
a file like the file titled ‘5.1_R12 Cash flow report Sept 25 -
Stanwell Commercial in confidence.xlsx’)
and if such report is discontinued or
Coronado's reporting system changes, Coronado will provide to Stanwell a comparable
forecast report approved by Stanwell; and
(ii)
in a dynamic, user-editable Excel format (or such other format approved by Stanwell)
a monthly two-year forecast model for the Coronado Group, incorporating the latest
reforecast and setting out all business units individually and in consolidated form (by
way of example only,
a file like the file titled ‘Group Consolidated Forecast

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Model_Oct 25 - v4 - Stanwell - Risk Adjusted Commercial in confidence.xlsx’).
The
model will include the same level of dynamic inputs and outputs as provided in the
example file for each business unit within the Coronado Group and generate corresponding net cash flow outputs, including the impact of the NCSA Amendment
Deed (No. 2).
(e)
Within 20 days after the first day of each Quarter
,
on and from the Quarter starting on 1
January 2026, Coronado will provide to Stanwell in a dynamic, user editable
Excel format (or
such other format approved by Stanwell) a model in relation to the
Coronado Group:
(i)
comprising:
(A)
the latest monthly reforecast;
(B)
the latest five-year forecast (to align with Stanwell's forecast period);
and
(C)
the latest life of mine forecast for the Curragh Mine and each business unit within the Coronado Group, (by way of example only,
a file like the file titled
‘22.8.1_Commercial in confidence Coronado Forecast Model_20
Oct 25 -
Project Easter LOM - clean.xlsx’) together with details of all formulae on which such model is based and such additional information as Stanwell may require from time to time; and
(ii)
which model must enable the user to perform sensitivity analysis on coal prices,
foreign exchange rates and the production and sales volumes of each business unit within the Coronado Group, and to generate corresponding net cash flow outputs.
(f)
On the 20th day of each Month commencing in the Month after the Effective
Date of the
NCSA Amendment Deed (No. 2), Coronado will provide to Stanwell:
(i)
for the Month prior and for each entity and business unit within the Coronado
Group,
an income statement, balance sheet, cash flow statement, management commentary
and liquidity report, which individually or when read together must contain all
information necessary to enable Stanwell to verify or otherwise assess Liquidity;
and
(ii)
in Excel format (or such other format approved by Stanwell), a direct cash flow forecast which must be:
(A)
prepared by Coronado’s Treasury
department; and
(B)
based on the most recent shipping schedule, accounts payable and accounts receivable information available in relation to the Coronado Group, incorporating the latest known data at the time of preparation.
(g)
As soon as practicable after the end of each Month, and by no later than the date an invoice is
issued in accordance with Clause 11.7, Coronado
will provide to Stanwell:
(i)
its calculation of Liquidity,
prepared accurately and in good faith; and
(ii)
sufficient supporting information for the Month prior and
for each entity and business
unit within the Coronado Group, including but not limited to:
(A)
an income statement;
(B)
a balance sheet;
(C)
a cash flow statement;
(D)
management commentary; and
(E)
a liquidity report,
which individually or when read together must contain all information necessary to
enable Stanwell to verify Coronado's calculation of Liquidity or otherwise assess Liquidity.

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(h)
For each Year
during the period commencing on the Effective Date of the NCSA Amendment
Deed and ending on the Final Delivery Date, Coronado will provide to Stanwell the
Coronado
Group approved annual budget promptly after such budget has been approved.
(i)
Coronado must ensure that any document that refinances or replaces the Facility Agreement
(as
that term is defined in the NCSA Amendment Deed), including the
Existing ABL Facility
Agreement, expressly permits the transactions under this Agreement.
(j)
Subject to Clause 19.1(k),
Coronado Global and Coronado will promptly,
as and when
requested by Stanwell, provide to Stanwell:
(i)
any information reasonably required by Stanwell from time to time to carry out any
financial due diligence on the Coronado Group or any technical due diligence on the
Curragh Mine;
(ii)
access to all such records,
books, accounts, statements,
reports and other documents
reasonably required by Stanwell for examination, audit, inspection and copying in
order to verify or otherwise confirm the solvency position and financial liquidity of
Coronado Global or Coronado from time to time;
(iii)
access to all such records, books, accounts, statements, reports and other documents reasonably required by Stanwell for examination, audit, inspection and copying in
order to verify or otherwise confirm that Coronado Global or Coronado have complied and continue to comply with this Agreement from time to time;
(iv)
access to the Curragh Mine, on reasonable prior notice from Stanwell, for the purpose
of Stanwell inspecting the facilities, operations and any other activities being undertaken on the site from time to time; and
(v)
access to key personnel of Coronado Global and Coronado for the purpose of
obtaining information in relation to the Coronado Group or the Curragh
Mine from
time to time.
(k)
Clause 19.1(j)(i),
(ii) and (iii) do not apply to:
(i)
legal advice or information that is subject to legal professional privilege;
(ii)
information the disclosure of which by Coronado or Coronado Global would be a
breach of law; and
(iii)
information that is commercial-in-confidence or otherwise subject to an obligation of
confidence and in respect of which Coronado or Coronado Global does not have any
necessary third-party consent to disclose after using all reasonable endeavours to
obtain such consent.
19.2
By Stanwell
Stanwell represents, warrants and undertakes to Coronado that as at the date of this Agreement it has
the corporate power, has obtained all necessary
approvals, licenses and authorities and has taken all
necessary steps to enable it to enter this Agreement and perform its obligations hereunder.
20.
Confidentiality
(a)
Subject to Clause 20(b), the provisions of this Agreement and all information acquired by a
Party from the other Party in respect of the operation of this Agreement and each
Project
Document shall be confidential and shall not unless otherwise agreed by all the Parties be
disclosed to any third party except to:
(i)
a Related Body Corporate;
(ii)
the State, as required by any relevant laws or regulations and the Shareholding
Ministers in the case of Stanwell;

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(iii)
a contractor employed by a Party where disclosure of such data or information is
necessary to such contractor's work provided that such contractor executes an
agreement of confidential treatment thereof for the benefit of the other Party;
(iv)
a bona fide prospective purchaser of part or all of a Party's interest in this Agreement or any of the Tenements or
of the Curragh Mine or the Power Stations (including a
person with whom a Party is conducting bona fide negotiations directed towards
a
merger, public listing
or consolidation) provided that it first executes an agreement of confidential treatment thereof for the benefit of the other Party;
(v)
a bank or other lending agency to the extent necessary for a Party arranging for
funding of its obligations hereunder; or
(vi)
its professional advisers.
(b)
Clause 20(a) shall not apply to information that:
(i)
becomes generally available to the public other than as a result of a disclosure by the
Party seeking to rely on this Clause 20(b) (" Relevant Party'' ) in violation of this
Agreement;
(ii)
was available to the Relevant Party on a non-confidential basis prior to its disclosure to that Party by the other Party or its representatives, or
(iii)
becomes available to the Relevant Party on a non-confidential basis from a source
other than the other Party or its representatives when such source is entitled, to the best of the Relevant Party's knowledge, to make such disclosure.
(c)
In this Clause 20 information required by Clauses 20(a) and 20(b)
to be confidential shall be
referred to as " Confidential Information ".
(d)
Nothing herein contained shall be construed to preclude a Party from making any public
announcement or other disclosure reasonably necessary to comply with any statutory or
regulatory obligation including, but without limiting the generality of the foregoing, any
disclosure obligation applicable under the Corporations Act or the requirements of any stock
exchange on which the shares of such Party or a Related Body Corporate are or are proposed to
be listed.
(e)
A Party requiring or wishing to make public any material referred to in Clause 20(d)
that
includes Confidential Information shall notify the other Party of the proposed announcement as
far in advance as is reasonably possible.
(f)
The obligations under this Clause shall continue to bind a Party for a period of 3
Years
after the
termination of the last of this Agreement and each Project Document.
21.
Notices and Communications
21.1
Notice
In this Clause 21, " Notice " means a notice, demand, consent, approval or communication given by a party pursuant to or in connection with this Agreement.
21.2
Service
A Notice must be:
(a)
in writing, in English;
(b)
signed:
(i)
in the case of Stanwell, by its Authorised Representative, a director or a company secretary; and
(ii)
in the case of Coronado, by its Authorised Representative, a director or a company secretary; and

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either:
(iii)
hand delivered or sent by prepaid post; or
(iv)
sent by email,
in each case, to the recipient's address for notices specified in the details at the start of this Agreement,
as varied by any Notice given by the recipient to the sender.
21.3
Notice by email
A Notice by email is taken to be in writing and signed by the named sender.
21.4
Effective on receipt
A Notice given in accordance with this Clause 21 takes effect when taken to be received (or at a later
time specified in it), and is taken to be received:
(a)
if hand delivered, on delivery;
(b)
if sent by prepaid post within Australia, on the fifth Business Day after the date of posting; and
(c)
if sent by email, on dispatch of the email unless the sender's server indicates a malfunction
or
error in transmission or the recipient immediately notifies the sender of an incomplete
transmission,
but if the delivery or receipt is not on a Business Day or is after 5.00pm on a Business Day, the Notice
is taken to be received at 9.00am on the next Business Day.
21.5
Service of Process
The Parties agree any process in any proceedings in Australia issued by any Party, including any
originating process, may be served on any other Party by sending a photocopy of the signed and sealed
copy of the initiating process document by certified or registered mail, with postage prepaid, to such
other Party at that Party's address pursuant to this Clause 21.
22.
Miscellaneous
22.1
Waivers and Remedies
(a)
Except where inconsistent with the context hereof the failure of any Party to insist in any
instance upon strict performance of any of the provisions of this Agreement or to take
advantage of any of its rights hereunder shall not be construed as a waiver of any such
provisions or the relinquishment of any such rights, but the same shall continue and remain in
full force and effect.
(b)
In particular and without limiting the generality of the foregoing, the acceptance by
Stanwell of
Coal which does not comply with the Standard Coal Quality or the Limiting Specifications
in
Clause 7.2(a) shall not be deemed to be a waiver by Stanwell of any of its rights under this
Agreement in relation to such Coal or of its right to refuse to accept future deliveries which do
not meet such requirements.
(c)
Any amendment to this Agreement shall be in writing and signed by the Parties.
22.2
Entire Agreement
This Agreement shall constitute the entire agreement between the Parties in relation to its subject matter
and no other representations, warranties, covenants, terms or conditions, whether express or implied
and whether oral or in writing, in relation to the subject matter of this Agreement shall be of any force
or effect unless contained in this Agreement.
This Agreement supersedes all prior negotiations,
contracts, arrangements, understandings and agreements including the Binding Terms Sheet (as defined
in the Deed) with respect to its subject matter,
including any discussions between Coronado and
Stanwell and any Related Body Corporate or representative of any of them

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22.3
Interpretation and Governing Law
The law of the State of Queensland, Australia, shall apply to and be the proper law of this Agreement.
Any action or proceedings taken or which may be taken under or in connection with this Agreement
shall be taken, instituted or determined, as the case requires, in the Courts of
Queensland.
22.4
Amendment
Any amendment to this Agreement shall be in writing and signed by the Parties.
22.5
Mutual Collaboration
Stanwell and Coronado recognise that circumstances may arise which could not have been reasonably
foreseen at the time this Agreement is entered into.
The Parties agree that they will use their best
endeavours to resolve any problems due to any such unforeseeable circumstances including
continuation of any interruption to supply and to taking of deliveries in the spirit of mutual
understanding and collaboration.
Failure to resolve any problems as contemplated in this Clause 22.5 will not be a matter to which Clause 17 applies.
22.6
Limitations to Losses and
Damages
(a)
If any act or omission of Coronado or Stanwell, under the provisions of this Agreement:
(i)
gives rise to any liability on the part of that Party for damages the amount of which is not liquidated by any provision of this Agreement (including damages for negligence,
where that negligence constitutes, or contributes to, a breach of contract by
it); or
(ii)
gives rise to any liability on the part of that Party under any indemnity given by it
under this Agreement,
then such liability shall be limited to the direct, proximate and foreseeable loss attributable to
such act or omission, after taking into account any obligation of the Party claiming in respect of
the liability to mitigate its loss and any contributory conduct, and neither the Party claiming in
respect of the liability nor any other person claiming through or under that Party shall be
entitled to damages or indemnification for any Excluded Loss attributable to such act or
omission.
For the avoidance of doubt, the damages referred to in Clauses 12.7(d) and
13.6 are, once
determined, "liquidated" for purposes of this Clause 22.6(a)(i).
(b)
In Clause 22.6(a) "
Excluded Loss " means:
(i)
in the case of loss or damage or liability to a non-Party resulting from a breach of
contract - indirect, remote or unforeseeable loss, including economic loss, loss of use,
loss of contracts, loss of revenue, loss of profit, loss or denial of opportunity, loss of
access to markets, loss of goodwill, loss of business reputation, loss of production, increased overhead costs, or wasted overheads or any other similar loss occasioned by
that breach, whether or not in the reasonable contemplation of the Parties at the time of
execution of this Agreement as being a probable result of the relevant breach;
(ii)
in the case of loss or damage arising from any tort (including negligence)
- indirect,
remote or unforeseeable loss and, in the case of pure economic loss, loss not flowing directly from the commission of the tort; and
(iii)
in the case of loss or damage arising from any breach of statutory duty, regulation or
by-law - indirect, remote or unforeseeable loss and, in the case of pure economic loss,
loss not flowing directly from the breach of the statutory duty, regulation or by-law,
save where such loss or damage cannot be excluded or limited by operation of mandatory provisions of law.
22.7
Further Assurances
Each Party shall execute and deliver all further documents and instruments, and provide such further
assistance that may be necessary or desirable to carry out the provisions of this Agreement or to
effectuate the purposes or intent of this Agreement.

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23.
Costs
(a)
Except as provided in Clause 23(b), whether or not any of the transactions contemplated by this
Agreement are consummated, each Party shall pay its own fees and expenses of and incidental
to the negotiation, preparation and execution of this Agreement, and to the transactions
contemplated by this Agreement, including the fees and disbursements of its lawyers and
accountants.
(b)
Coronado shall:
(i)
bear and pay for all stamp duty on, or incidental to the execution of, this Agreement and on or incidental to all transactions contemplated by this Agreement excluding stamp duty on transactions or agreements between Stanwell and third parties
or
between Stanwell and its Related Bodies Corporate;
(ii)
lodge this Agreement for stamping as required by the relevant statute; and
(iii)
indemnify Stanwell against its liability for all such stamp duty and against any liability
resulting from the failure of Coronado to lodge any document for stamping as required
under any applicable legislation.
24.
Counterparts
This Agreement may be executed in two or more counterparts, each of which shall be deemed an
original, and all of which together shall constitute one and the same instrument.
25.
Triggering
Events/Termination
25.1
Definitions
In this Clause 25:
(a)
"
Event of Default " means a Financial Default or a Non-Financial Default, as the context requires.
(b)
"
Financial Default " means any of the following:
(i)
any failure by a Party to pay any sum due and payable to the other Party under this
Agreement or under a Project Document by the earlier of the following days:
(A)
the 15th day after the unpaid sum becomes due and payable; and
(B)
the 5th day after the Party receives notice from the other Party that the sum has not been paid by the date it became due and payable (for the avoidance of
doubt the other Party is not obliged to give such notice);
(ii)
a Party takes or has taken against it any action or proceeding whether voluntary or compulsory which has the object or effect of:
(A)
winding up that Party,
which action or proceeding has not been dismissed or
withdrawn within 14 days; or
(B)
a Party's liquidation or provisional liquidation;
(iii)
a Party enters a compromise or other arrangement with its creditors or a receiver
or
receiver and manager is appointed over any of its assets;
(iv)
at any time after the date that Stanwell has been provided with Acceptable Security in
accordance with clause 4.1 of the Deed, Coronado fails to comply with any subsequent or continuing obligation to Stanwell under that clause; and
(v)
at any time before the date that Stanwell has been provided with Acceptable Security in accordance with clause 4.1 of the Deed, Coronado is in breach of clause 4.2 of the
Deed,

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except that Clause 25.1(b)(iii) shall not apply to a reconstruction or amalgamation of a Party
while that Party is solvent.
(c)
"
Non-Financial Default " means a default, other than a Financial Default, by a Party in performing this Agreement, but excludes an Excluded Event.
(d)
"
Excluded Event
" means where there is an interruption or threatened interruption to the taking
of Coal by Stanwell from Coronado and Clause 13.3(a) applies.
25.2
Default Notice
If an Event of Default occurs, the non-defaulting Party may give the defaulting
Party a notice ("
Default
Notice ") describing in reasonable detail the Event of Default that has occurred and the following:
(a)
a statement that the notice is a Default Notice issued under this Clause;
(b)
a statement that there has been a Financial Default or a Non-Financial Default (as the case may
be);
(c)
a statement of the relevant matters of fact in sufficient detail so as to permit the clear
identification of the matters constituting the default and the non-defaulting
Party's requirement
for rectification; and
(d)
signatures in accordance with Clause 21.
25.3
Cure Period
Upon receipt of a Default Notice, the defaulting Party will have:
(a)
in the case of a Financial Default, 10 days to cure that default; and
(b)
in the case of a Non-Financial Default, 60 days to cure that default, unless the
Parties have
agreed in good faith on a longer period (not to exceed 180 days), in which case the period to
cure that default shall be such longer period, provided that the cure period will end immediately
if the defaulting Party ceases to be diligently pursuing a cure of the default.
25.4
Non-curable default
If under Clause 25.3(b), the defaulting Party's default is not reasonably capable of remedy, the
defaulting Party must immediately notify the other Party and take all reasonable steps satisfactory to the
other Party to mitigate the consequences of the default, but without prejudice to the non-defaulting
Party's rights under Clause 25.5.
25.5
Remedies
If a default is not cured within the applicable cure period described in Clause
25.3, the non-defaulting
Party may, subject
to:
(a)
giving 30 days' notice to the defaulting Party stating its intention to do so if the default is not
cured (and the default is not cured within that notice period) provided that only 15 days' notice
shall be required for a Financial Default under Clause 25.1(b) (and provided that any notice
given pursuant to this Clause shall state the effective date of such termination);
and
(b)
if the Event of Default is a Non-Financial Default, that default having a material adverse effect
on the rights of the non-defaulting Party under this Agreement, terminate this Agreement without prejudice to any of its other rights in this Agreement, any right to sue
the defaulting Party for damages for that default or the exercise of all other available legal or equitable
remedies, including suing for specific performance, injunctive relief or such other orders as it deems
appropriate.
25.6
Termination
- General
The expiration or termination of this Agreement shall:
(a)
not affect the provisions expressed or implied to operate or have effect on or after such
expiration or termination; and

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(b)
be without prejudice to any right of action already accrued to a Party in respect of any breach
of this Agreement by the other Party.
25.7
Requirement to provide Acceptable
Security
(a)
Stanwell may terminate this Agreement with immediate effect
if:
(i)
by 30 June 2019 Coronado has not granted, procured for or provided Stanwell with all
Acceptable Security as defined in and required by clause 4.1 of the Deed
and
Coronado has not demonstrated to the reasonable satisfaction of
Stanwell that:
(A)
Coronado is using its best endeavours to grant, procure for and provide
Stanwell with all such Acceptable Security within a reasonable period after 30
June 2019; and
(B)
there are reasonable grounds for Stanwell to believe that there are reasonable prospects of the Acceptable Security being provided within that reasonable period;
(ii)
in any case, all Acceptable Security required by clause 4.1 of the Deed has not been
granted, procured for or provided to Stanwell by 30 September 2019;
or
(iii)
at the time all Acceptable Security required by clause 4.1 of the Deed is granted to, procured for or provided to Stanwell, Coronado is not able to demonstrate to
Stanwell’s satisfaction that the requirement
in clause 4.1(f) of the Deed is satisfied.
(b)
Stanwell's termination of this Agreement under Clause 25.7(a) is a termination for Coronado's
default for the purposes of determining the Termination
Payment calculated in accordance with
the SRA Value
Schedule to be paid by Coronado to Stanwell under Clause 25.9 and is without
prejudice to:
(i)
any of its other rights in this Agreement;
(ii)
any right to sue Coronado for damages; or
(iii)
the exercise of all other available legal and equitable remedies, including suing for
specific performance, injunctive relief or such other orders as it deems appropriate.
25.8
Termination
by Stanwell
If the ACSA is terminated by Stanwell following an 'Event of Default' (as defined in the ACSA) arising
in respect of Coronado, Stanwell may immediately terminate this Agreement without prejudice to:
(a)
any of its other rights in this Agreement;
(b)
any right to sue Coronado for damages; or
(c)
the exercise of all other available legal and equitable remedies, including suing for specific
performance, injunctive relief or such other orders as it deems appropriate.
25.9
Termination
payments
(a)
If this Agreement is terminated for any reason (including under this Clause
25), Coronado must
pay to Stanwell within 10 Business Days of the date of termination:
(i)
the Termination Payment
calculated in accordance with the SRA Value
Schedule;
(ii)
the RRP Termination
Payment calculated in accordance with the RRP Balance
Schedule;
and
(iii)
the PDP Balance Termination
Payment calculated in accordance with the PDP Balance
Schedule.
(b)
If this Agreement is terminated otherwise than due to
Coronado's default, Coronado may
set-off against the Termination
Payment,
the RRP Termination Payment
and the PDP Balance
Termination
Payment (as applicable) any net amount payable by Stanwell to Coronado under
Clause 11 of this Agreement (having deducted
any amounts payable by Coronado to Stanwell
under this Agreement).

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Schedule
1– SRA
Value Schedule
1.
Introduction
1.1
This Agreement includes a number of items which change from time to time in accordance with the
Model Calculations contained in this Schedule 1.
The purpose of these Model Calculations is to
accommodate the flexibility in this Agreement (including as to the
Supply Commencement Date,
Contract Price per GJ, Monthly Tonnage
and Cash in Lieu) while ensuring that in all circumstances
Stanwell receives the Value
of the SRA. The Value
of the SRA is acquitted by the payment by
Coronado of Monthly Cash Flows (adjusted by the Discount Factor) as determined by the Model
Calculations, and if the Outstanding Value
of the SRA is greater than zero as at 31 December 2043, by
adding the Outstanding Value
of the SRA to the PDP Balance in accordance with clause 2.3(c).
1.2
From time to time as required for the purposes of this Agreement prior to the Supply Commencement
Date, and then at the end of each Month during the Supply Term, the Model Calculations will be made
in accordance with their terms.
The Model Calculations use Fixed Inputs, Variable
Elements and the
output of other Model Calculations.
1.3
The Model Calculations determine (amongst other things) certain payments to be made under this
Agreement, including that, in relation to each Month during the Supply
Term:
(a)
Stanwell shall pay to Coronado the Netback Amount for the aggregate quantities of Coal
delivered in that Month.
The Netback Amount for the Month is to be determined as:
Netback Amount = [Netback Price x Monthly Tonnage
(SRA Value
Schedule)] +
[(Invoice Price x Tonnes
Delivered) – (Contract Price per Tonne
Equivalent x Monthly
Tonnage (SRA Value
Schedule)]
(b)
except in the circumstances stated in Clause 11.1,
Coronado shall pay to Stanwell the Derived
Amount and the Cash in Lieu for the Month.
1.4
The Parties have agreed the form of an Excel spreadsheet which contains the Model
Calculations as
attached to the email sent from Tim Peirce, Coronado
to Natalie Gordon, Stanwell on 14 August 2018
at approximately 11.15 am, and which is attached
to this Schedule 1.
The Excel spreadsheet also
includes rows which are to be used for the administration of this Agreement by the Parties, but which
are not, and do not affect, Fixed Inputs, Variable
Elements or Model Calculations for the purposes of
this Schedule 1.
1.5
To the extent of
any inconsistency, the documents will be
interpreted in the following order of
precedence:
(a)
this Agreement, including this Schedule 1;
(b)
the Excel spreadsheet; and
(c)
the worked examples attached.
1.6
Each Party acknowledges that the Model Calculations do not and will not take account of either Party's
tax position.
1.7
In this Schedule 1, a reference to a Clause is a reference to a Clause in the main body of this
Agreement.

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2.
Fixed Inputs
The following items are the Fixed Inputs (which remain unchanged throughout the term of this
Agreement):
Fixed Input
Value of
Fixed Input
Discount Rate 13% per annum.
Valuation
Date
13 August 2018.
Netback Price
in respect of each Month on and from the Valuation
Date, the price in
A$ set out for that Month for the Netback Price in Attachment 1 to this
Schedule 1.
Contract Energy
means 25.6 GJ/Tonne
(as received).
New CSA Days means, for a Month, the number of days from (and excluding) the
Valuation
Date until (and including) the last day of the relevant Month.
Escalation Factor
means, for a Month:
(1 + 0.02) ^ (New CSA Days / 365)
Discount Factor
in respect of each Month from the Valuation
Date, is to be determined as:
=1/[((1+ Discount Rate)^(1/365))^(New CSA Days)]
Value
of the SRA
A$210,000,000.
3.
Variable
Elements
The following items are the Variable Elements :
Variable
Element
Determination of Variable
Element
Supply
Commencement Date
has the meaning given in Clause 1.1.
For the purposes only of the Model Calculations, unless and until the
Supply Commencement Date occurs, a nominal Supply Commencement
Date of 1 March 2027 will be used for the Model Calculations (except if this Agreement is terminated prior to the Supply Commencement Date occurring and Stanwell has given a nomination in accordance with Clause
4.1(a), in which case the Supply Commencement Date indicated in that nomination will be used).
Base Contract Price
per GJ
means:
·
if the Supply Commencement Date is prior to 1 January 2026,
A$[***] per GJ;
·
otherwise, the price per GJ set out in the table headed 'Base Contract
Price per GJ' in Attachment 1 to this Schedule 1 for the Month in which the Supply Commencement Date occurs,
provided that unless and until the Supply Commencement Date occurs,
A$[***] will be used for Base Contract Price per GJ under this Schedule
1.
The Base Contract Price per GJ is fixed on the Supply Commencement
Date.
Contract Price per GJ
means, for each Month during the Supply Term,
the Base Contract Price
per GJ multiplied by the Escalation Factor for that Month.
Nominated Contract
Price per GJ
means, for each Month during the Supply Term,
the amount nominated as
the Nominated Contract Price per GJ by Stanwell in accordance with
Clause 4.1(a)(i)(C).

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Variable
Element
Determination of Variable
Element
Cash in Lieu Tonnage
means, for each Month during the Supply Term,
the quantity of the
Annual Contract Tonnage
(in Tonnes Equivalent)
for which Stanwell
elects to receive Cash in Lieu in accordance with Clause 4.1(a)(i)(B).
Monthly Tonnage
(SRA Value
Schedule)
means:
·
for a Month prior to the effective date of the relevant Model
Calculation, the actual quantity of Coal in Tonnes
Equivalent
delivered in that Month by Coronado to Stanwell;
·
for any other Month in respect of which Stanwell has given a nomination in accordance with Clause 4.1, the Annual Contract
Tonnage nominated
by Stanwell for that Year,
divided by 12; and
·
for any other Month during the Supply Term,
2,000,000 divided by
12, in Tonnes Equivalent.
4.
Model Calculations
The following Model Calculations
will be calculated for each Month during the Supply Term
using the
Fixed Inputs, Variable
Elements and other Model Calculations (as is relevant).
The Discounted
Monthly Cash Flows and the Outstanding Value
of the SRA will also be calculated for each Month on
and from the Valuation
Date.
Model Calculation Formula
Contract Price per
Tonne Equivalent
means, for each Month during the Supply Term,
the Nominated Contract
Price per GJ for that Month multiplied by the Contract Energy.
Derived Amount per
Tonne
means, for each Month during the Supply Term,
the Netback Price less the
Contract Price per Tonne
Equivalent for that Month.
Derived Amount
means, for each Month during the Supply Term,
the Derived Amount per
Tonne multiplied
by the Monthly Tonnage
(SRA Value
Schedule) for that
Month.
Cash in Lieu
means, for each Month during the Supply Term,
the Derived Amount per
Tonne multiplied
by the Cash in Lieu Tonnage
for that Month.
Monthly Cash Flows
means, for each Month during the Supply Term,
the Derived Amount plus
the Cash in Lieu for that Month.
Discounted Monthly
Cash Flows
means, for each Month during the Supply Term
the amount determined as:
= Monthly Cash Flows x Discount Factor
Cumulative
Discounted Cash
Flows
means, for each Month on and from the Valuation
Date, the sum of each of
the Discounted Monthly Cash Flows for every Month occurring during the
Supply Term up
to and including that Month (and being, prior to the
Supply Commencement Date, zero).
Outstanding Value
of
the SRA
means, for each Month on and from the Valuation
Date, the amount
determined as:
=Value
of the SRA – Cumulative Discounted Cash Flows

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=
5.
Termination Payments
If this Agreement is terminated and the Outstanding Value
of the SRA is greater than zero, Coronado
must pay to Stanwell a termination payment (
Termination
Payment
) calculated in accordance with
this Schedule 1 and:
•
if the termination is due to Coronado's default, the Termination
Payment will be:
•
the Cash Value
of the SRA; plus
•
the Top-Up Amount; and
•
if the termination is for any other reason,
the Termination Payment
will be the Cash Value
of
the SRA.
Calculation of the Cash Value
of the SRA
The
Cash Value of
the SRA
is calculated as:
Outstanding Value
of the SRA
m
/ Discount Factor
m
with each such value being calculated as at the end of the Month in which the date of
termination occurs.
Calculation of Top
-Up Amount
The Top-Up Amount
is determined by:
•
taking the remaining Supply Term
as at the date of termination based on the last nomination
(including the non-binding nomination for each Year
in the Supply Term after
the Year
for
which the nomination is made) under Clause 4.1;
•
calculating a revised Netback Price (the
Revised Netback Price ) for each Month of the
remaining Supply Term
in accordance with the table set out below and determining any Top-
Up Amount payable by Coronado;
Input
Value of
Fixed Input
Forecast Price
means, for each Month of the remaining Supply Term
from and including
the date of termination, the price for [***] kcal/kg NAR thermal coal on
a
Free on Board basis at Newcastle Port in nominal US$ per tonne that is included for that Month in the Wood
MacKenzie Long Term
Thermal
Market Outlook last published prior to the date of termination.
FX Rate
means, for each Month of the remaining Supply Term
from and including
the date of termination, the rate for converting US dollars into one
Australian dollar that is included for that Month in the long term exchange rate forecast published by Wood
MacKenzie last published prior to the
date of termination.
A$ Forecast Price means, for a Month, the Forecast Price divided by the FX Rate.
Reference Energy means the energy applicable to the Forecast Price, as measured in GJ per
Tonne (as received),
being for the Forecast Price described above, [***]
GJ per Tonne (as received).
Port Costs
in respect of each Month of the remaining Supply Term
from and
including the date of termination, the price in A$ set out for that Month for
Port Costs in Attachment 1 to this Schedule 1.
Rail Costs
in respect of each Month of the remaining Supply Term
from and
including the date of termination, the price in A$ set out for that Month for
Rail Costs in Attachment 1 to this Schedule 1.

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Input
Value of
Fixed Input
Export Royalty
means, in respect of each Month of the remaining Supply Term from and
including the date of termination:
if the A$ Forecast Price less Port Costs is less than or equal to
A$100/Tonne:
=((A$ Forecast Price less Port Costs) x 7%)
if A$ Forecast Price less Port Costs is greater than A$100/Tonne and less
than or equal to A$150/Tonne:
=A$7 + ((A$ Forecast Price less Port Costs less A$100) x 12.5%)
if the A$ Forecast Price less Port Costs is greater than A$150/Tonne:
=A$13.25 + ((A$ Forecast Price less Port Costs less $150) x 15%)
Revised Netback
Price
is calculated for each Month of the remaining Supply Term
from and
including the date of termination as:
=(A$ Forecast Price) x (Contract Energy / Reference Energy)
–
Port Costs – Rail Costs – Export Royalty
Discount Factor
(Termination)
in respect of each Month of the remaining Supply Term
from and
including the date of termination, is to be determined as:
=1/[((1+ Discount Rate)^(1/365))^(Days from the date of
termination to the end of the relevant Month)]
Top-Up Amount
(Month)
in respect of each Month of the remaining Supply Term
from and
including the date of termination:
·
if the Revised Netback Price is less than or equal to the Netback Price for the Month, the Top-Up
Amount (Month) for the Month is zero;
and
·
if the Revised Netback Price is greater than the Netback Price for the
Month, the Top
-Up Amount (Month) for the Month is determined as:
= [(Revised Netback Price – Netback Price) x Monthly Tonnage
(SRA
Value
Schedule) x Discount Factor (Termination)].
Top-Up Amount
the sum of each Top-Up
Amount (Month).
The Forecast Price and the FX Rate are the Forecast Indices
.
If at any time on and from the Valuation
Date, a Forecast Index is no longer published or the basis of calculation of the Forecast Index materially
changes, the Forecast Index will be replaced with a replacement index that best represents the
characteristics of the relevant Forecast Index as at the Valuation
Date.
In order to determine whether a
Forecast Index is no longer published or the basis of calculation of the Forecast Index materially changes and, if so, the replacement index:
•
Either Party may notify the other if it considers that a Forecast Index is no longer published
or
the basis of calculation of the Forecast Index has materially changed.
If the Parties do not
agree on whether a Forecast Index is no longer published or the basis of calculation of the
Forecast Index has materially changed within 30 days of such notice, Clause
17(h) will apply.

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•
If the Parties agree or it is determined that a Forecast Index is no longer published or the basis
of calculation of the Forecast Index has materially changed, the Parties will seek to agree upon
a replacement Forecast Index.
If the Parties have not agreed on a replacement within 30 days of the agreement or determination, Stanwell will nominate a relevant replacement
Forecast
Index to Coronado.
•
If Coronado does not agree with the replacement Forecast Index provided by Stanwell,
Clause
17(h) will apply.
•
If a replacement Forecast Index is determined in circumstances where Coronado is in default or
this Agreement has been terminated due to Coronado's default and the Forecast Index that is
finally agreed or determined is the replacement Forecast Index nominated by Stanwell, then
Coronado must bear the cost of the Expert and any consultant or advisors engaged by the
Expert and Stanwell's legal and other costs related to the determination.
If a Forecast Index does not, as at the date of termination, publish any of the input for the Forecast
Index beyond a date such that it does not include all remaining Months of the Supply Term as required
to determine the Revised Netback Price, the Forecast Index for the
Months in which no input is
published will be determined as:
•
in relation to the Forecast Price, the forecast published for the date which is furthest in the
future from the date of termination ( Last Published Date ) multiplied by the Forecast
Escalation Rate where:
o
the Forecast Escalation Rate means, for a Month:
(1 + 0.02) ^ (Forecast Days / 365); and
o
Forecast Days means, for a Month, the number of days from (and excluding)
the Last
Published Date until (and including) the last day of the relevant Month; and
•
in relation to the FX Rate, the FX Rate published for the date which is furthest in the future from the date of termination.
6.
Maintenance
of agreed
Value of
the
SRA
and
model
For the purposes of administration, Coronado must prepare the Model Calculations in accordance with
this Schedule 1 each Month and make it available to Stanwell in the same format as the agreed Excel
spreadsheet (or as otherwise agreed).

New Coal Supply Agreement
MinterEllison | Ref:
JRP:BBC:1192745
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ME_957672647_9
Attachment 1 to Schedule 1
[***]

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ME_957672647_9
Attachment 2 to Schedule 1 – Model Calculations worked examples
[***]

New Coal Supply Agreement
MinterEllison | Ref:
JRP:BBC:1192745
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ME_957672647_9
Schedule
1A –
RRP
Balance
Schedule
[***]

New Coal Supply Agreement
MinterEllison | Ref:
JRP:BBC:1192745
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ME_957672647_9
Schedule 1B –
PDP Balance Schedule
[***]

New Coal Supply Agreement
MinterEllison | Ref:
JRP:BBC:1192745
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ME_957672647_9
Attachment 1 to Schedule 1B
[***]

New Coal Supply Agreement
MinterEllison | Ref:
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ME_957672647_9
Schedule 2 –
Quality Assurance
[***]

New Coal Supply Agreement
MinterEllison | Ref:
JRP:BBC:1192745
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ME_957672647_9
Schedule 3– Rail Performance
Levels
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New Coal Supply Agreement
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JRP:BBC:1192745
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ME_957672647_9
EXECUTED
as a deed
Signed by
Richard Van
Breda
for Stanwell
Corporation Limited
ACN 078 848 674 under power
of attorney in the presence of
Signature of witness Richard Van Breda
Name of witness (print)
Executed
by
Coronado Curragh Pty Ltd ABN 90
009 362 565
in accordance with Section 127 of the
Corporations Act 2001 (Cth)
Signature of director
Signature of director/company secretary
(Please delete as applicable)
Name of director (print) Name of director/company secretary (print)